EXHIBIT 99

Subject: CMBS NEW ISSUE: BACM 05-1 *Publics* Term Sheet

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-1 Approx. $2.32B NEW ISSUE CMBS

Joint Bks/LDS:       Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Co-Lead Mgr:         Barclays Capital Inc.
Co-Managers:         Goldman Sachs/RBS Greenwich Capital
Rating Agencies:     S&P and Fitch

Class Size($mm) (F/S&P)   Sub Lvl  WAL   Prin Window
A1     39.8     AAA/AAA    20.000  1.52     1- 33
A2    185.1     AAA/AAA    20.000  2.74    33- 33
A3    555.0     AAA/AAA    20.000  4.79    54- 60
A4    343.0     AAA/AAA    20.000  6.83    81- 84
ASB   132.1     AAA/AAA    20.000  6.37    33-114
A5    383.4     AAA/AAA    20.000  9.62   114-117
A1A   219.2     AAA/AAA    20.000  7.39     1-117
AJ    168.4     AAA/AAA    12.750  9.79   117-118
B      61.0     AA/AA      10.125  9.87   118-119
C      20.3     AA-/AA-     9.250  9.91   119-119
D      43.5     A/A         7.375  9.91   119-119
XP      TBD     AAA/AAA      -      -        -

XP is Notional Balance

Collateral:        135 Loans / 167 Properties

Loan Sellers:       Bank of America, N.A.(60.8%)/Barclays Capital Real Estate
                    Inc.(25.1%)/Bear Stearns Commercial Mortgage,Inc.(14.2%)

Property Types:     Ret 35.8%, Off 33.1%, Multi 11.1%, Hotel 9.2%, SS 4.5%,
                    Indus 3.0%, MH 2.3%, Other 1.0%
Geographic:         NV: 13.0%, CA: 11.9% (So. CA: 10.1%, No. CA: 1.8%), GA:
                    10.8%, FL: 8.6%, MN: 8.1%, IL: 6.7%, No Others >5%
DSCR/LTV:           1.66x / 67.6%
Inves. Grade Loans: Six loans for 21.6% of UPB
Top 10 Loans:       40.3% of the pool, DSCR: 1.86x, LTV: 63.6%

Top 3 Trust Assets
                                                   Shadow
                                 DSCR     LTV      Ratings (S/F)    %UPB
Fashion Show Mall                2.32x    52.0%     AAA/AA          8.3%
Southdale Mall                   2.24x    52.2%     A-/BBB-         6.5%
Mall at Stonecrest               1.44x    75.1%     NR/NR           4.7%

Expected Timing
Termsheets/Reds - Tuesday 3/22 (electronic), Wednesday 3/23 hard copy Launch / Price - Wk of 3/28
Settlement      - 4/12

Roadshow
Tuesday 3/22- NY meetings (afternoon)
Wednesday 3/23 - NY 8:30 bkfst at 9 West 57th, 10:00 Global call, NY meetings Wednesday 3/23 - 8:30 Boston bkfst 2 International PL,12:00 Hartford lnch @ Max Thursday 3/24 - NY meetings
Monday 3/28 - Chicago 8:00 bkfst, Minni afternoon group meeting


This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc., Barclays Capital Inc., and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.

Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179, or Craig Leonard/Brian Dixon at Barclays Capital Inc., 200 Park Avenue, 5th Floor, New York, NY 101566. Such securities may not be suiSheetle for all investors.

BACM 2005-1

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

Cashflows for A-J

      Base Case - Pricing
                                          168,352,000.00 86,247,197.92
 Pd          Date            Beg Bal         Prin Pmt       Int Due
    1          5/10/2005   168,352,000.00              -    699,648.23
    2          6/10/2005   168,352,000.00              -    721,199.74
    3          7/10/2005   168,352,000.00              -    699,658.91
    4          8/10/2005   168,352,000.00              -    721,209.04
    5          9/10/2005   168,352,000.00              -    721,214.06
    6         10/10/2005   168,352,000.00              -    699,675.23
    7         11/10/2005   168,352,000.00              -    721,223.32
    8         12/10/2005   168,352,000.00              -    699,685.88
    9          1/10/2006   168,352,000.00              -    699,690.88
   10          2/10/2006   168,352,000.00              -    699,696.52
   11          3/10/2006   168,352,000.00              -    700,295.21
   12          4/10/2006   168,352,000.00              -    721,866.56
   13          5/10/2006   168,352,000.00              -    700,312.65
   14          6/10/2006   168,352,000.00              -    721,875.23
   15          7/10/2006   168,352,000.00              -    700,322.85
   16          8/10/2006   168,352,000.00              -    721,883.86
   17          9/10/2006   168,352,000.00              -    721,888.56
   18         10/10/2006   168,352,000.00              -    700,338.43
   19         11/10/2006   168,352,000.00              -    721,897.12
   20         12/10/2006   168,352,000.00              -    700,345.89
   21          1/10/2007   168,352,000.00              -    700,347.19
   22          2/10/2007   168,352,000.00              -    700,347.78
   23          3/10/2007   168,352,000.00              -    700,390.77
   24          4/10/2007   168,352,000.00              -    721,890.82
   25          5/10/2007   168,352,000.00              -    700,340.68
   26          6/10/2007   168,352,000.00              -    721,880.93
   27          7/10/2007   168,352,000.00              -    700,333.49
   28          8/10/2007   168,352,000.00              -    721,870.45
   29          9/10/2007   168,352,000.00              -    721,866.18
   30         10/10/2007   168,352,000.00              -    700,323.23
   31         11/10/2007   168,352,000.00              -    721,855.29
   32         12/10/2007   168,352,000.00              -    700,315.45
   33          1/10/2008   168,352,000.00              -    721,844.10
   34          2/10/2008   168,352,000.00              -    716,412.13
   35          3/10/2008   168,352,000.00              -    716,410.04
   36          4/10/2008   168,352,000.00              -    738,266.22
   37          5/10/2008   168,352,000.00              -    716,347.05
   38          6/10/2008   168,352,000.00              -    738,219.09
   39          7/10/2008   168,352,000.00              -    716,305.08
   40          8/10/2008   168,352,000.00              -    738,172.10
   41          9/10/2008   168,352,000.00              -    738,149.76
   42         10/10/2008   168,352,000.00              -    716,242.44
   43         11/10/2008   168,352,000.00              -    738,101.89
   44         12/10/2008   168,352,000.00              -    716,199.20
   45          1/10/2009   168,352,000.00              -    716,176.14
   46          2/10/2009   168,352,000.00              -    716,155.41
   47          3/10/2009   168,352,000.00              -    716,197.71
   48          4/10/2009   168,352,000.00              -    737,977.91
   49          5/10/2009   168,352,000.00              -    716,088.64
   50          6/10/2009   168,352,000.00              -    737,930.09
   51          7/10/2009   168,352,000.00              -    716,045.72
   52          8/10/2009   168,352,000.00              -    737,881.63
   53          9/10/2009   168,352,000.00              -    737,858.47
   54         10/10/2009   168,352,000.00              -    715,981.44
   55         11/10/2009   168,352,000.00              -    737,996.11
   56         12/10/2009   168,352,000.00              -    716,014.75
   57          1/10/2010   168,352,000.00              -    721,310.90
   58          2/10/2010   168,352,000.00              -    731,439.27
   59          3/10/2010   168,352,000.00              -    734,958.66
   60          4/10/2010   168,352,000.00              -    756,364.64
   61          5/10/2010   168,352,000.00              -    736,844.26
   62          6/10/2010   168,352,000.00              -    761,470.01
   63          7/10/2010   168,352,000.00              -    736,833.33
   64          8/10/2010   168,352,000.00              -    761,458.62
   65          9/10/2010   168,352,000.00              -    761,453.10
   66         10/10/2010   168,352,000.00              -    736,816.82
   67         11/10/2010   168,352,000.00              -    761,441.41
   68         12/10/2010   168,352,000.00              -    736,805.40
   69          1/10/2011   168,352,000.00              -    736,799.38
   70          2/10/2011   168,352,000.00              -    736,793.79
   71          3/10/2011   168,352,000.00              -    736,888.23
   72          4/10/2011   168,352,000.00              -    761,410.51
   73          5/10/2011   168,352,000.00              -    736,775.24
   74          6/10/2011   168,352,000.00              -    761,398.06
   75          7/10/2011   168,352,000.00              -    736,763.08
   76          8/10/2011   168,352,000.00              -    761,385.38
   77          9/10/2011   168,352,000.00              -    761,379.20
   78         10/10/2011   168,352,000.00              -    736,744.67
   79         11/10/2011   168,352,000.00              -    761,366.18
   80         12/10/2011   168,352,000.00              -    736,731.95
   81          1/10/2012   168,352,000.00              -    761,352.92
   82          2/10/2012   168,352,000.00              -    740,235.91
   83          3/10/2012   168,352,000.00              -    745,324.67
   84          4/10/2012   168,352,000.00              -    765,340.71
   85          5/10/2012   168,352,000.00              -    741,889.47
   86          6/10/2012   168,352,000.00              -    766,682.15
   87          7/10/2012   168,352,000.00              -    741,876.22
   88          8/10/2012   168,352,000.00              -    766,668.34
   89          9/10/2012   168,352,000.00              -    766,661.63
   90         10/10/2012   168,352,000.00              -    741,856.19
   91         11/10/2012   168,352,000.00              -    766,647.05
   92         12/10/2012   168,352,000.00              -    741,841.83
   93          1/10/2013   168,352,000.00              -    741,834.39
   94          2/10/2013   168,352,000.00              -    741,827.48
   95          3/10/2013   168,352,000.00              -    741,938.38
   96          4/10/2013   168,352,000.00              -    766,608.88
   97          5/10/2013   168,352,000.00              -    741,804.56
   98          6/10/2013   168,352,000.00              -    766,543.56
   99          7/10/2013   168,352,000.00              -    741,741.47
  100          8/10/2013   168,352,000.00              -    766,528.41
  101          9/10/2013   168,352,000.00              -    766,521.04
  102         10/10/2013   168,352,000.00              -    741,719.47
  103         11/10/2013   168,352,000.00              -    766,505.47
  104         12/10/2013   168,352,000.00              -    741,704.27
  105          1/10/2014   168,352,000.00              -    741,696.26
  106          2/10/2014   168,352,000.00              -    741,688.78
  107          3/10/2014   168,352,000.00              -    741,807.59
  108          4/10/2014   168,352,000.00              -    766,464.33
  109          5/10/2014   168,352,000.00              -    741,664.08
  110          6/10/2014   168,352,000.00              -    766,447.69
  111          7/10/2014   168,352,000.00              -    741,647.83
  112          8/10/2014   168,352,000.00              -    766,430.75
  113          9/10/2014   168,352,000.00              -    766,422.47
  114         10/10/2014   168,352,000.00              -    741,623.19
  115         11/10/2014   168,352,000.00              -    763,446.91
  116         12/10/2014   168,352,000.00              -    740,044.16
  117          1/10/2015   168,352,000.00  76,947,287.10    739,441.49
  118          2/10/2015    91,404,712.90  91,404,712.90    396,422.32



      Extension Scenario - 24 mth for 25% Ext
                                           168,352,000.00 87,018,342.39
 Pd          Date            Beg Bal         Prin Pmt        Int Due
    1          5/10/2005   168,352,000.00               -    699,648.23
    2          6/10/2005   168,352,000.00               -    721,199.74
    3          7/10/2005   168,352,000.00               -    699,658.91
    4          8/10/2005   168,352,000.00               -    721,209.04
    5          9/10/2005   168,352,000.00               -    721,214.06
    6         10/10/2005   168,352,000.00               -    699,675.23
    7         11/10/2005   168,352,000.00               -    721,223.32
    8         12/10/2005   168,352,000.00               -    699,685.88
    9          1/10/2006   168,352,000.00               -    699,690.88
   10          2/10/2006   168,352,000.00               -    699,696.52
   11          3/10/2006   168,352,000.00               -    700,295.21
   12          4/10/2006   168,352,000.00               -    721,866.56
   13          5/10/2006   168,352,000.00               -    700,312.65
   14          6/10/2006   168,352,000.00               -    721,875.23
   15          7/10/2006   168,352,000.00               -    700,322.85
   16          8/10/2006   168,352,000.00               -    721,883.86
   17          9/10/2006   168,352,000.00               -    721,888.56
   18         10/10/2006   168,352,000.00               -    700,338.43
   19         11/10/2006   168,352,000.00               -    721,897.12
   20         12/10/2006   168,352,000.00               -    700,345.89
   21          1/10/2007   168,352,000.00               -    700,347.19
   22          2/10/2007   168,352,000.00               -    700,347.78
   23          3/10/2007   168,352,000.00               -    700,390.77
   24          4/10/2007   168,352,000.00               -    721,890.82
   25          5/10/2007   168,352,000.00               -    700,340.68
   26          6/10/2007   168,352,000.00               -    721,880.93
   27          7/10/2007   168,352,000.00               -    700,333.49
   28          8/10/2007   168,352,000.00               -    721,870.45
   29          9/10/2007   168,352,000.00               -    721,866.18
   30         10/10/2007   168,352,000.00               -    700,323.23
   31         11/10/2007   168,352,000.00               -    721,855.29
   32         12/10/2007   168,352,000.00               -    700,315.45
   33          1/10/2008   168,352,000.00               -    721,844.10
   34          2/10/2008   168,352,000.00               -    712,126.43
   35          3/10/2008   168,352,000.00               -    712,129.08
   36          4/10/2008   168,352,000.00               -    733,891.11
   37          5/10/2008   168,352,000.00               -    712,074.98
   38          6/10/2008   168,352,000.00               -    733,853.17
   39          7/10/2008   168,352,000.00               -    712,041.83
   40          8/10/2008   168,352,000.00               -    733,815.33
   41          9/10/2008   168,352,000.00               -    733,797.44
   42         10/10/2008   168,352,000.00               -    711,992.31
   43         11/10/2008   168,352,000.00               -    733,758.62
   44         12/10/2008   168,352,000.00               -    711,957.88
   45          1/10/2009   168,352,000.00               -    711,939.29
   46          2/10/2009   168,352,000.00               -    711,922.95
   47          3/10/2009   168,352,000.00               -    711,970.17
   48          4/10/2009   168,352,000.00               -    733,657.40
   49          5/10/2009   168,352,000.00               -    711,869.29
   50          6/10/2009   168,352,000.00               -    733,618.57
   51          7/10/2009   168,352,000.00               -    711,835.12
   52          8/10/2009   168,352,000.00               -    733,579.18
   53          9/10/2009   168,352,000.00               -    733,560.54
   54         10/10/2009   168,352,000.00               -    711,784.05
   55         11/10/2009   168,352,000.00               -    733,620.75
   56         12/10/2009   168,352,000.00               -    711,702.15
   57          1/10/2010   168,352,000.00               -    715,390.61
   58          2/10/2010   168,352,000.00               -    726,881.73
   59          3/10/2010   168,352,000.00               -    729,736.47
   60          4/10/2010   168,352,000.00               -    750,769.86
   61          5/10/2010   168,352,000.00               -    730,116.70
   62          6/10/2010   168,352,000.00               -    753,836.57
   63          7/10/2010   168,352,000.00               -    730,091.11
   64          8/10/2010   168,352,000.00               -    753,808.23
   65          9/10/2010   168,352,000.00               -    753,794.59
   66         10/10/2010   168,352,000.00               -    730,052.60
   67         11/10/2010   168,352,000.00               -    753,765.61
   68         12/10/2010   168,352,000.00               -    730,026.02
   69          1/10/2011   168,352,000.00               -    730,011.94
   70          2/10/2011   168,352,000.00               -    729,999.02
   71          3/10/2011   168,352,000.00               -    730,078.09
   72          4/10/2011   168,352,000.00               -    753,689.08
   73          5/10/2011   168,352,000.00               -    729,955.82
   74          6/10/2011   168,352,000.00               -    753,658.46
   75          7/10/2011   168,352,000.00               -    729,927.71
   76          8/10/2011   168,352,000.00               -    753,627.35
   77          9/10/2011   168,352,000.00               -    753,612.31
   78         10/10/2011   168,352,000.00               -    729,885.37
   79         11/10/2011   168,352,000.00               -    753,696.52
   80         12/10/2011   168,352,000.00               -    729,970.80
   81          1/10/2012   168,352,000.00               -    755,857.34
   82          2/10/2012   168,352,000.00               -    737,564.04
   83          3/10/2012   168,352,000.00               -    741,110.73
   84          4/10/2012   168,352,000.00               -    762,303.33
   85          5/10/2012   168,352,000.00               -    740,292.15
   86          6/10/2012   168,352,000.00               -    765,031.51
   87          7/10/2012   168,352,000.00               -    740,278.72
   88          8/10/2012   168,352,000.00               -    765,017.50
   89          9/10/2012   168,352,000.00               -    765,010.69
   90         10/10/2012   168,352,000.00               -    740,258.40
   91         11/10/2012   168,352,000.00               -    764,976.47
   92         12/10/2012   168,352,000.00               -    740,225.07
   93          1/10/2013   168,352,000.00               -    740,217.59
   94          2/10/2013   168,352,000.00               -    740,210.61
   95          3/10/2013   168,352,000.00               -    740,321.08
   96          4/10/2013   168,352,000.00               -    764,938.04
   97          5/10/2013   168,352,000.00               -    740,187.55
   98          6/10/2013   168,352,000.00               -    764,885.32
   99          7/10/2013   168,352,000.00               -    740,136.58
  100          8/10/2013   168,352,000.00               -    764,869.90
  101          9/10/2013   168,352,000.00               -    764,862.39
  102         10/10/2013   168,352,000.00               -    740,114.18
  103         11/10/2013   168,352,000.00               -    764,846.54
  104         12/10/2013   168,352,000.00               -    740,098.70
  105          1/10/2014   168,352,000.00               -    740,090.57
  106          2/10/2014   168,352,000.00               -    741,201.55
  107          3/10/2014   168,352,000.00               -    744,352.15
  108          4/10/2014   168,352,000.00               -    766,126.30
  109          5/10/2014   168,352,000.00               -    741,676.29
  110          6/10/2014   168,352,000.00               -    766,460.27
  111          7/10/2014   168,352,000.00               -    741,659.97
  112          8/10/2014   168,352,000.00               -    766,443.25
  113          9/10/2014   168,352,000.00               -    766,434.93
  114         10/10/2014   168,352,000.00               -    741,635.21
  115         11/10/2014   168,352,000.00               -    764,260.96
  116         12/10/2014   168,352,000.00               -    740,508.83
  117          1/10/2015   168,352,000.00               -    740,207.13
  118          2/10/2015   168,352,000.00   29,522,912.81    735,269.38
  119          3/10/2015   138,829,087.19  112,033,263.30    621,239.30
  120          4/10/2015    26,795,823.90   26,795,823.90    120,747.07



      Default Scenario-3 CDR, mth 24, 40% Loss, 6 mth Recovery
                                          168,352,000.00 86,558,129.92
 Pd          Date            Beg Bal         Prin Pmt       Int Due
    1          5/10/2005   168,352,000.00              -    699,648.23
    2          6/10/2005   168,352,000.00              -    721,199.74
    3          7/10/2005   168,352,000.00              -    699,658.91
    4          8/10/2005   168,352,000.00              -    721,209.04
    5          9/10/2005   168,352,000.00              -    721,214.06
    6         10/10/2005   168,352,000.00              -    699,675.23
    7         11/10/2005   168,352,000.00              -    721,223.32
    8         12/10/2005   168,352,000.00              -    699,685.88
    9          1/10/2006   168,352,000.00              -    699,690.88
   10          2/10/2006   168,352,000.00              -    699,696.52
   11          3/10/2006   168,352,000.00              -    700,295.21
   12          4/10/2006   168,352,000.00              -    721,866.56
   13          5/10/2006   168,352,000.00              -    700,312.65
   14          6/10/2006   168,352,000.00              -    721,875.23
   15          7/10/2006   168,352,000.00              -    700,322.85
   16          8/10/2006   168,352,000.00              -    721,883.86
   17          9/10/2006   168,352,000.00              -    721,888.56
   18         10/10/2006   168,352,000.00              -    700,338.43
   19         11/10/2006   168,352,000.00              -    721,897.12
   20         12/10/2006   168,352,000.00              -    700,345.89
   21          1/10/2007   168,352,000.00              -    700,347.19
   22          2/10/2007   168,352,000.00              -    700,347.78
   23          3/10/2007   168,352,000.00              -    700,390.77
   24          4/10/2007   168,352,000.00              -    721,890.82
   25          5/10/2007   168,352,000.00              -    700,343.49
   26          6/10/2007   168,352,000.00              -    721,886.89
   27          7/10/2007   168,352,000.00              -    700,342.15
   28          8/10/2007   168,352,000.00              -    721,882.42
   29          9/10/2007   168,352,000.00              -    721,881.09
   30         10/10/2007   168,352,000.00              -    700,340.69
   31         11/10/2007   168,352,000.00              -    721,862.82
   32         12/10/2007   168,352,000.00              -    700,312.38
   33          1/10/2008   168,352,000.00              -    721,830.76
   34          2/10/2008   168,352,000.00              -    716,406.13
   35          3/10/2008   168,352,000.00              -    716,457.15
   36          4/10/2008   168,352,000.00              -    738,257.46
   37          5/10/2008   168,352,000.00              -    716,336.50
   38          6/10/2008   168,352,000.00              -    738,207.38
   39          7/10/2008   168,352,000.00              -    716,291.48
   40          8/10/2008   168,352,000.00              -    738,157.43
   41          9/10/2008   168,352,000.00              -    738,133.60
   42         10/10/2008   168,352,000.00              -    716,224.23
   43         11/10/2008   168,352,000.00              -    738,082.75
   44         12/10/2008   168,352,000.00              -    716,177.90
   45          1/10/2009   168,352,000.00              -    716,153.28
   46          2/10/2009   168,352,000.00              -    716,130.99
   47          3/10/2009   168,352,000.00              -    716,335.50
   48          4/10/2009   168,352,000.00              -    737,951.22
   49          5/10/2009   168,352,000.00              -    716,059.51
   50          6/10/2009   168,352,000.00              -    737,900.35
   51          7/10/2009   168,352,000.00              -    716,013.43
   52          8/10/2009   168,352,000.00              -    737,848.83
   53          9/10/2009   168,352,000.00              -    737,824.13
   54         10/10/2009   168,352,000.00              -    715,944.38
   55         11/10/2009   168,352,000.00              -    737,958.02
   56         12/10/2009   168,352,000.00              -    715,973.56
   57          1/10/2010   168,352,000.00              -    721,258.68
   58          2/10/2010   168,352,000.00              -    731,358.97
   59          3/10/2010   168,352,000.00              -    735,064.13
   60          4/10/2010   168,352,000.00              -    756,271.71
   61          5/10/2010   168,352,000.00              -    736,844.26
   62          6/10/2010   168,352,000.00              -    761,470.01
   63          7/10/2010   168,352,000.00              -    736,833.33
   64          8/10/2010   168,352,000.00              -    761,458.62
   65          9/10/2010   168,352,000.00              -    761,453.10
   66         10/10/2010   168,352,000.00              -    736,816.82
   67         11/10/2010   168,352,000.00              -    761,441.41
   68         12/10/2010   168,352,000.00              -    736,805.40
   69          1/10/2011   168,352,000.00              -    736,799.38
   70          2/10/2011   168,352,000.00              -    736,793.79
   71          3/10/2011   168,352,000.00              -    737,076.60
   72          4/10/2011   168,352,000.00              -    761,410.51
   73          5/10/2011   168,352,000.00              -    736,775.24
   74          6/10/2011   168,352,000.00              -    761,398.06
   75          7/10/2011   168,352,000.00              -    736,763.08
   76          8/10/2011   168,352,000.00              -    761,385.38
   77          9/10/2011   168,352,000.00              -    761,379.20
   78         10/10/2011   168,352,000.00              -    736,744.67
   79         11/10/2011   168,352,000.00              -    761,366.18
   80         12/10/2011   168,352,000.00              -    736,731.95
   81          1/10/2012   168,352,000.00              -    761,352.92
   82          2/10/2012   168,352,000.00              -    740,235.91
   83          3/10/2012   168,352,000.00              -    745,396.42
   84          4/10/2012   168,352,000.00              -    765,340.71
   85          5/10/2012   168,352,000.00              -    741,889.47
   86          6/10/2012   168,352,000.00              -    766,682.15
   87          7/10/2012   168,352,000.00              -    741,876.22
   88          8/10/2012   168,352,000.00              -    766,668.34
   89          9/10/2012   168,352,000.00              -    766,661.63
   90         10/10/2012   168,352,000.00              -    741,856.19
   91         11/10/2012   168,352,000.00              -    766,647.05
   92         12/10/2012   168,352,000.00              -    741,841.83
   93          1/10/2013   168,352,000.00              -    741,834.39
   94          2/10/2013   168,352,000.00              -    741,827.48
   95          3/10/2013   168,352,000.00              -    742,128.11
   96          4/10/2013   168,352,000.00              -    766,608.88
   97          5/10/2013   168,352,000.00              -    741,804.56
   98          6/10/2013   168,352,000.00              -    766,543.56
   99          7/10/2013   168,352,000.00              -    741,741.47
  100          8/10/2013   168,352,000.00              -    766,528.41
  101          9/10/2013   168,352,000.00              -    766,521.04
  102         10/10/2013   168,352,000.00              -    741,719.47
  103         11/10/2013   168,352,000.00              -    766,505.47
  104         12/10/2013   168,352,000.00              -    741,704.27
  105          1/10/2014   168,352,000.00              -    741,696.26
  106          2/10/2014   168,352,000.00              -    741,688.78
  107          3/10/2014   168,352,000.00              -    741,997.32
  108          4/10/2014   168,352,000.00              -    766,464.33
  109          5/10/2014   168,352,000.00              -    741,664.08
  110          6/10/2014   168,352,000.00              -    766,447.69
  111          7/10/2014   168,352,000.00              -    741,647.83
  112          8/10/2014   168,352,000.00              -    766,430.75
  113          9/10/2014   168,352,000.00              -    766,422.47
  114         10/10/2014   168,352,000.00              -    741,623.19
  115         11/10/2014   168,352,000.00              -    763,446.91
  116         12/10/2014   168,352,000.00              -    740,044.16
  117          1/10/2015   168,352,000.00  39,863,265.70    739,441.49
  118          2/10/2015   128,488,734.30  95,609,640.53    557,255.75
  119          3/10/2015    32,879,093.76  32,879,093.76    149,829.90

BACM 2005-1

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its
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preparation or issuance of this material may, from time to time, have long or
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Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the
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accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

Cashflows for A-J

      Base Case - Pricing
                                          168,352,000.00 86,247,197.92
 Pd          Date            Beg Bal         Prin Pmt       Int Due
    1          5/10/2005   168,352,000.00              -    699,648.23
    2          6/10/2005   168,352,000.00              -    721,199.74
    3          7/10/2005   168,352,000.00              -    699,658.91
    4          8/10/2005   168,352,000.00              -    721,209.04
    5          9/10/2005   168,352,000.00              -    721,214.06
    6         10/10/2005   168,352,000.00              -    699,675.23
    7         11/10/2005   168,352,000.00              -    721,223.32
    8         12/10/2005   168,352,000.00              -    699,685.88
    9          1/10/2006   168,352,000.00              -    699,690.88
   10          2/10/2006   168,352,000.00              -    699,696.52
   11          3/10/2006   168,352,000.00              -    700,295.21
   12          4/10/2006   168,352,000.00              -    721,866.56
   13          5/10/2006   168,352,000.00              -    700,312.65
   14          6/10/2006   168,352,000.00              -    721,875.23
   15          7/10/2006   168,352,000.00              -    700,322.85
   16          8/10/2006   168,352,000.00              -    721,883.86
   17          9/10/2006   168,352,000.00              -    721,888.56
   18         10/10/2006   168,352,000.00              -    700,338.43
   19         11/10/2006   168,352,000.00              -    721,897.12
   20         12/10/2006   168,352,000.00              -    700,345.89
   21          1/10/2007   168,352,000.00              -    700,347.19
   22          2/10/2007   168,352,000.00              -    700,347.78
   23          3/10/2007   168,352,000.00              -    700,390.77
   24          4/10/2007   168,352,000.00              -    721,890.82
   25          5/10/2007   168,352,000.00              -    700,340.68
   26          6/10/2007   168,352,000.00              -    721,880.93
   27          7/10/2007   168,352,000.00              -    700,333.49
   28          8/10/2007   168,352,000.00              -    721,870.45
   29          9/10/2007   168,352,000.00              -    721,866.18
   30         10/10/2007   168,352,000.00              -    700,323.23
   31         11/10/2007   168,352,000.00              -    721,855.29
   32         12/10/2007   168,352,000.00              -    700,315.45
   33          1/10/2008   168,352,000.00              -    721,844.10
   34          2/10/2008   168,352,000.00              -    716,412.13
   35          3/10/2008   168,352,000.00              -    716,410.04
   36          4/10/2008   168,352,000.00              -    738,266.22
   37          5/10/2008   168,352,000.00              -    716,347.05
   38          6/10/2008   168,352,000.00              -    738,219.09
   39          7/10/2008   168,352,000.00              -    716,305.08
   40          8/10/2008   168,352,000.00              -    738,172.10
   41          9/10/2008   168,352,000.00              -    738,149.76
   42         10/10/2008   168,352,000.00              -    716,242.44
   43         11/10/2008   168,352,000.00              -    738,101.89
   44         12/10/2008   168,352,000.00              -    716,199.20
   45          1/10/2009   168,352,000.00              -    716,176.14
   46          2/10/2009   168,352,000.00              -    716,155.41
   47          3/10/2009   168,352,000.00              -    716,197.71
   48          4/10/2009   168,352,000.00              -    737,977.91
   49          5/10/2009   168,352,000.00              -    716,088.64
   50          6/10/2009   168,352,000.00              -    737,930.09
   51          7/10/2009   168,352,000.00              -    716,045.72
   52          8/10/2009   168,352,000.00              -    737,881.63
   53          9/10/2009   168,352,000.00              -    737,858.47
   54         10/10/2009   168,352,000.00              -    715,981.44
   55         11/10/2009   168,352,000.00              -    737,996.11
   56         12/10/2009   168,352,000.00              -    716,014.75
   57          1/10/2010   168,352,000.00              -    721,310.90
   58          2/10/2010   168,352,000.00              -    731,439.27
   59          3/10/2010   168,352,000.00              -    734,958.66
   60          4/10/2010   168,352,000.00              -    756,364.64
   61          5/10/2010   168,352,000.00              -    736,844.26
   62          6/10/2010   168,352,000.00              -    761,470.01
   63          7/10/2010   168,352,000.00              -    736,833.33
   64          8/10/2010   168,352,000.00              -    761,458.62
   65          9/10/2010   168,352,000.00              -    761,453.10
   66         10/10/2010   168,352,000.00              -    736,816.82
   67         11/10/2010   168,352,000.00              -    761,441.41
   68         12/10/2010   168,352,000.00              -    736,805.40
   69          1/10/2011   168,352,000.00              -    736,799.38
   70          2/10/2011   168,352,000.00              -    736,793.79
   71          3/10/2011   168,352,000.00              -    736,888.23
   72          4/10/2011   168,352,000.00              -    761,410.51
   73          5/10/2011   168,352,000.00              -    736,775.24
   74          6/10/2011   168,352,000.00              -    761,398.06
   75          7/10/2011   168,352,000.00              -    736,763.08
   76          8/10/2011   168,352,000.00              -    761,385.38
   77          9/10/2011   168,352,000.00              -    761,379.20
   78         10/10/2011   168,352,000.00              -    736,744.67
   79         11/10/2011   168,352,000.00              -    761,366.18
   80         12/10/2011   168,352,000.00              -    736,731.95
   81          1/10/2012   168,352,000.00              -    761,352.92
   82          2/10/2012   168,352,000.00              -    740,235.91
   83          3/10/2012   168,352,000.00              -    745,324.67
   84          4/10/2012   168,352,000.00              -    765,340.71
   85          5/10/2012   168,352,000.00              -    741,889.47
   86          6/10/2012   168,352,000.00              -    766,682.15
   87          7/10/2012   168,352,000.00              -    741,876.22
   88          8/10/2012   168,352,000.00              -    766,668.34
   89          9/10/2012   168,352,000.00              -    766,661.63
   90         10/10/2012   168,352,000.00              -    741,856.19
   91         11/10/2012   168,352,000.00              -    766,647.05
   92         12/10/2012   168,352,000.00              -    741,841.83
   93          1/10/2013   168,352,000.00              -    741,834.39
   94          2/10/2013   168,352,000.00              -    741,827.48
   95          3/10/2013   168,352,000.00              -    741,938.38
   96          4/10/2013   168,352,000.00              -    766,608.88
   97          5/10/2013   168,352,000.00              -    741,804.56
   98          6/10/2013   168,352,000.00              -    766,543.56
   99          7/10/2013   168,352,000.00              -    741,741.47
  100          8/10/2013   168,352,000.00              -    766,528.41
  101          9/10/2013   168,352,000.00              -    766,521.04
  102         10/10/2013   168,352,000.00              -    741,719.47
  103         11/10/2013   168,352,000.00              -    766,505.47
  104         12/10/2013   168,352,000.00              -    741,704.27
  105          1/10/2014   168,352,000.00              -    741,696.26
  106          2/10/2014   168,352,000.00              -    741,688.78
  107          3/10/2014   168,352,000.00              -    741,807.59
  108          4/10/2014   168,352,000.00              -    766,464.33
  109          5/10/2014   168,352,000.00              -    741,664.08
  110          6/10/2014   168,352,000.00              -    766,447.69
  111          7/10/2014   168,352,000.00              -    741,647.83
  112          8/10/2014   168,352,000.00              -    766,430.75
  113          9/10/2014   168,352,000.00              -    766,422.47
  114         10/10/2014   168,352,000.00              -    741,623.19
  115         11/10/2014   168,352,000.00              -    763,446.91
  116         12/10/2014   168,352,000.00              -    740,044.16
  117          1/10/2015   168,352,000.00  76,947,287.10    739,441.49
  118          2/10/2015    91,404,712.90  91,404,712.90    396,422.32



      Extension Scenario - 24 mth for 25% Ext
                                           168,352,000.00 87,018,342.39
 Pd          Date            Beg Bal         Prin Pmt        Int Due
    1          5/10/2005   168,352,000.00               -    699,648.23
    2          6/10/2005   168,352,000.00               -    721,199.74
    3          7/10/2005   168,352,000.00               -    699,658.91
    4          8/10/2005   168,352,000.00               -    721,209.04
    5          9/10/2005   168,352,000.00               -    721,214.06
    6         10/10/2005   168,352,000.00               -    699,675.23
    7         11/10/2005   168,352,000.00               -    721,223.32
    8         12/10/2005   168,352,000.00               -    699,685.88
    9          1/10/2006   168,352,000.00               -    699,690.88
   10          2/10/2006   168,352,000.00               -    699,696.52
   11          3/10/2006   168,352,000.00               -    700,295.21
   12          4/10/2006   168,352,000.00               -    721,866.56
   13          5/10/2006   168,352,000.00               -    700,312.65
   14          6/10/2006   168,352,000.00               -    721,875.23
   15          7/10/2006   168,352,000.00               -    700,322.85
   16          8/10/2006   168,352,000.00               -    721,883.86
   17          9/10/2006   168,352,000.00               -    721,888.56
   18         10/10/2006   168,352,000.00               -    700,338.43
   19         11/10/2006   168,352,000.00               -    721,897.12
   20         12/10/2006   168,352,000.00               -    700,345.89
   21          1/10/2007   168,352,000.00               -    700,347.19
   22          2/10/2007   168,352,000.00               -    700,347.78
   23          3/10/2007   168,352,000.00               -    700,390.77
   24          4/10/2007   168,352,000.00               -    721,890.82
   25          5/10/2007   168,352,000.00               -    700,340.68
   26          6/10/2007   168,352,000.00               -    721,880.93
   27          7/10/2007   168,352,000.00               -    700,333.49
   28          8/10/2007   168,352,000.00               -    721,870.45
   29          9/10/2007   168,352,000.00               -    721,866.18
   30         10/10/2007   168,352,000.00               -    700,323.23
   31         11/10/2007   168,352,000.00               -    721,855.29
   32         12/10/2007   168,352,000.00               -    700,315.45
   33          1/10/2008   168,352,000.00               -    721,844.10
   34          2/10/2008   168,352,000.00               -    712,126.43
   35          3/10/2008   168,352,000.00               -    712,129.08
   36          4/10/2008   168,352,000.00               -    733,891.11
   37          5/10/2008   168,352,000.00               -    712,074.98
   38          6/10/2008   168,352,000.00               -    733,853.17
   39          7/10/2008   168,352,000.00               -    712,041.83
   40          8/10/2008   168,352,000.00               -    733,815.33
   41          9/10/2008   168,352,000.00               -    733,797.44
   42         10/10/2008   168,352,000.00               -    711,992.31
   43         11/10/2008   168,352,000.00               -    733,758.62
   44         12/10/2008   168,352,000.00               -    711,957.88
   45          1/10/2009   168,352,000.00               -    711,939.29
   46          2/10/2009   168,352,000.00               -    711,922.95
   47          3/10/2009   168,352,000.00               -    711,970.17
   48          4/10/2009   168,352,000.00               -    733,657.40
   49          5/10/2009   168,352,000.00               -    711,869.29
   50          6/10/2009   168,352,000.00               -    733,618.57
   51          7/10/2009   168,352,000.00               -    711,835.12
   52          8/10/2009   168,352,000.00               -    733,579.18
   53          9/10/2009   168,352,000.00               -    733,560.54
   54         10/10/2009   168,352,000.00               -    711,784.05
   55         11/10/2009   168,352,000.00               -    733,620.75
   56         12/10/2009   168,352,000.00               -    711,702.15
   57          1/10/2010   168,352,000.00               -    715,390.61
   58          2/10/2010   168,352,000.00               -    726,881.73
   59          3/10/2010   168,352,000.00               -    729,736.47
   60          4/10/2010   168,352,000.00               -    750,769.86
   61          5/10/2010   168,352,000.00               -    730,116.70
   62          6/10/2010   168,352,000.00               -    753,836.57
   63          7/10/2010   168,352,000.00               -    730,091.11
   64          8/10/2010   168,352,000.00               -    753,808.23
   65          9/10/2010   168,352,000.00               -    753,794.59
   66         10/10/2010   168,352,000.00               -    730,052.60
   67         11/10/2010   168,352,000.00               -    753,765.61
   68         12/10/2010   168,352,000.00               -    730,026.02
   69          1/10/2011   168,352,000.00               -    730,011.94
   70          2/10/2011   168,352,000.00               -    729,999.02
   71          3/10/2011   168,352,000.00               -    730,078.09
   72          4/10/2011   168,352,000.00               -    753,689.08
   73          5/10/2011   168,352,000.00               -    729,955.82
   74          6/10/2011   168,352,000.00               -    753,658.46
   75          7/10/2011   168,352,000.00               -    729,927.71
   76          8/10/2011   168,352,000.00               -    753,627.35
   77          9/10/2011   168,352,000.00               -    753,612.31
   78         10/10/2011   168,352,000.00               -    729,885.37
   79         11/10/2011   168,352,000.00               -    753,696.52
   80         12/10/2011   168,352,000.00               -    729,970.80
   81          1/10/2012   168,352,000.00               -    755,857.34
   82          2/10/2012   168,352,000.00               -    737,564.04
   83          3/10/2012   168,352,000.00               -    741,110.73
   84          4/10/2012   168,352,000.00               -    762,303.33
   85          5/10/2012   168,352,000.00               -    740,292.15
   86          6/10/2012   168,352,000.00               -    765,031.51
   87          7/10/2012   168,352,000.00               -    740,278.72
   88          8/10/2012   168,352,000.00               -    765,017.50
   89          9/10/2012   168,352,000.00               -    765,010.69
   90         10/10/2012   168,352,000.00               -    740,258.40
   91         11/10/2012   168,352,000.00               -    764,976.47
   92         12/10/2012   168,352,000.00               -    740,225.07
   93          1/10/2013   168,352,000.00               -    740,217.59
   94          2/10/2013   168,352,000.00               -    740,210.61
   95          3/10/2013   168,352,000.00               -    740,321.08
   96          4/10/2013   168,352,000.00               -    764,938.04
   97          5/10/2013   168,352,000.00               -    740,187.55
   98          6/10/2013   168,352,000.00               -    764,885.32
   99          7/10/2013   168,352,000.00               -    740,136.58
  100          8/10/2013   168,352,000.00               -    764,869.90
  101          9/10/2013   168,352,000.00               -    764,862.39
  102         10/10/2013   168,352,000.00               -    740,114.18
  103         11/10/2013   168,352,000.00               -    764,846.54
  104         12/10/2013   168,352,000.00               -    740,098.70
  105          1/10/2014   168,352,000.00               -    740,090.57
  106          2/10/2014   168,352,000.00               -    741,201.55
  107          3/10/2014   168,352,000.00               -    744,352.15
  108          4/10/2014   168,352,000.00               -    766,126.30
  109          5/10/2014   168,352,000.00               -    741,676.29
  110          6/10/2014   168,352,000.00               -    766,460.27
  111          7/10/2014   168,352,000.00               -    741,659.97
  112          8/10/2014   168,352,000.00               -    766,443.25
  113          9/10/2014   168,352,000.00               -    766,434.93
  114         10/10/2014   168,352,000.00               -    741,635.21
  115         11/10/2014   168,352,000.00               -    764,260.96
  116         12/10/2014   168,352,000.00               -    740,508.83
  117          1/10/2015   168,352,000.00               -    740,207.13
  118          2/10/2015   168,352,000.00   29,522,912.81    735,269.38
  119          3/10/2015   138,829,087.19  112,033,263.30    621,239.30
  120          4/10/2015    26,795,823.90   26,795,823.90    120,747.07



      Default Scenario-3 CDR, mth 24, 40% Loss, 6 mth Recovery
                                          168,352,000.00 86,558,129.92
 Pd          Date            Beg Bal         Prin Pmt       Int Due
    1          5/10/2005   168,352,000.00              -    699,648.23
    2          6/10/2005   168,352,000.00              -    721,199.74
    3          7/10/2005   168,352,000.00              -    699,658.91
    4          8/10/2005   168,352,000.00              -    721,209.04
    5          9/10/2005   168,352,000.00              -    721,214.06
    6         10/10/2005   168,352,000.00              -    699,675.23
    7         11/10/2005   168,352,000.00              -    721,223.32
    8         12/10/2005   168,352,000.00              -    699,685.88
    9          1/10/2006   168,352,000.00              -    699,690.88
   10          2/10/2006   168,352,000.00              -    699,696.52
   11          3/10/2006   168,352,000.00              -    700,295.21
   12          4/10/2006   168,352,000.00              -    721,866.56
   13          5/10/2006   168,352,000.00              -    700,312.65
   14          6/10/2006   168,352,000.00              -    721,875.23
   15          7/10/2006   168,352,000.00              -    700,322.85
   16          8/10/2006   168,352,000.00              -    721,883.86
   17          9/10/2006   168,352,000.00              -    721,888.56
   18         10/10/2006   168,352,000.00              -    700,338.43
   19         11/10/2006   168,352,000.00              -    721,897.12
   20         12/10/2006   168,352,000.00              -    700,345.89
   21          1/10/2007   168,352,000.00              -    700,347.19
   22          2/10/2007   168,352,000.00              -    700,347.78
   23          3/10/2007   168,352,000.00              -    700,390.77
   24          4/10/2007   168,352,000.00              -    721,890.82
   25          5/10/2007   168,352,000.00              -    700,343.49
   26          6/10/2007   168,352,000.00              -    721,886.89
   27          7/10/2007   168,352,000.00              -    700,342.15
   28          8/10/2007   168,352,000.00              -    721,882.42
   29          9/10/2007   168,352,000.00              -    721,881.09
   30         10/10/2007   168,352,000.00              -    700,340.69
   31         11/10/2007   168,352,000.00              -    721,862.82
   32         12/10/2007   168,352,000.00              -    700,312.38
   33          1/10/2008   168,352,000.00              -    721,830.76
   34          2/10/2008   168,352,000.00              -    716,406.13
   35          3/10/2008   168,352,000.00              -    716,457.15
   36          4/10/2008   168,352,000.00              -    738,257.46
   37          5/10/2008   168,352,000.00              -    716,336.50
   38          6/10/2008   168,352,000.00              -    738,207.38
   39          7/10/2008   168,352,000.00              -    716,291.48
   40          8/10/2008   168,352,000.00              -    738,157.43
   41          9/10/2008   168,352,000.00              -    738,133.60
   42         10/10/2008   168,352,000.00              -    716,224.23
   43         11/10/2008   168,352,000.00              -    738,082.75
   44         12/10/2008   168,352,000.00              -    716,177.90
   45          1/10/2009   168,352,000.00              -    716,153.28
   46          2/10/2009   168,352,000.00              -    716,130.99
   47          3/10/2009   168,352,000.00              -    716,335.50
   48          4/10/2009   168,352,000.00              -    737,951.22
   49          5/10/2009   168,352,000.00              -    716,059.51
   50          6/10/2009   168,352,000.00              -    737,900.35
   51          7/10/2009   168,352,000.00              -    716,013.43
   52          8/10/2009   168,352,000.00              -    737,848.83
   53          9/10/2009   168,352,000.00              -    737,824.13
   54         10/10/2009   168,352,000.00              -    715,944.38
   55         11/10/2009   168,352,000.00              -    737,958.02
   56         12/10/2009   168,352,000.00              -    715,973.56
   57          1/10/2010   168,352,000.00              -    721,258.68
   58          2/10/2010   168,352,000.00              -    731,358.97
   59          3/10/2010   168,352,000.00              -    735,064.13
   60          4/10/2010   168,352,000.00              -    756,271.71
   61          5/10/2010   168,352,000.00              -    736,844.26
   62          6/10/2010   168,352,000.00              -    761,470.01
   63          7/10/2010   168,352,000.00              -    736,833.33
   64          8/10/2010   168,352,000.00              -    761,458.62
   65          9/10/2010   168,352,000.00              -    761,453.10
   66         10/10/2010   168,352,000.00              -    736,816.82
   67         11/10/2010   168,352,000.00              -    761,441.41
   68         12/10/2010   168,352,000.00              -    736,805.40
   69          1/10/2011   168,352,000.00              -    736,799.38
   70          2/10/2011   168,352,000.00              -    736,793.79
   71          3/10/2011   168,352,000.00              -    737,076.60
   72          4/10/2011   168,352,000.00              -    761,410.51
   73          5/10/2011   168,352,000.00              -    736,775.24
   74          6/10/2011   168,352,000.00              -    761,398.06
   75          7/10/2011   168,352,000.00              -    736,763.08
   76          8/10/2011   168,352,000.00              -    761,385.38
   77          9/10/2011   168,352,000.00              -    761,379.20
   78         10/10/2011   168,352,000.00              -    736,744.67
   79         11/10/2011   168,352,000.00              -    761,366.18
   80         12/10/2011   168,352,000.00              -    736,731.95
   81          1/10/2012   168,352,000.00              -    761,352.92
   82          2/10/2012   168,352,000.00              -    740,235.91
   83          3/10/2012   168,352,000.00              -    745,396.42
   84          4/10/2012   168,352,000.00              -    765,340.71
   85          5/10/2012   168,352,000.00              -    741,889.47
   86          6/10/2012   168,352,000.00              -    766,682.15
   87          7/10/2012   168,352,000.00              -    741,876.22
   88          8/10/2012   168,352,000.00              -    766,668.34
   89          9/10/2012   168,352,000.00              -    766,661.63
   90         10/10/2012   168,352,000.00              -    741,856.19
   91         11/10/2012   168,352,000.00              -    766,647.05
   92         12/10/2012   168,352,000.00              -    741,841.83
   93          1/10/2013   168,352,000.00              -    741,834.39
   94          2/10/2013   168,352,000.00              -    741,827.48
   95          3/10/2013   168,352,000.00              -    742,128.11
   96          4/10/2013   168,352,000.00              -    766,608.88
   97          5/10/2013   168,352,000.00              -    741,804.56
   98          6/10/2013   168,352,000.00              -    766,543.56
   99          7/10/2013   168,352,000.00              -    741,741.47
  100          8/10/2013   168,352,000.00              -    766,528.41
  101          9/10/2013   168,352,000.00              -    766,521.04
  102         10/10/2013   168,352,000.00              -    741,719.47
  103         11/10/2013   168,352,000.00              -    766,505.47
  104         12/10/2013   168,352,000.00              -    741,704.27
  105          1/10/2014   168,352,000.00              -    741,696.26
  106          2/10/2014   168,352,000.00              -    741,688.78
  107          3/10/2014   168,352,000.00              -    741,997.32
  108          4/10/2014   168,352,000.00              -    766,464.33
  109          5/10/2014   168,352,000.00              -    741,664.08
  110          6/10/2014   168,352,000.00              -    766,447.69
  111          7/10/2014   168,352,000.00              -    741,647.83
  112          8/10/2014   168,352,000.00              -    766,430.75
  113          9/10/2014   168,352,000.00              -    766,422.47
  114         10/10/2014   168,352,000.00              -    741,623.19
  115         11/10/2014   168,352,000.00              -    763,446.91
  116         12/10/2014   168,352,000.00              -    740,044.16
  117          1/10/2015   168,352,000.00  39,863,265.70    739,441.49
  118          2/10/2015   128,488,734.30  95,609,640.53    557,255.75
  119          3/10/2015    32,879,093.76  32,879,093.76    149,829.90

                         Price/Yield Table - Class A-1A

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-1                                               Initial Balance:          219,184,000
Settlement Date:                 04/12/05                                             Initial Pass-Through Rate:     4.844%
Accrual Start Date:              04/01/05
First Pay Date:                  05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.07               5.09               5.11                5.12               5.14
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000                5.06               5.08               5.10                5.11               5.12
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000                5.05               5.07               5.09                5.10               5.11
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000                5.04               5.06               5.08                5.09               5.10
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000                5.03               5.05               5.07                5.08               5.09
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000                5.02               5.04               5.06                5.07               5.08
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000                5.01               5.03               5.05                5.06               5.07
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000                5.00               5.02               5.04                5.05               5.06
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000                4.99               5.01               5.02                5.03               5.05
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000                4.98               5.00               5.01                5.02               5.04
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000                4.96               4.99               5.00                5.01               5.03
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000                4.95               4.98               4.99                5.00               5.01
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000                4.94               4.97               4.98                4.99               5.00
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000                4.93               4.96               4.97                4.98               4.99
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000                4.92               4.95               4.96                4.97               4.98
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000                4.91               4.94               4.95                4.96               4.97
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000                4.90               4.93               4.94                4.95               4.96
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                          7.39               7.27               7.20                7.14               6.97
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                            5.97               5.87               5.82                5.77               5.65
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                  5/10/2005          5/10/2005           5/10/2005          5/10/2005          5/10/2005
------------------------------------------------------------------------------------------------------------------------------------
Maturity                        1/10/2015          1/10/2015           1/10/2015          1/10/2015          10/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                        66                 69                 71                  72                 75
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                          Price/Yield Table - Class A-1

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-1                                              Initial Balance:           39,800,000
Settlement Date:                 04/12/05                                            Initial Pass-Through Rate:    4.2530%
Accrual Start Date:              04/01/05
First Pay Date:                  05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
        99.75000000                4.39               4.56               4.58               4.59               4.63
------------------------------------------------------------------------------------------------------------------------------------
        99.81250000                4.35               4.51               4.53               4.54               4.56
------------------------------------------------------------------------------------------------------------------------------------
        99.87500000                4.30               4.46               4.47               4.48               4.50
------------------------------------------------------------------------------------------------------------------------------------
        99.93750000                4.26               4.40               4.42               4.42               4.44
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000                4.22               4.35               4.36               4.36               4.38
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000                4.17               4.30               4.31               4.31               4.31
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000                4.13               4.25               4.25               4.25               4.25
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000                4.09               4.20               4.20               4.19               4.19
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000                4.04               4.15               4.14               4.13               4.12
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000                4.00               4.10               4.09               4.08               4.06
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000                3.96               4.05               4.03               4.02               4.00
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000                3.91               4.00               3.98               3.96               3.94
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000                3.87               3.95               3.93               3.90               3.88
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000                3.83               3.89               3.87               3.85               3.81
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000                3.78               3.84               3.82               3.79               3.75
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000                3.74               3.79               3.76               3.73               3.69
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000                3.70               3.74               3.71               3.68               3.63
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                          1.52               1.28               1.20               1.14               1.05
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                            1.43               1.22               1.14               1.08               1.00
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                  5/10/2005          5/10/2005          5/10/2005          5/10/2005          5/10/2005
------------------------------------------------------------------------------------------------------------------------------------
Maturity                        1/10/2008          4/10/2007          2/10/2007          1/10/2007          1/10/2007
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                        35                 45                 45                 44                 43
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                          Price/Yield Table - Class A-2

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-1                                              Initial Balance:          185,100,000
Settlement Date:                 04/12/05                                            Initial Pass-Through Rate:     4.549%
Accrual Start Date:              04/01/05
First Pay Date:                  05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000                4.55               4.71               4.91               5.06               5.16
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000                4.52               4.68               4.88               5.03               5.12
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000                4.50               4.66               4.85               4.99               5.09
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000                4.47               4.63               4.83               4.96               5.05
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000                4.45               4.60               4.80               4.93               5.01
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000                4.42               4.58               4.77               4.90               4.97
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000                4.40               4.55               4.74               4.87               4.94
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000                4.37               4.53               4.71               4.84               4.90
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000                4.35               4.50               4.68               4.81               4.86
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000                4.33               4.47               4.66               4.78               4.83
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000                4.30               4.45               4.63               4.75               4.79
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000                4.28               4.42               4.60               4.72               4.75
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000                4.25               4.40               4.57               4.69               4.72
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000                4.23               4.37               4.54               4.66               4.68
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000                4.20               4.34               4.52               4.63               4.64
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000                4.18               4.32               4.49               4.60               4.61
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000                4.15               4.29               4.46               4.56               4.57
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                          2.74               2.59               2.38               2.17               1.80
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                            2.53               2.39               2.20               2.02               1.69
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                  1/10/2008          4/10/2007          2/10/2007          1/10/2007          1/10/2007
------------------------------------------------------------------------------------------------------------------------------------
Maturity                        1/10/2008          1/10/2008          1/10/2008          10/10/2007         3/10/2007
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                        51                 69                 91                108                117
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                          Price/Yield Table - Class A-3

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-1                                              Initial Balance:          555,000,000
Settlement Date:                 04/12/05                                            Initial Pass-Through Rate:     4.778%
Accrual Start Date:              04/01/05
First Pay Date:                  05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------

       100.00000000                4.80               4.88               4.93               4.96               5.06
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000                4.78               4.86               4.91               4.94               5.03
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000                4.77               4.84               4.89               4.92               5.01
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000                4.75               4.83               4.87               4.90               4.99
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000                4.74               4.81               4.85               4.88               4.96
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000                4.72               4.79               4.83               4.86               4.94
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000                4.71               4.78               4.81               4.84               4.92
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000                4.69               4.76               4.80               4.82               4.89
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000                4.68               4.74               4.78               4.80               4.87
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000                4.66               4.73               4.76               4.78               4.85
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000                4.65               4.71               4.74               4.76               4.82
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000                4.63               4.69               4.72               4.74               4.80
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000                4.62               4.68               4.70               4.72               4.78
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000                4.60               4.66               4.68               4.70               4.75
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000                4.59               4.64               4.67               4.68               4.73
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000                4.58               4.63               4.65               4.66               4.71
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000                4.56               4.61               4.63               4.64               4.68
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                          4.79               4.18               3.73               3.41               2.94
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                            4.19               3.69               3.33               3.06               2.66
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                  10/10/2009         1/10/2008          1/10/2008          10/10/2007         3/10/2007
------------------------------------------------------------------------------------------------------------------------------------
Maturity                        4/10/2010          4/10/2010          1/10/2010          1/10/2010          10/10/2009
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                        54                 69                 78                 85                 99
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                          Price/Yield Table - Class A-4

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-1                                              Initial Balance:          343,041,000
Settlement Date:                 04/12/05                                            Initial Pass-Through Rate:     4.993%
Accrual Start Date:              04/01/05
First Pay Date:                  05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.02               5.04               5.03               5.03               5.02
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000                5.01               5.02               5.02               5.01               5.01
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000                5.00               5.01               5.01               5.00               5.00
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000                4.99               5.00               5.00               4.99               4.98
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000                4.98               4.99               4.98               4.97               4.97
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000                4.97               4.97               4.97               4.96               4.96
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000                4.96               4.96               4.96               4.95               4.94
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000                4.95               4.95               4.95               4.94               4.93
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000                4.94               4.94               4.93               4.92               4.92
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000                4.92               4.93               4.92               4.91               4.90
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000                4.91               4.91               4.91               4.90               4.89
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000                4.90               4.90               4.90               4.89               4.88
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000                4.89               4.89               4.88               4.87               4.86
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000                4.88               4.88               4.87               4.86               4.85
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000                4.87               4.87               4.86               4.85               4.84
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000                4.86               4.85               4.85               4.83               4.82
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000                4.85               4.84               4.83               4.82               4.81
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                          6.83               6.13               5.84               5.72               5.44
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                            5.66               5.16               4.95               4.86               4.64
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                  1/10/2012          4/10/2010          1/10/2010          1/10/2010          10/10/2009
------------------------------------------------------------------------------------------------------------------------------------
Maturity                        4/10/2012          2/10/2012          2/10/2012          2/10/2012          1/10/2012
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                        65                 70                 71                 71                 72
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                         Price/Yield Table - Class A-SB

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-1                                              Initial Balance:          132,125,000
Settlement Date:                 04/12/05                                            Initial Pass-Through Rate:     4.966%
Accrual Start Date:              04/01/05
First Pay Date:                  05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000                4.99               5.09               5.08               5.06               5.02
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000                4.98               5.08               5.07               5.05               5.00
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000                4.97               5.06               5.06               5.04               4.99
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000                4.96               5.05               5.04               5.03               4.98
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000                4.95               5.04               5.03               5.01               4.97
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000                4.94               5.02               5.02               5.00               4.95
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000                4.92               5.01               5.00               4.99               4.94
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000                4.91               5.00               4.99               4.98               4.93
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000                4.90               4.99               4.98               4.96               4.91
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000                4.89               4.97               4.97               4.95               4.90
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000                4.88               4.96               4.95               4.94               4.89
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000                4.86               4.95               4.94               4.93               4.88
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000                4.85               4.94               4.93               4.91               4.86
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000                4.84               4.92               4.92               4.90               4.85
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000                4.83               4.91               4.90               4.89               4.84
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000                4.82               4.90               4.89               4.87               4.83
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000                4.81               4.89               4.88               4.86               4.81
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                          6.37               5.85               5.82               5.81               5.77
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                            5.28               4.93               4.91               4.90               4.88
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                  1/10/2008          1/10/2008          1/10/2008          1/10/2008          1/10/2008
------------------------------------------------------------------------------------------------------------------------------------
Maturity                        10/10/2014         7/10/2012          4/10/2012          4/10/2012          1/10/2012
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                        64                 76                 76                 74                 70
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                          Price/Yield Table - Class A-4

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-1                                              Initial Balance:          383,422,000
Settlement Date:                 04/12/05                                            Initial Pass-Through Rate:     4.929%
Accrual Start Date:              04/01/05
First Pay Date:                  05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.19               5.20               5.21               5.21               5.22
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000                5.18               5.19               5.20               5.20               5.21
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000                5.18               5.19               5.19               5.19               5.20
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000                5.17               5.18               5.18               5.18               5.19
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000                5.16               5.17               5.17               5.18               5.18
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000                5.15               5.16               5.16               5.17               5.17
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000                5.14               5.15               5.15               5.16               5.17
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000                5.13               5.14               5.15               5.15               5.16
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000                5.13               5.13               5.14               5.14               5.15
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000                5.12               5.13               5.13               5.13               5.14
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000                5.11               5.12               5.12               5.12               5.13
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000                5.10               5.11               5.11               5.11               5.12
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000                5.09               5.10               5.10               5.11               5.11
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000                5.08               5.09               5.09               5.10               5.10
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000                5.08               5.08               5.09               5.09               5.09
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000                5.07               5.07               5.08               5.08               5.09
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000                5.06               5.07               5.07               5.07               5.08
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                          9.62               9.32               9.21               9.16               8.96
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                            7.44               7.26               7.19               7.15               7.02
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                  10/10/2014         7/10/2012          4/10/2012          4/10/2012          1/10/2012
------------------------------------------------------------------------------------------------------------------------------------
Maturity                        1/10/2015          1/10/2015          1/10/2015          12/10/2014         10/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                        65                 67                 68                 69                 71
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                          Price/Yield Table - Class A-J

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-1                                              Initial Balance:          168,352,000
Settlement Date:                 04/12/05                                            Initial Pass-Through Rate:     4.987%
Accrual Start Date:              04/01/05
First Pay Date:                  05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.25               5.26               5.27               5.28               5.29
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000                5.24               5.26               5.26               5.27               5.28
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000                5.24               5.25               5.25               5.26               5.27
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000                5.23               5.24               5.25               5.25               5.26
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000                5.22               5.23               5.24               5.24               5.25
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000                5.21               5.22               5.23               5.23               5.24
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000                5.20               5.21               5.22               5.23               5.24
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000                5.20               5.21               5.21               5.22               5.23
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000                5.19               5.20               5.20               5.21               5.22
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000                5.18               5.19               5.20               5.20               5.21
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000                5.17               5.18               5.19               5.19               5.20
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000                5.16               5.17               5.18               5.18               5.19
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000                5.15               5.16               5.17               5.18               5.19
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000                5.15               5.16               5.16               5.17               5.18
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000                5.14               5.15               5.15               5.16               5.17
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000                5.13               5.14               5.15               5.15               5.16
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000                5.12               5.13               5.14               5.14               5.15
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                          9.79               9.78               9.77               9.76               9.57
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                            7.52               7.51               7.51               7.50               7.38
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                  1/10/2015          1/10/2015          1/10/2015          1/10/2015          10/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Maturity                        2/10/2015          2/10/2015          2/10/2015          2/10/2015          12/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                        70                 71                 71                 72                 74
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                           Price/Yield Table - Class B

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-1                                              Initial Balance:           60,955,000
Settlement Date:                 04/12/05                                            Initial Pass-Through Rate:     5.002%
Accrual Start Date:              04/01/05
First Pay Date:                  05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
        99.75000000                5.30               5.31               5.32               5.32               5.34
------------------------------------------------------------------------------------------------------------------------------------
        99.81250000                5.29               5.30               5.31               5.32               5.33
------------------------------------------------------------------------------------------------------------------------------------
        99.87500000                5.29               5.30               5.30               5.31               5.32
------------------------------------------------------------------------------------------------------------------------------------
        99.93750000                5.28               5.29               5.29               5.30               5.31
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.27               5.28               5.29               5.29               5.30
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000                5.26               5.27               5.28               5.28               5.29
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000                5.25               5.26               5.27               5.27               5.28
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000                5.24               5.25               5.26               5.27               5.28
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000                5.24               5.25               5.25               5.26               5.27
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000                5.23               5.24               5.24               5.25               5.26
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000                5.22               5.23               5.24               5.24               5.25
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000                5.21               5.22               5.23               5.23               5.24
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000                5.20               5.21               5.22               5.23               5.23
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000                5.20               5.21               5.21               5.22               5.23
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000                5.19               5.20               5.20               5.21               5.22
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000                5.18               5.19               5.19               5.20               5.21
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000                5.17               5.18               5.19               5.19               5.20
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                          9.87               9.84               9.83               9.83               9.66
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                            7.56               7.54               7.53               7.53               7.43
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                  2/10/2015          2/10/2015          2/10/2015          2/10/2015          12/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Maturity                        3/10/2015          3/10/2015          2/10/2015          2/10/2015          12/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                        74                 75                 76                 76                 79
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                           Price/Yield Table - Class C

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-1                                              Initial Balance:           20,318,000
Settlement Date:                 04/12/05                                            Initial Pass-Through Rate:     5.002%
Accrual Start Date:              04/01/05
First Pay Date:                  05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
        99.50000000                5.34               5.35               5.35               5.36               5.37
------------------------------------------------------------------------------------------------------------------------------------
        99.56250000                5.33               5.34               5.35               5.35               5.36
------------------------------------------------------------------------------------------------------------------------------------
        99.62500000                5.32               5.33               5.34               5.34               5.35
------------------------------------------------------------------------------------------------------------------------------------
        99.68750000                5.31               5.32               5.33               5.33               5.34
------------------------------------------------------------------------------------------------------------------------------------
        99.75000000                5.30               5.31               5.32               5.32               5.34
------------------------------------------------------------------------------------------------------------------------------------
        99.81250000                5.29               5.31               5.31               5.32               5.33
------------------------------------------------------------------------------------------------------------------------------------
        99.87500000                5.29               5.30               5.30               5.31               5.32
------------------------------------------------------------------------------------------------------------------------------------
        99.93750000                5.28               5.29               5.30               5.30               5.31
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.27               5.28               5.29               5.29               5.30
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000                5.26               5.27               5.28               5.28               5.29
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000                5.25               5.26               5.27               5.27               5.28
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000                5.25               5.26               5.26               5.27               5.28
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000                5.24               5.25               5.25               5.26               5.27
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000                5.23               5.24               5.25               5.25               5.26
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000                5.22               5.23               5.24               5.24               5.25
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000                5.21               5.22               5.23               5.23               5.24
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000                5.20               5.22               5.22               5.23               5.23
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                          9.91               9.91               9.90               9.83               9.68
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                            7.58               7.58               7.57               7.53               7.43
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                  3/10/2015          3/10/2015          2/10/2015          2/10/2015          12/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Maturity                        3/10/2015          3/10/2015          3/10/2015          2/10/2015          1/10/2015
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                        77                 78                 79                 80                 82
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                           Price/Yield Table - Class D

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-1                                              Initial Balance:           43,539,000
Settlement Date:                 04/12/05                                            Initial Pass-Through Rate:     5.002%
Accrual Start Date:              04/01/05
First Pay Date:                  05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
        98.94599000                5.41               5.42               5.43               5.43               5.44
------------------------------------------------------------------------------------------------------------------------------------
        99.00849000                5.40               5.41               5.42               5.42               5.43
------------------------------------------------------------------------------------------------------------------------------------
        99.07099000                5.39               5.40               5.41               5.42               5.43
------------------------------------------------------------------------------------------------------------------------------------
        99.13349000                5.38               5.40               5.40               5.41               5.42
------------------------------------------------------------------------------------------------------------------------------------
        99.19599000                5.38               5.39               5.39               5.40               5.41
------------------------------------------------------------------------------------------------------------------------------------
        99.25849000                5.37               5.38               5.39               5.39               5.40
------------------------------------------------------------------------------------------------------------------------------------
        99.32099000                5.36               5.37               5.38               5.38               5.39
------------------------------------------------------------------------------------------------------------------------------------
        99.38349000                5.35               5.36               5.37               5.37               5.38
------------------------------------------------------------------------------------------------------------------------------------
        99.44599000                5.34               5.35               5.36               5.37               5.38
------------------------------------------------------------------------------------------------------------------------------------
        99.50849000                5.34               5.35               5.35               5.36               5.37
------------------------------------------------------------------------------------------------------------------------------------
        99.57099000                5.33               5.34               5.34               5.35               5.36
------------------------------------------------------------------------------------------------------------------------------------
        99.63349000                5.32               5.33               5.34               5.34               5.35
------------------------------------------------------------------------------------------------------------------------------------
        99.69599000                5.31               5.32               5.33               5.33               5.34
------------------------------------------------------------------------------------------------------------------------------------
        99.75849000                5.30               5.31               5.32               5.32               5.33
------------------------------------------------------------------------------------------------------------------------------------
        99.82099000                5.29               5.30               5.31               5.32               5.33
------------------------------------------------------------------------------------------------------------------------------------
        99.88349000                5.29               5.30               5.30               5.31               5.32
------------------------------------------------------------------------------------------------------------------------------------
        99.94599000                5.28               5.29               5.29               5.30               5.31
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                          9.91               9.91               9.91               9.90               9.74
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                            7.57               7.57               7.57               7.56               7.46
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                  3/10/2015          3/10/2015          3/10/2015          2/10/2015          1/10/2015
------------------------------------------------------------------------------------------------------------------------------------
Maturity                        3/10/2015          3/10/2015          3/10/2015          3/10/2015          1/10/2015
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                        84                 85                 86                 87                 89
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                         Price/Yield Table - Class A-1A

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM 2005-1                                              Initial Balance:          219,184,000
Settlement Date:                04/12/05                                            Initial Pass-Through Rate:     4.844%
Accrual Start Date:             04/01/05
First Pay Date:                 05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%              0.00%              0.00%              0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                   0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                      0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000               5.07               5.07               5.07               5.07               5.08
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000               5.06               5.06               5.06               5.06               5.07
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000               5.05               5.05               5.05               5.05               5.05
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000               5.04               5.04               5.04               5.04               5.04
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000               5.03               5.03               5.03               5.03               5.03
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000               5.02               5.02               5.02               5.02               5.02
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000               5.01               5.01               5.01               5.01               5.01
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000               5.00               5.00               5.00               5.00               5.00
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000               4.99               4.99               4.99               4.99               4.99
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000               4.98               4.98               4.98               4.98               4.98
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000               4.96               4.97               4.97               4.97               4.97
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000               4.95               4.95               4.96               4.96               4.96
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000               4.94               4.94               4.95               4.95               4.95
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000               4.93               4.93               4.93               4.94               4.94
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000               4.92               4.92               4.92               4.93               4.93
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000               4.91               4.91               4.91               4.91               4.92
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000               4.90               4.90               4.90               4.90               4.91
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                         7.39               7.38               7.37               7.35               7.20
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                           5.97               5.96               5.96               5.94               5.84
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                 5/10/2005          5/10/2005          5/10/2005          5/10/2005          5/10/2005
------------------------------------------------------------------------------------------------------------------------------------
Maturity                       1/10/2015          1/10/2015          1/10/2015          1/10/2015          10/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                       66                 66                 66                 66                 68
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                          Price/Yield Table - Class A-1

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM 2005-1                                              Initial Balance:           39,800,000
Settlement Date:                04/12/05                                            Initial Pass-Through Rate:    4.2530%
Accrual Start Date:             04/01/05
First Pay Date:                 05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%              0.00%              0.00%              0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                   0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                      0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       99.75000000                4.39               4.39               4.39               4.39               4.39
------------------------------------------------------------------------------------------------------------------------------------
       99.81250000                4.35               4.35               4.35               4.35               4.35
------------------------------------------------------------------------------------------------------------------------------------
       99.87500000                4.30               4.30               4.30               4.30               4.30
------------------------------------------------------------------------------------------------------------------------------------
       99.93750000                4.26               4.26               4.26               4.26               4.26
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000               4.22               4.22               4.22               4.22               4.22
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000               4.17               4.17               4.17               4.17               4.17
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000               4.13               4.13               4.13               4.13               4.13
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000               4.09               4.08               4.08               4.08               4.08
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000               4.04               4.04               4.04               4.04               4.04
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000               4.00               4.00               4.00               4.00               4.00
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000               3.96               3.95               3.95               3.95               3.95
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000               3.91               3.91               3.91               3.91               3.91
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000               3.87               3.87               3.87               3.87               3.87
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000               3.83               3.82               3.82               3.82               3.82
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000               3.78               3.78               3.78               3.78               3.78
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000               3.74               3.74               3.74               3.74               3.74
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000               3.70               3.69               3.69               3.69               3.69
------------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                       1.52               1.51               1.51               1.51               1.51
------------------------------------------------------------------------------------------------------------------------------------
  Mod Dur                         1.43               1.42               1.42               1.42               1.42
------------------------------------------------------------------------------------------------------------------------------------
  FirstPrinPay                 5/10/2005          5/10/2005          5/10/2005          5/10/2005          5/10/2005
------------------------------------------------------------------------------------------------------------------------------------
  Maturity                     1/10/2008          10/10/2007         10/10/2007         10/10/2007         10/10/2007
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                       35                 34                 34                 34                 34
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                          Price/Yield Table - Class A-2

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM 2005-1                                              Initial Balance:          185,100,000
Settlement Date:                04/12/05                                            Initial Pass-Through Rate:     4.549%
Accrual Start Date:             04/01/05
First Pay Date:                 05/10/05


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%              0.00%              0.00%              0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                   0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                      0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000               4.55               4.55               4.55               4.55               4.54
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000               4.52               4.52               4.52               4.52               4.52
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000               4.50               4.50               4.50               4.50               4.49
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000               4.47               4.47               4.47               4.47               4.46
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000               4.45               4.45               4.45               4.45               4.44
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000               4.42               4.42               4.42               4.42               4.41
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000               4.40               4.40               4.40               4.40               4.38
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000               4.37               4.37               4.37               4.37               4.35
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000               4.35               4.35               4.35               4.35               4.33
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000               4.33               4.32               4.32               4.32               4.30
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000               4.30               4.30               4.30               4.30               4.27
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000               4.28               4.28               4.27               4.27               4.25
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000               4.25               4.25               4.25               4.25               4.22
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000               4.23               4.23               4.22               4.22               4.19
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000               4.20               4.20               4.20               4.20               4.17
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000               4.18               4.18               4.18               4.17               4.14
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000               4.15               4.15               4.15               4.15               4.11
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                         2.74               2.74               2.72               2.70               2.50
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                           2.53               2.52               2.51               2.49               2.32
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                 1/10/2008          10/10/2007         10/10/2007         10/10/2007         10/10/2007
------------------------------------------------------------------------------------------------------------------------------------
Maturity                       1/10/2008          1/10/2008          1/10/2008          1/10/2008          1/10/2008
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                       51                 51                 51                 51                 53
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

        Price/Yield Table - Class A-3

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM 2005-1                                              Initial Balance:          555,000,000
Settlement Date:                04/12/05                                            Initial Pass-Through Rate:     4.778%
Accrual Start Date:             04/01/05
First Pay Date:                 05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%              0.00%              0.00%              0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                   0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                      0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000               4.80               4.80               4.80               4.80               4.80
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000               4.78               4.78               4.78               4.78               4.78
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000               4.77               4.77               4.77               4.77               4.76
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000               4.75               4.75               4.75               4.75               4.75
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000               4.74               4.74               4.74               4.74               4.73
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000               4.72               4.72               4.72               4.72               4.72
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000               4.71               4.71               4.71               4.71               4.70
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000               4.69               4.69               4.69               4.69               4.69
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000               4.68               4.68               4.68               4.68               4.67
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000               4.66               4.66               4.66               4.66               4.66
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000               4.65               4.65               4.65               4.65               4.64
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000               4.63               4.63               4.63               4.63               4.62
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000               4.62               4.62               4.62               4.62               4.61
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000               4.60               4.60               4.60               4.60               4.59
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000               4.59               4.59               4.59               4.59               4.58
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000               4.58               4.57               4.57               4.57               4.56
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000               4.56               4.56               4.56               4.56               4.55
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                         4.79               4.77               4.75               4.72               4.53
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                           4.19               4.18               4.16               4.14               3.99
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                 10/10/2009         8/10/2009          8/10/2009          8/10/2009          8/10/2009
------------------------------------------------------------------------------------------------------------------------------------
Maturity                       4/10/2010          4/10/2010          4/10/2010          4/10/2010          4/10/2010
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                       54                 54                 55                 55                 57
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                          Price/Yield Table - Class A-4

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM 2005-1                                              Initial Balance:          343,041,000
Settlement Date:                04/12/05                                            Initial Pass-Through Rate:     4.993%
Accrual Start Date:             04/01/05
First Pay Date:                 05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%              0.00%              0.00%              0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                   0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                      0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000               5.02               5.02               5.02               5.02               5.02
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000               5.01               5.01               5.01               5.01               5.01
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000               5.00               5.00               5.00               5.00               5.00
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000               4.99               4.99               4.99               4.99               4.99
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000               4.98               4.98               4.98               4.98               4.98
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000               4.97               4.97               4.97               4.97               4.97
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000               4.96               4.96               4.96               4.96               4.96
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000               4.95               4.95               4.95               4.95               4.94
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000               4.94               4.94               4.93               4.93               4.93
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000               4.92               4.92               4.92               4.92               4.92
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000               4.91               4.91               4.91               4.91               4.91
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000               4.90               4.90               4.90               4.90               4.90
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000               4.89               4.89               4.89               4.89               4.89
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000               4.88               4.88               4.88               4.88               4.88
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000               4.87               4.87               4.87               4.87               4.87
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000               4.86               4.86               4.86               4.86               4.85
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000               4.85               4.85               4.85               4.85               4.84
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                         6.83               6.82               6.81               6.79               6.64
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                           5.66               5.66               5.65               5.64               5.53
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                 1/10/2012          8/10/2011          8/10/2011          8/10/2011          8/10/2011
------------------------------------------------------------------------------------------------------------------------------------
Maturity                       4/10/2012          4/10/2012          4/10/2012          4/10/2012          4/10/2012
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                       65                 65                 65                 65                 66
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                         Price/Yield Table - Class A-AB

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM 2005-1                                              Initial Balance:          132,125,000
Settlement Date:                04/12/05                                            Initial Pass-Through Rate:     4.966%
Accrual Start Date:             04/01/05
First Pay Date:                 05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%              0.00%              0.00%              0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                   0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                      0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000               4.99               4.99               4.99               4.99               4.99
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000               4.98               4.98               4.98               4.98               4.98
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000               4.97               4.97               4.97               4.97               4.97
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000               4.96               4.96               4.96               4.96               4.96
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000               4.95               4.95               4.95               4.95               4.95
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000               4.94               4.94               4.93               4.93               4.93
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000               4.92               4.92               4.92               4.92               4.92
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000               4.91               4.91               4.91               4.91               4.91
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000               4.90               4.90               4.90               4.90               4.90
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000               4.89               4.89               4.89               4.89               4.89
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000               4.88               4.88               4.88               4.88               4.88
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000               4.86               4.86               4.86               4.86               4.86
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000               4.85               4.85               4.85               4.85               4.85
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000               4.84               4.84               4.84               4.84               4.84
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000               4.83               4.83               4.83               4.83               4.83
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000               4.82               4.82               4.82               4.82               4.82
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000               4.81               4.81               4.81               4.81               4.80
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                         6.37               6.36               6.35               6.35               6.32
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                           5.28               5.28               5.28               5.27               5.25
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                 1/10/2008          1/10/2008          1/10/2008          1/10/2008          1/10/2008
------------------------------------------------------------------------------------------------------------------------------------
Maturity                       10/10/2014         6/10/2014          5/10/2014          5/10/2014          5/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                       64                 64                 64                 64                 64
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                          Price/Yield Table - Class A-4

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM 2005-1                                              Initial Balance:          383,422,000
Settlement Date:                04/12/05                                            Initial Pass-Through Rate:     4.929%
Accrual Start Date:             04/01/05
First Pay Date:                 05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%              0.00%              0.00%              0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                   0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                      0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000               5.19               5.19               5.19               5.19               5.20
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000               5.18               5.18               5.18               5.18               5.19
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000               5.18               5.18               5.18               5.18               5.18
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000               5.17               5.17               5.17               5.17               5.17
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000               5.16               5.16               5.16               5.16               5.16
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000               5.15               5.15               5.15               5.15               5.15
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000               5.14               5.14               5.14               5.14               5.14
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000               5.13               5.13               5.13               5.13               5.13
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000               5.13               5.13               5.13               5.13               5.13
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000               5.12               5.12               5.12               5.12               5.12
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000               5.11               5.11               5.11               5.11               5.11
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000               5.10               5.10               5.10               5.10               5.10
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000               5.09               5.09               5.09               5.09               5.09
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000               5.08               5.08               5.08               5.08               5.08
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000               5.08               5.08               5.08               5.08               5.07
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000               5.07               5.07               5.07               5.07               5.07
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000               5.06               5.06               5.06               5.06               5.06
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                         9.62               9.60               9.57               9.52               9.29
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                           7.44               7.43               7.41               7.39               7.25
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                 10/10/2014         6/10/2014          5/10/2014          5/10/2014          5/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Maturity                       1/10/2015          1/10/2015          1/10/2015          12/10/2014         10/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                       65                 65                 65                 65                 67
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                          Price/Yield Table - Class A-J

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM 2005-1                                              Initial Balance:          168,352,000
Settlement Date:                04/12/05                                            Initial Pass-Through Rate:     4.987%
Accrual Start Date:             04/01/05
First Pay Date:                 05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%              0.00%              0.00%              0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                   0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                      0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000               5.25               5.25               5.25               5.25               5.26
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000               5.24               5.25               5.25               5.25               5.25
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000               5.24               5.24               5.24               5.24               5.24
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000               5.23               5.23               5.23               5.23               5.23
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000               5.22               5.22               5.22               5.22               5.22
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000               5.21               5.21               5.21               5.21               5.22
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000               5.20               5.20               5.20               5.20               5.21
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000               5.20               5.20               5.20               5.20               5.20
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000               5.19               5.19               5.19               5.19               5.19
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000               5.18               5.18               5.18               5.18               5.18
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000               5.17               5.17               5.17               5.17               5.17
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000               5.16               5.16               5.16               5.16               5.17
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000               5.15               5.15               5.15               5.15               5.16
------------------------------------------------------------------------------------------------------------------------------------
       100.81250000               5.15               5.15               5.15               5.15               5.15
------------------------------------------------------------------------------------------------------------------------------------
       100.87500000               5.14               5.14               5.14               5.14               5.14
------------------------------------------------------------------------------------------------------------------------------------
       100.93750000               5.13               5.13               5.13               5.13               5.13
------------------------------------------------------------------------------------------------------------------------------------
       101.00000000               5.12               5.12               5.12               5.12               5.12
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                         9.79               9.78               9.78               9.76               9.59
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                           7.52               7.52               7.52               7.51               7.40
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                 1/10/2015          1/10/2015          1/10/2015          1/10/2015          10/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Maturity                       2/10/2015          2/10/2015          2/10/2015          2/10/2015          12/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                       70                 70                 70                 70                 71
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                           Price/Yield Table - Class B

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM 2005-1                                              Initial Balance:           60,955,000
Settlement Date:                04/12/05                                            Initial Pass-Through Rate:     5.002%
Accrual Start Date:             04/01/05
First Pay Date:                 05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%              0.00%              0.00%              0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                   0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                      0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       99.75000000                5.30               5.30               5.30               5.30               5.31
------------------------------------------------------------------------------------------------------------------------------------
       99.81250000                5.29               5.29               5.29               5.29               5.30
------------------------------------------------------------------------------------------------------------------------------------
       99.87500000                5.29               5.29               5.29               5.29               5.29
------------------------------------------------------------------------------------------------------------------------------------
       99.93750000                5.28               5.28               5.28               5.28               5.28
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000               5.27               5.27               5.27               5.27               5.27
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000               5.26               5.26               5.26               5.26               5.27
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000               5.25               5.25               5.25               5.25               5.26
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000               5.24               5.24               5.24               5.24               5.25
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000               5.24               5.24               5.24               5.24               5.24
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000               5.23               5.23               5.23               5.23               5.23
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000               5.22               5.22               5.22               5.22               5.22
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000               5.21               5.21               5.21               5.21               5.21
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000               5.20               5.20               5.20               5.20               5.21
------------------------------------------------------------------------------------------------------------------------------------
       100.56250000               5.20               5.20               5.19               5.20               5.20
------------------------------------------------------------------------------------------------------------------------------------
       100.62500000               5.19               5.19               5.19               5.19               5.19
------------------------------------------------------------------------------------------------------------------------------------
       100.68750000               5.18               5.18               5.18               5.18               5.18
------------------------------------------------------------------------------------------------------------------------------------
       100.75000000               5.17               5.17               5.17               5.17               5.17
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                         9.87               9.86               9.84               9.83               9.66
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                           7.56               7.55               7.54               7.54               7.44
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                 2/10/2015          2/10/2015          2/10/2015          2/10/2015          12/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Maturity                       3/10/2015          3/10/2015          3/10/2015          2/10/2015          12/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                       74                 74                 74                 74                 76
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                           Price/Yield Table - Class C

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM 2005-1                                              Initial Balance:           20,318,000
Settlement Date:                04/12/05                                            Initial Pass-Through Rate:     5.002%
Accrual Start Date:             04/01/05
First Pay Date:                 05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%              0.00%              0.00%              0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                   0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                      0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       99.50000000                5.34               5.34               5.34               5.34               5.34
------------------------------------------------------------------------------------------------------------------------------------
       99.56250000                5.33               5.33               5.33               5.33               5.33
------------------------------------------------------------------------------------------------------------------------------------
       99.62500000                5.32               5.32               5.32               5.32               5.32
------------------------------------------------------------------------------------------------------------------------------------
       99.68750000                5.31               5.31               5.31               5.31               5.32
------------------------------------------------------------------------------------------------------------------------------------
       99.75000000                5.30               5.30               5.30               5.30               5.31
------------------------------------------------------------------------------------------------------------------------------------
       99.81250000                5.29               5.30               5.30               5.29               5.30
------------------------------------------------------------------------------------------------------------------------------------
       99.87500000                5.29               5.29               5.29               5.29               5.29
------------------------------------------------------------------------------------------------------------------------------------
       99.93750000                5.28               5.28               5.28               5.28               5.28
------------------------------------------------------------------------------------------------------------------------------------
       100.00000000               5.27               5.27               5.27               5.27               5.27
------------------------------------------------------------------------------------------------------------------------------------
       100.06250000               5.26               5.26               5.26               5.26               5.27
------------------------------------------------------------------------------------------------------------------------------------
       100.12500000               5.25               5.25               5.25               5.25               5.26
------------------------------------------------------------------------------------------------------------------------------------
       100.18750000               5.25               5.25               5.25               5.25               5.25
------------------------------------------------------------------------------------------------------------------------------------
       100.25000000               5.24               5.24               5.24               5.24               5.24
------------------------------------------------------------------------------------------------------------------------------------
       100.31250000               5.23               5.23               5.23               5.23               5.23
------------------------------------------------------------------------------------------------------------------------------------
       100.37500000               5.22               5.22               5.22               5.22               5.22
------------------------------------------------------------------------------------------------------------------------------------
       100.43750000               5.21               5.21               5.21               5.21               5.22
------------------------------------------------------------------------------------------------------------------------------------
       100.50000000               5.20               5.20               5.21               5.20               5.21
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                         9.91               9.91               9.91               9.85               9.68
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                           7.58               7.58               7.58               7.54               7.44
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                 3/10/2015          3/10/2015          3/10/2015          2/10/2015          12/10/2014
------------------------------------------------------------------------------------------------------------------------------------
Maturity                       3/10/2015          3/10/2015          3/10/2015          3/10/2015          1/10/2015
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                       77                 77                 77                 77                 79
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                           Price/Yield Table - Class D

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM 2005-1                                              Initial Balance:           43,539,000
Settlement Date:                04/12/05                                            Initial Pass-Through Rate:     5.002%
Accrual Start Date:             04/01/05
First Pay Date:                 05/10/05
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%              0.00%              0.00%              0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                   0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                      0.00%              25.00%             50.00%             75.00%            100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
       98.94599000                5.41               5.41               5.41               5.41               5.42
------------------------------------------------------------------------------------------------------------------------------------
       99.00849000                5.40               5.40               5.40               5.40               5.41
------------------------------------------------------------------------------------------------------------------------------------
       99.07099000                5.39               5.39               5.39               5.39               5.40
------------------------------------------------------------------------------------------------------------------------------------
       99.13349000                5.38               5.39               5.39               5.39               5.39
------------------------------------------------------------------------------------------------------------------------------------
       99.19599000                5.38               5.38               5.38               5.38               5.38
------------------------------------------------------------------------------------------------------------------------------------
       99.25849000                5.37               5.37               5.37               5.37               5.37
------------------------------------------------------------------------------------------------------------------------------------
       99.32099000                5.36               5.36               5.36               5.36               5.36
------------------------------------------------------------------------------------------------------------------------------------
       99.38349000                5.35               5.35               5.35               5.35               5.36
------------------------------------------------------------------------------------------------------------------------------------
       99.44599000                5.34               5.34               5.34               5.34               5.35
------------------------------------------------------------------------------------------------------------------------------------
       99.50849000                5.34               5.34               5.34               5.34               5.34
------------------------------------------------------------------------------------------------------------------------------------
       99.57099000                5.33               5.33               5.33               5.33               5.33
------------------------------------------------------------------------------------------------------------------------------------
       99.63349000                5.32               5.32               5.32               5.32               5.32
------------------------------------------------------------------------------------------------------------------------------------
       99.69599000                5.31               5.31               5.31               5.31               5.31
------------------------------------------------------------------------------------------------------------------------------------
       99.75849000                5.30               5.30               5.30               5.30               5.31
------------------------------------------------------------------------------------------------------------------------------------
       99.82099000                5.29               5.29               5.29               5.30               5.30
------------------------------------------------------------------------------------------------------------------------------------
       99.88349000                5.29               5.29               5.29               5.29               5.29
------------------------------------------------------------------------------------------------------------------------------------
       99.94599000                5.28               5.28               5.28               5.28               5.28
------------------------------------------------------------------------------------------------------------------------------------
WAL (yrs)                         9.91               9.91               9.91               9.91               9.74
------------------------------------------------------------------------------------------------------------------------------------
Mod Dur                           7.57               7.57               7.57               7.57               7.47
------------------------------------------------------------------------------------------------------------------------------------
First Prin Pay                 3/10/2015          3/10/2015          3/10/2015          3/10/2015          1/10/2015
------------------------------------------------------------------------------------------------------------------------------------
Maturity                       3/10/2015          3/10/2015          3/10/2015          3/10/2015          1/10/2015
------------------------------------------------------------------------------------------------------------------------------------
Yield Spread                       84                 84                 84                 84                 86
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                   Term (Yrs)        Yield (BEY%)
Initial Balance is as of April 2005                                                                   1/12              3.696%
Prepay Rates are a Constant % of CPR                                                                  1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                               2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                4.164%
No Extensions on any Mortgage Loan                                                                     10               4.506%
No Delinquencies on any Mortgage Loan                                                                  30               4.813%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

BACM 2005-1                                           Banc of America Securities
A-5

Period   Payment Date    Beg Balance     Principal Payment   Interest Due   Interest Payment
------   ------------   --------------   -----------------   ------------   ----------------
     1    05/10/2005    381,247,000.00                0.00   1,581,043.99       1,581,043.99
     2    06/10/2005    381,247,000.00                0.00   1,629,821.80       1,629,821.80
     3    07/10/2005    381,247,000.00                0.00   1,581,068.48       1,581,068.48
     4    08/10/2005    381,247,000.00                0.00   1,629,843.17       1,629,843.17
     5    09/10/2005    381,247,000.00                0.00   1,629,854.69       1,629,854.69
     6    10/10/2005    381,247,000.00                0.00   1,581,105.88       1,581,105.88
     7    11/10/2005    381,247,000.00                0.00   1,629,875.96       1,629,875.96
     8    12/10/2005    381,247,000.00                0.00   1,581,130.29       1,581,130.29
     9    01/10/2006    381,247,000.00                0.00   1,581,141.76       1,581,141.76
    10    02/10/2006    381,247,000.00                0.00   1,581,154.66       1,581,154.66
    11    03/10/2006    381,247,000.00                0.00   1,582,510.54       1,582,510.54
    12    04/10/2006    381,247,000.00                0.00   1,631,333.34       1,631,333.34
    13    05/10/2006    381,247,000.00                0.00   1,582,550.36       1,582,550.36
    14    06/10/2006    381,247,000.00                0.00   1,631,353.27       1,631,353.27
    15    07/10/2006    381,247,000.00                0.00   1,582,573.71       1,582,573.71
    16    08/10/2006    381,247,000.00                0.00   1,631,373.08       1,631,373.08
    17    09/10/2006    381,247,000.00                0.00   1,631,383.86       1,631,383.86
    18    10/10/2006    381,247,000.00                0.00   1,582,609.41       1,582,609.41
    19    11/10/2006    381,247,000.00                0.00   1,631,403.53       1,631,403.53
    20    12/10/2006    381,247,000.00                0.00   1,582,626.51       1,582,626.51
    21    01/10/2007    381,247,000.00                0.00   1,582,629.53       1,582,629.53
    22    02/10/2007    381,247,000.00                0.00   1,582,630.92       1,582,630.92
    23    03/10/2007    381,247,000.00                0.00   1,582,728.28       1,582,728.28
    24    04/10/2007    381,247,000.00                0.00   1,631,389.45       1,631,389.45
    25    05/10/2007    381,247,000.00                0.00   1,582,614.78       1,582,614.78
    26    06/10/2007    381,247,000.00                0.00   1,631,366.94       1,631,366.94
    27    07/10/2007    381,247,000.00                0.00   1,582,598.36       1,582,598.36
    28    08/10/2007    381,247,000.00                0.00   1,631,343.06       1,631,343.06
    29    09/10/2007    381,247,000.00                0.00   1,631,333.35       1,631,333.35
    30    10/10/2007    381,247,000.00                0.00   1,582,574.94       1,582,574.94
    31    11/10/2007    381,247,000.00                0.00   1,631,308.52       1,631,308.52
    32    12/10/2007    381,247,000.00                0.00   1,582,557.17       1,582,557.17
    33    01/10/2008    381,247,000.00                0.00   1,631,283.03       1,631,283.03
    34    02/10/2008    381,247,000.00                0.00   1,619,277.37       1,619,277.37
    35    03/10/2008    381,247,000.00                0.00   1,619,272.30       1,619,272.30
    36    04/10/2008    381,247,000.00                0.00   1,668,748.43       1,668,748.43
    37    05/10/2008    381,247,000.00                0.00   1,619,128.87       1,619,128.87
    38    06/10/2008    381,247,000.00                0.00   1,668,641.68       1,668,641.68
    39    07/10/2008    381,247,000.00                0.00   1,619,034.61       1,619,034.61
    40    08/10/2008    381,247,000.00                0.00   1,668,536.00       1,668,536.00
    41    09/10/2008    381,247,000.00                0.00   1,668,485.77       1,668,485.77
    42    10/10/2008    381,247,000.00                0.00   1,618,893.95       1,618,893.95
    43    11/10/2008    381,247,000.00                0.00   1,668,378.05       1,668,378.05
    44    12/10/2008    381,247,000.00                0.00   1,618,796.82       1,618,796.82
    45    01/10/2009    381,247,000.00                0.00   1,618,744.96       1,618,744.96
    46    02/10/2009    381,247,000.00                0.00   1,618,698.42       1,618,698.42
    47    03/10/2009    381,247,000.00                0.00   1,618,796.51       1,618,796.51
    48    04/10/2009    381,247,000.00                0.00   1,668,098.91       1,668,098.91
    49    05/10/2009    381,247,000.00                0.00   1,618,548.26       1,618,548.26
    50    06/10/2009    381,247,000.00                0.00   1,667,991.27       1,667,991.27
    51    07/10/2009    381,247,000.00                0.00   1,618,451.83       1,618,451.83
    52    08/10/2009    381,247,000.00                0.00   1,667,882.18       1,667,882.18
    53    09/10/2009    381,247,000.00                0.00   1,667,830.08       1,667,830.08
    54    10/10/2009    381,247,000.00                0.00   1,618,307.42       1,618,307.42
    55    11/10/2009    381,247,000.00                0.00   1,668,135.93       1,668,135.93
    56    12/10/2009    381,247,000.00                0.00   1,618,372.36       1,618,372.36
    57    01/10/2010    381,247,000.00                0.00   1,630,344.39       1,630,344.39
    58    02/10/2010    381,247,000.00                0.00   1,653,193.73       1,653,193.73
    59    03/10/2010    381,247,000.00                0.00   1,661,153.02       1,661,153.02
    60    04/10/2010    381,247,000.00                0.00   1,709,598.32       1,709,598.32
    61    05/10/2010    381,247,000.00                0.00   1,666,072.21       1,666,072.21
    62    06/10/2010    381,247,000.00                0.00   1,721,840.47       1,721,840.47
    63    07/10/2010    381,247,000.00                0.00   1,666,051.80       1,666,051.80
    64    08/10/2010    381,247,000.00                0.00   1,721,819.19       1,721,819.19
    65    09/10/2010    381,247,000.00                0.00   1,721,808.96       1,721,808.96
    66    10/10/2010    381,247,000.00                0.00   1,666,021.03       1,666,021.03
    67    11/10/2010    381,247,000.00                0.00   1,721,787.09       1,721,787.09
    68    12/10/2010    381,247,000.00                0.00   1,665,999.67       1,665,999.67
    69    01/10/2011    381,247,000.00                0.00   1,665,988.30       1,665,988.30
    70    02/10/2011    381,247,000.00                0.00   1,665,977.91       1,665,977.91
    71    03/10/2011    381,247,000.00                0.00   1,666,197.27       1,666,197.27
    72    04/10/2011    381,247,000.00                0.00   1,721,728.92       1,721,728.92
    73    05/10/2011    381,247,000.00                0.00   1,665,942.85       1,665,942.85
    74    06/10/2011    381,247,000.00                0.00   1,721,705.55       1,721,705.55
    75    07/10/2011    381,247,000.00                0.00   1,665,920.02       1,665,920.02
    76    08/10/2011    381,247,000.00                0.00   1,721,681.73       1,721,681.73
    77    09/10/2011    381,247,000.00                0.00   1,721,670.22       1,721,670.22
    78    10/10/2011    381,247,000.00                0.00   1,665,885.51       1,665,885.51
    79    11/10/2011    381,247,000.00                0.00   1,721,645.73       1,721,645.73
    80    12/10/2011    381,247,000.00                0.00   1,665,861.59       1,665,861.59
    81    01/10/2012    381,247,000.00                0.00   1,721,620.78       1,721,620.78
    82    02/10/2012    381,247,000.00                0.00   1,673,811.04       1,673,811.04
    83    03/10/2012    381,247,000.00                0.00   1,685,356.35       1,685,356.35
    84    04/10/2012    381,247,000.00                0.00   1,730,678.16       1,730,678.16
    85    05/10/2012    381,247,000.00                0.00   1,677,578.54       1,677,578.54
    86    06/10/2012    381,247,000.00                0.00   1,733,729.33       1,733,729.33
    87    07/10/2012    381,247,000.00                0.00   1,677,556.38       1,677,556.38
    88    08/10/2012    381,247,000.00                0.00   1,733,706.20       1,733,706.20
    89    09/10/2012    381,247,000.00                0.00   1,733,695.15       1,733,695.15
    90    10/10/2012    381,247,000.00                0.00   1,677,522.99       1,677,522.99
    91    11/10/2012    381,247,000.00                0.00   1,733,671.79       1,733,671.79
    92    12/10/2012    381,247,000.00                0.00   1,677,499.96       1,677,499.96
    93    01/10/2013    381,247,000.00                0.00   1,677,487.29       1,677,487.29
    94    02/10/2013    381,247,000.00                0.00   1,677,475.85       1,677,475.85
    95    03/10/2013    381,247,000.00                0.00   1,677,736.66       1,677,736.66
    96    04/10/2013    381,247,000.00                0.00   1,733,607.09       1,733,607.09
    97    05/10/2013    381,247,000.00                0.00   1,677,436.75       1,677,436.75
    98    06/10/2013    381,247,000.00                0.00   1,733,469.66       1,733,469.66
    99    07/10/2013    381,247,000.00                0.00   1,677,304.13       1,677,304.13
   100    08/10/2013    381,247,000.00                0.00   1,733,444.51       1,733,444.51
   101    09/10/2013    381,247,000.00                0.00   1,733,432.44       1,733,432.44
   102    10/10/2013    381,247,000.00                0.00   1,677,267.76       1,677,267.76
   103    11/10/2013    381,247,000.00                0.00   1,733,406.55       1,733,406.55
   104    12/10/2013    381,247,000.00                0.00   1,677,242.45       1,677,242.45
   105    01/10/2014    381,247,000.00                0.00   1,677,228.93       1,677,228.93
   106    02/10/2014    381,247,000.00                0.00   1,677,216.64       1,677,216.64
   107    03/10/2014    381,247,000.00                0.00   1,677,496.20       1,677,496.20
   108    04/10/2014    381,247,000.00                0.00   1,733,337.40       1,733,337.40
   109    05/10/2014    381,247,000.00                0.00   1,677,174.88       1,677,174.88
   110    06/10/2014    381,247,000.00                0.00   1,733,309.61       1,733,309.61
   111    07/10/2014    381,247,000.00                0.00   1,677,147.71       1,677,147.71
   112    08/10/2014    381,247,000.00                0.00   1,733,281.25       1,733,281.25
   113    09/10/2014    381,247,000.00                0.00   1,733,267.58       1,733,267.58
   114    10/10/2014    381,247,000.00       96,714,063.28   1,677,106.63       1,677,106.63
   115    11/10/2014    284,532,936.72       73,159,121.24   1,288,557.18       1,288,557.18
   116    12/10/2014    211,373,815.48      149,670,088.74     927,874.62         927,874.62
   117    01/10/2015     61,703,726.74       61,703,726.74     270,653.72         270,653.72
Period   Interest Short   Expense   Total Payment     End Balance     Coupon Paid
------   --------------   -------   --------------   --------------   -----------
     1             0.00      0.00     1,581,043.99   381,247,000.00        4.9764%
     2             0.00      0.00     1,629,821.80   381,247,000.00        5.1300%
     3             0.00      0.00     1,581,068.48   381,247,000.00        4.9765%
     4             0.00      0.00     1,629,843.17   381,247,000.00        5.1300%
     5             0.00      0.00     1,629,854.69   381,247,000.00        5.1301%
     6             0.00      0.00     1,581,105.88   381,247,000.00        4.9766%
     7             0.00      0.00     1,629,875.96   381,247,000.00        5.1301%
     8             0.00      0.00     1,581,130.29   381,247,000.00        4.9767%
     9             0.00      0.00     1,581,141.76   381,247,000.00        4.9767%
    10             0.00      0.00     1,581,154.66   381,247,000.00        4.9768%
    11             0.00      0.00     1,582,510.54   381,247,000.00        4.9811%
    12             0.00      0.00     1,631,333.34   381,247,000.00        5.1347%
    13             0.00      0.00     1,582,550.36   381,247,000.00        4.9812%
    14             0.00      0.00     1,631,353.27   381,247,000.00        5.1348%
    15             0.00      0.00     1,582,573.71   381,247,000.00        4.9813%
    16             0.00      0.00     1,631,373.08   381,247,000.00        5.1349%
    17             0.00      0.00     1,631,383.86   381,247,000.00        5.1349%
    18             0.00      0.00     1,582,609.41   381,247,000.00        4.9814%
    19             0.00      0.00     1,631,403.53   381,247,000.00        5.1349%
    20             0.00      0.00     1,582,626.51   381,247,000.00        4.9814%
    21             0.00      0.00     1,582,629.53   381,247,000.00        4.9814%
    22             0.00      0.00     1,582,630.92   381,247,000.00        4.9814%
    23             0.00      0.00     1,582,728.28   381,247,000.00        4.9817%
    24             0.00      0.00     1,631,389.45   381,247,000.00        5.1349%
    25             0.00      0.00     1,582,614.78   381,247,000.00        4.9814%
    26             0.00      0.00     1,631,366.94   381,247,000.00        5.1348%
    27             0.00      0.00     1,582,598.36   381,247,000.00        4.9813%
    28             0.00      0.00     1,631,343.06   381,247,000.00        5.1348%
    29             0.00      0.00     1,631,333.35   381,247,000.00        5.1347%
    30             0.00      0.00     1,582,574.94   381,247,000.00        4.9813%
    31             0.00      0.00     1,631,308.52   381,247,000.00        5.1347%
    32             0.00      0.00     1,582,557.17   381,247,000.00        4.9812%
    33             0.00      0.00     1,631,283.03   381,247,000.00        5.1346%
    34             0.00      0.00     1,619,277.37   381,247,000.00        5.0968%
    35             0.00      0.00     1,619,272.30   381,247,000.00        5.0968%
    36             0.00      0.00     1,668,748.43   381,247,000.00        5.2525%
    37             0.00      0.00     1,619,128.87   381,247,000.00        5.0963%
    38             0.00      0.00     1,668,641.68   381,247,000.00        5.2522%
    39             0.00      0.00     1,619,034.61   381,247,000.00        5.0960%
    40             0.00      0.00     1,668,536.00   381,247,000.00        5.2518%
    41             0.00      0.00     1,668,485.77   381,247,000.00        5.2517%
    42             0.00      0.00     1,618,893.95   381,247,000.00        5.0956%
    43             0.00      0.00     1,668,378.05   381,247,000.00        5.2513%
    44             0.00      0.00     1,618,796.82   381,247,000.00        5.0953%
    45             0.00      0.00     1,618,744.96   381,247,000.00        5.0951%
    46             0.00      0.00     1,618,698.42   381,247,000.00        5.0950%
    47             0.00      0.00     1,618,796.51   381,247,000.00        5.0953%
    48             0.00      0.00     1,668,098.91   381,247,000.00        5.2505%
    49             0.00      0.00     1,618,548.26   381,247,000.00        5.0945%
    50             0.00      0.00     1,667,991.27   381,247,000.00        5.2501%
    51             0.00      0.00     1,618,451.83   381,247,000.00        5.0942%
    52             0.00      0.00     1,667,882.18   381,247,000.00        5.2498%
    53             0.00      0.00     1,667,830.08   381,247,000.00        5.2496%
    54             0.00      0.00     1,618,307.42   381,247,000.00        5.0937%
    55             0.00      0.00     1,668,135.93   381,247,000.00        5.2506%
    56             0.00      0.00     1,618,372.36   381,247,000.00        5.0939%
    57             0.00      0.00     1,630,344.39   381,247,000.00        5.1316%
    58             0.00      0.00     1,653,193.73   381,247,000.00        5.2035%
    59             0.00      0.00     1,661,153.02   381,247,000.00        5.2286%
    60             0.00      0.00     1,709,598.32   381,247,000.00        5.3811%
    61             0.00      0.00     1,666,072.21   381,247,000.00        5.2441%
    62             0.00      0.00     1,721,840.47   381,247,000.00        5.4196%
    63             0.00      0.00     1,666,051.80   381,247,000.00        5.2440%
    64             0.00      0.00     1,721,819.19   381,247,000.00        5.4195%
    65             0.00      0.00     1,721,808.96   381,247,000.00        5.4195%
    66             0.00      0.00     1,666,021.03   381,247,000.00        5.2439%
    67             0.00      0.00     1,721,787.09   381,247,000.00        5.4194%
    68             0.00      0.00     1,665,999.67   381,247,000.00        5.2438%
    69             0.00      0.00     1,665,988.30   381,247,000.00        5.2438%
    70             0.00      0.00     1,665,977.91   381,247,000.00        5.2438%
    71             0.00      0.00     1,666,197.27   381,247,000.00        5.2445%
    72             0.00      0.00     1,721,728.92   381,247,000.00        5.4193%
    73             0.00      0.00     1,665,942.85   381,247,000.00        5.2437%
    74             0.00      0.00     1,721,705.55   381,247,000.00        5.4192%
    75             0.00      0.00     1,665,920.02   381,247,000.00        5.2436%
    76             0.00      0.00     1,721,681.73   381,247,000.00        5.4191%
    77             0.00      0.00     1,721,670.22   381,247,000.00        5.4191%
    78             0.00      0.00     1,665,885.51   381,247,000.00        5.2435%
    79             0.00      0.00     1,721,645.73   381,247,000.00        5.4190%
    80             0.00      0.00     1,665,861.59   381,247,000.00        5.2434%
    81             0.00      0.00     1,721,620.78   381,247,000.00        5.4189%
    82             0.00      0.00     1,673,811.04   381,247,000.00        5.2684%
    83             0.00      0.00     1,685,356.35   381,247,000.00        5.3048%
    84             0.00      0.00     1,730,678.16   381,247,000.00        5.4474%
    85             0.00      0.00     1,677,578.54   381,247,000.00        5.2803%
    86             0.00      0.00     1,733,729.33   381,247,000.00        5.4570%
    87             0.00      0.00     1,677,556.38   381,247,000.00        5.2802%
    88             0.00      0.00     1,733,706.20   381,247,000.00        5.4570%
    89             0.00      0.00     1,733,695.15   381,247,000.00        5.4569%
    90             0.00      0.00     1,677,522.99   381,247,000.00        5.2801%
    91             0.00      0.00     1,733,671.79   381,247,000.00        5.4568%
    92             0.00      0.00     1,677,499.96   381,247,000.00        5.2800%
    93             0.00      0.00     1,677,487.29   381,247,000.00        5.2800%
    94             0.00      0.00     1,677,475.85   381,247,000.00        5.2800%
    95             0.00      0.00     1,677,736.66   381,247,000.00        5.2808%
    96             0.00      0.00     1,733,607.09   381,247,000.00        5.4566%
    97             0.00      0.00     1,677,436.75   381,247,000.00        5.2798%
    98             0.00      0.00     1,733,469.66   381,247,000.00        5.4562%
    99             0.00      0.00     1,677,304.13   381,247,000.00        5.2794%
   100             0.00      0.00     1,733,444.51   381,247,000.00        5.4561%
   101             0.00      0.00     1,733,432.44   381,247,000.00        5.4561%
   102             0.00      0.00     1,677,267.76   381,247,000.00        5.2793%
   103             0.00      0.00     1,733,406.55   381,247,000.00        5.4560%
   104             0.00      0.00     1,677,242.45   381,247,000.00        5.2792%
   105             0.00      0.00     1,677,228.93   381,247,000.00        5.2792%
   106             0.00      0.00     1,677,216.64   381,247,000.00        5.2791%
   107             0.00      0.00     1,677,496.20   381,247,000.00        5.2800%
   108             0.00      0.00     1,733,337.40   381,247,000.00        5.4558%
   109             0.00      0.00     1,677,174.88   381,247,000.00        5.2790%
   110             0.00      0.00     1,733,309.61   381,247,000.00        5.4557%
   111             0.00      0.00     1,677,147.71   381,247,000.00        5.2789%
   112             0.00      0.00     1,733,281.25   381,247,000.00        5.4556%
   113             0.00      0.00     1,733,267.58   381,247,000.00        5.4556%
   114             0.00      0.00    98,391,169.91   284,532,936.72        5.2788%
   115             0.00      0.00    74,447,678.42   211,373,815.48        5.4344%
   116             0.00      0.00   150,597,963.36    61,703,726.74        5.2677%
   117             0.00      0.00    61,974,380.47             0.00        5.2636%

                          Price/Yield Table - Class A-3

Security ID:                   BACM 2005-1                                               Initial Balance:           555,000,000
Settlement Date:                    04/12/05                                             Initial Pass-Through Rate:      4.778%
Accrual Start Date:                 04/01/05
First Pay Date:                     05/10/05

Prepayment (CPR)                   Scenario 1          Scenario 2         Scenario 3
During YM                             0.00%              0.00%              0.00%
During Penalty                        0.00%              0.00%              0.00%
During Open                           0.00%              0.00%              0.00%

Extension (Lane Furniture, Davis
Building and Mykawa)               Scenario 1          Scenario 2         Scenario 3

Extension %                           0.00%              20.00%            100.00%
Extension Months                      0.00%                24                 24

Extension (Rest of the Pool)       Scenario 1          Scenario 2         Scenario 3

Extension %                           0.00%              20.00%             0.00%
Extension Months                      0.00%                24                 0


                                   Scenario 1          Scenario 2         Scenario 3
         100.00000000                 4.80                4.80               4.80
         100.06250000                 4.78                4.79               4.78
         100.12500000                 4.77                4.77               4.77
         100.18750000                 4.75                4.76               4.75
         100.25000000                 4.74                4.74               4.74
         100.31250000                 4.72                4.73               4.73
         100.37500000                 4.71                4.72               4.71
         100.43750000                 4.69                4.70               4.70
         100.50000000                 4.68                4.69               4.68
         100.56250000                 4.66                4.67               4.67
         100.62500000                 4.65                4.66               4.65
         100.68750000                 4.63                4.65               4.64
         100.75000000                 4.62                4.63               4.62
         100.81250000                 4.60                4.62               4.61
         100.87500000                 4.59                4.60               4.60
         100.93750000                 4.58                4.59               4.58
         101.00000000                 4.56                4.58               4.57
WAL (yrs)                             4.79                5.17               4.92
Mod Dur                               4.19                4.48               4.29
First Prin Pay                     10/10/2009          11/10/2009         10/10/2009
Maturity                           04/10/2010          01/10/2012         01/10/2012
Yield Spread                           54                  51                 53

         Assumptions                                                                              Treasury Curve as of
1% Cleanup Call is Not Exercised                                                             Term (Yrs)         Yield (BEY%)
Initial Balance is as of April 2005                                                             1/12               3.696%
Prepay Rates are a Constant % of CPR                                                             1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                      1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                          2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-    3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                               5                4.164%
No Extensions on any Mortgage Loan                                                               10                4.506%
No Delinquencies on any Mortgage Loan                                                            30                4.813%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-3

Security ID:                            BACM 2005-1                          Initial Balance:                     555,000,000
Settlement Date:                               04/12/05                      Initial Pass-Through Rate:                4.778%
Accrual Start Date:                            04/01/05
First Pay Date:                                05/10/05

Prepayment (CPR)                              Scenario 1               Scenario 2              Scenario 3
During YM                                        0.00%                   0.00%                    0.00%
During Penalty                                   0.00%                   0.00%                    0.00%
During Open                                      0.00%                   0.00%                    0.00%

Extension (Grant Furniture, 3250 N. Broad
St., Lane Furniture, Davis Building and
Mykawa)

Extension %                                      0.00%                   20.00%                  100.00%
Extension Months                                 0.00%                     24                      24

Extension (Rest of the Pool)                  Scenario 1               Scenario 2              Scenario 3

Extension %                                      0.00%                   20.00%                   0.00%
Extension Months                                 0.00%                     24                       0


                                              Scenario 1               Scenario 2              Scenario 3
             100.00000000                        4.80                     4.80                    4.80
             100.06250000                        4.78                     4.79                    4.78
             100.12500000                        4.77                     4.77                    4.77
             100.18750000                        4.75                     4.76                    4.76
             100.25000000                        4.74                     4.74                    4.74
             100.31250000                        4.72                     4.73                    4.73
             100.37500000                        4.71                     4.72                    4.71
             100.43750000                        4.69                     4.70                    4.70
             100.50000000                        4.68                     4.69                    4.68
             100.56250000                        4.66                     4.67                    4.67
             100.62500000                        4.65                     4.66                    4.66
             100.68750000                        4.63                     4.65                    4.64
             100.75000000                        4.62                     4.63                    4.63
             100.81250000                        4.60                     4.62                    4.61
             100.87500000                        4.59                     4.60                    4.60
             100.93750000                        4.58                     4.59                    4.58
             101.00000000                        4.56                     4.58                    4.57
WAL (yrs)                                        4.79                     5.17                    5.01
Mod Dur                                          4.19                     4.48                    4.36
First Prin Pay                                10/10/2009               11/10/2009              10/10/2009
Maturity                                      04/10/2010               01/10/2012              01/10/2012
Yield Spread                                      54                       51                      52

              Assumptions                                                                                 Treasury Curve as of
1% Cleanup Call is Not Exercised                                                                    Term (Yrs)          Yield (BEY%)
Initial Balance is as of April 2005                                                                    1/12                3.696%
Prepay Rates are a Constant % of CPR                                                                    1/4                3.696%
100% of All Prepayment Premiums are assumed to be collected                                             1/2                3.696%
Prepayment Premiums are allocated to one or more classes                                                 2                 3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-           3                 3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                      5                 4.164%
No Extensions on any Mortgage Loan                                                                      10                 4.506%
No Delinquencies on any Mortgage Loan                                                                   30                 4.813%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

BACM 2005-1                                           Banc of America Securities
A-5

Period   Payment Date    Beg Balance     Principal Payment   Interest Due   Interest Payment
------   ------------   --------------   -----------------   ------------   ----------------
     1    05/10/2005    381,247,000.00                0.00   1,581,043.99       1,581,043.99
     2    06/10/2005    381,247,000.00                0.00   1,629,821.80       1,629,821.80
     3    07/10/2005    381,247,000.00                0.00   1,581,068.48       1,581,068.48
     4    08/10/2005    381,247,000.00                0.00   1,629,843.17       1,629,843.17
     5    09/10/2005    381,247,000.00                0.00   1,629,854.69       1,629,854.69
     6    10/10/2005    381,247,000.00                0.00   1,581,105.88       1,581,105.88
     7    11/10/2005    381,247,000.00                0.00   1,629,875.96       1,629,875.96
     8    12/10/2005    381,247,000.00                0.00   1,581,130.29       1,581,130.29
     9    01/10/2006    381,247,000.00                0.00   1,581,141.76       1,581,141.76
    10    02/10/2006    381,247,000.00                0.00   1,581,154.66       1,581,154.66
    11    03/10/2006    381,247,000.00                0.00   1,582,510.54       1,582,510.54
    12    04/10/2006    381,247,000.00                0.00   1,631,333.34       1,631,333.34
    13    05/10/2006    381,247,000.00                0.00   1,582,550.36       1,582,550.36
    14    06/10/2006    381,247,000.00                0.00   1,631,353.27       1,631,353.27
    15    07/10/2006    381,247,000.00                0.00   1,582,573.71       1,582,573.71
    16    08/10/2006    381,247,000.00                0.00   1,631,373.08       1,631,373.08
    17    09/10/2006    381,247,000.00                0.00   1,631,383.86       1,631,383.86
    18    10/10/2006    381,247,000.00                0.00   1,582,609.41       1,582,609.41
    19    11/10/2006    381,247,000.00                0.00   1,631,403.53       1,631,403.53
    20    12/10/2006    381,247,000.00                0.00   1,582,626.51       1,582,626.51
    21    01/10/2007    381,247,000.00                0.00   1,582,629.53       1,582,629.53
    22    02/10/2007    381,247,000.00                0.00   1,582,630.92       1,582,630.92
    23    03/10/2007    381,247,000.00                0.00   1,582,728.28       1,582,728.28
    24    04/10/2007    381,247,000.00                0.00   1,631,389.45       1,631,389.45
    25    05/10/2007    381,247,000.00                0.00   1,582,614.78       1,582,614.78
    26    06/10/2007    381,247,000.00                0.00   1,631,366.94       1,631,366.94
    27    07/10/2007    381,247,000.00                0.00   1,582,598.36       1,582,598.36
    28    08/10/2007    381,247,000.00                0.00   1,631,343.06       1,631,343.06
    29    09/10/2007    381,247,000.00                0.00   1,631,333.35       1,631,333.35
    30    10/10/2007    381,247,000.00                0.00   1,582,574.94       1,582,574.94
    31    11/10/2007    381,247,000.00                0.00   1,631,308.52       1,631,308.52
    32    12/10/2007    381,247,000.00                0.00   1,582,557.17       1,582,557.17
    33    01/10/2008    381,247,000.00                0.00   1,631,283.03       1,631,283.03
    34    02/10/2008    381,247,000.00                0.00   1,619,277.37       1,619,277.37
    35    03/10/2008    381,247,000.00                0.00   1,619,272.30       1,619,272.30
    36    04/10/2008    381,247,000.00                0.00   1,668,748.43       1,668,748.43
    37    05/10/2008    381,247,000.00                0.00   1,619,128.87       1,619,128.87
    38    06/10/2008    381,247,000.00                0.00   1,668,641.68       1,668,641.68
    39    07/10/2008    381,247,000.00                0.00   1,619,034.61       1,619,034.61
    40    08/10/2008    381,247,000.00                0.00   1,668,536.00       1,668,536.00
    41    09/10/2008    381,247,000.00                0.00   1,668,485.77       1,668,485.77
    42    10/10/2008    381,247,000.00                0.00   1,618,893.95       1,618,893.95
    43    11/10/2008    381,247,000.00                0.00   1,668,378.05       1,668,378.05
    44    12/10/2008    381,247,000.00                0.00   1,618,796.82       1,618,796.82
    45    01/10/2009    381,247,000.00                0.00   1,618,744.96       1,618,744.96
    46    02/10/2009    381,247,000.00                0.00   1,618,698.42       1,618,698.42
    47    03/10/2009    381,247,000.00                0.00   1,618,796.51       1,618,796.51
    48    04/10/2009    381,247,000.00                0.00   1,668,098.91       1,668,098.91
    49    05/10/2009    381,247,000.00                0.00   1,618,548.26       1,618,548.26
    50    06/10/2009    381,247,000.00                0.00   1,667,991.27       1,667,991.27
    51    07/10/2009    381,247,000.00                0.00   1,618,451.83       1,618,451.83
    52    08/10/2009    381,247,000.00                0.00   1,667,882.18       1,667,882.18
    53    09/10/2009    381,247,000.00                0.00   1,667,830.08       1,667,830.08
    54    10/10/2009    381,247,000.00                0.00   1,618,307.42       1,618,307.42
    55    11/10/2009    381,247,000.00                0.00   1,668,135.93       1,668,135.93
    56    12/10/2009    381,247,000.00                0.00   1,618,372.36       1,618,372.36
    57    01/10/2010    381,247,000.00                0.00   1,630,344.39       1,630,344.39
    58    02/10/2010    381,247,000.00                0.00   1,653,193.73       1,653,193.73
    59    03/10/2010    381,247,000.00                0.00   1,661,153.02       1,661,153.02
    60    04/10/2010    381,247,000.00                0.00   1,709,598.32       1,709,598.32
    61    05/10/2010    381,247,000.00                0.00   1,666,072.21       1,666,072.21
    62    06/10/2010    381,247,000.00                0.00   1,721,840.47       1,721,840.47
    63    07/10/2010    381,247,000.00                0.00   1,666,051.80       1,666,051.80
    64    08/10/2010    381,247,000.00                0.00   1,721,819.19       1,721,819.19
    65    09/10/2010    381,247,000.00                0.00   1,721,808.96       1,721,808.96
    66    10/10/2010    381,247,000.00                0.00   1,666,021.03       1,666,021.03
    67    11/10/2010    381,247,000.00                0.00   1,721,787.09       1,721,787.09
    68    12/10/2010    381,247,000.00                0.00   1,665,999.67       1,665,999.67
    69    01/10/2011    381,247,000.00                0.00   1,665,988.30       1,665,988.30
    70    02/10/2011    381,247,000.00                0.00   1,665,977.91       1,665,977.91
    71    03/10/2011    381,247,000.00                0.00   1,666,197.27       1,666,197.27
    72    04/10/2011    381,247,000.00                0.00   1,721,728.92       1,721,728.92
    73    05/10/2011    381,247,000.00                0.00   1,665,942.85       1,665,942.85
    74    06/10/2011    381,247,000.00                0.00   1,721,705.55       1,721,705.55
    75    07/10/2011    381,247,000.00                0.00   1,665,920.02       1,665,920.02
    76    08/10/2011    381,247,000.00                0.00   1,721,681.73       1,721,681.73
    77    09/10/2011    381,247,000.00                0.00   1,721,670.22       1,721,670.22
    78    10/10/2011    381,247,000.00                0.00   1,665,885.51       1,665,885.51
    79    11/10/2011    381,247,000.00                0.00   1,721,645.73       1,721,645.73
    80    12/10/2011    381,247,000.00                0.00   1,665,861.59       1,665,861.59
    81    01/10/2012    381,247,000.00                0.00   1,721,620.78       1,721,620.78
    82    02/10/2012    381,247,000.00                0.00   1,673,811.04       1,673,811.04
    83    03/10/2012    381,247,000.00                0.00   1,685,356.35       1,685,356.35
    84    04/10/2012    381,247,000.00                0.00   1,730,678.16       1,730,678.16
    85    05/10/2012    381,247,000.00                0.00   1,677,578.54       1,677,578.54
    86    06/10/2012    381,247,000.00                0.00   1,733,729.33       1,733,729.33
    87    07/10/2012    381,247,000.00                0.00   1,677,556.38       1,677,556.38
    88    08/10/2012    381,247,000.00                0.00   1,733,706.20       1,733,706.20
    89    09/10/2012    381,247,000.00                0.00   1,733,695.15       1,733,695.15
    90    10/10/2012    381,247,000.00                0.00   1,677,522.99       1,677,522.99
    91    11/10/2012    381,247,000.00                0.00   1,733,671.79       1,733,671.79
    92    12/10/2012    381,247,000.00                0.00   1,677,499.96       1,677,499.96
    93    01/10/2013    381,247,000.00                0.00   1,677,487.29       1,677,487.29
    94    02/10/2013    381,247,000.00                0.00   1,677,475.85       1,677,475.85
    95    03/10/2013    381,247,000.00                0.00   1,677,736.66       1,677,736.66
    96    04/10/2013    381,247,000.00                0.00   1,733,607.09       1,733,607.09
    97    05/10/2013    381,247,000.00                0.00   1,677,436.75       1,677,436.75
    98    06/10/2013    381,247,000.00                0.00   1,733,469.66       1,733,469.66
    99    07/10/2013    381,247,000.00                0.00   1,677,304.13       1,677,304.13
   100    08/10/2013    381,247,000.00                0.00   1,733,444.51       1,733,444.51
   101    09/10/2013    381,247,000.00                0.00   1,733,432.44       1,733,432.44
   102    10/10/2013    381,247,000.00                0.00   1,677,267.76       1,677,267.76
   103    11/10/2013    381,247,000.00                0.00   1,733,406.55       1,733,406.55
   104    12/10/2013    381,247,000.00                0.00   1,677,242.45       1,677,242.45
   105    01/10/2014    381,247,000.00                0.00   1,677,228.93       1,677,228.93
   106    02/10/2014    381,247,000.00                0.00   1,677,216.64       1,677,216.64
   107    03/10/2014    381,247,000.00                0.00   1,677,496.20       1,677,496.20
   108    04/10/2014    381,247,000.00                0.00   1,733,337.40       1,733,337.40
   109    05/10/2014    381,247,000.00                0.00   1,677,174.88       1,677,174.88
   110    06/10/2014    381,247,000.00                0.00   1,733,309.61       1,733,309.61
   111    07/10/2014    381,247,000.00                0.00   1,677,147.71       1,677,147.71
   112    08/10/2014    381,247,000.00                0.00   1,733,281.25       1,733,281.25
   113    09/10/2014    381,247,000.00                0.00   1,733,267.58       1,733,267.58
   114    10/10/2014    381,247,000.00       96,714,063.28   1,677,106.63       1,677,106.63
   115    11/10/2014    284,532,936.72       73,159,121.24   1,288,557.18       1,288,557.18
   116    12/10/2014    211,373,815.48      149,670,088.74     927,874.62         927,874.62
   117    01/10/2015     61,703,726.74       61,703,726.74     270,653.72         270,653.72
Period   Interest Short   Expense   Total Payment     End Balance     Coupon Paid
------   --------------   -------   --------------   --------------   -----------
     1             0.00      0.00     1,581,043.99   381,247,000.00        4.9764%
     2             0.00      0.00     1,629,821.80   381,247,000.00        5.1300%
     3             0.00      0.00     1,581,068.48   381,247,000.00        4.9765%
     4             0.00      0.00     1,629,843.17   381,247,000.00        5.1300%
     5             0.00      0.00     1,629,854.69   381,247,000.00        5.1301%
     6             0.00      0.00     1,581,105.88   381,247,000.00        4.9766%
     7             0.00      0.00     1,629,875.96   381,247,000.00        5.1301%
     8             0.00      0.00     1,581,130.29   381,247,000.00        4.9767%
     9             0.00      0.00     1,581,141.76   381,247,000.00        4.9767%
    10             0.00      0.00     1,581,154.66   381,247,000.00        4.9768%
    11             0.00      0.00     1,582,510.54   381,247,000.00        4.9811%
    12             0.00      0.00     1,631,333.34   381,247,000.00        5.1347%
    13             0.00      0.00     1,582,550.36   381,247,000.00        4.9812%
    14             0.00      0.00     1,631,353.27   381,247,000.00        5.1348%
    15             0.00      0.00     1,582,573.71   381,247,000.00        4.9813%
    16             0.00      0.00     1,631,373.08   381,247,000.00        5.1349%
    17             0.00      0.00     1,631,383.86   381,247,000.00        5.1349%
    18             0.00      0.00     1,582,609.41   381,247,000.00        4.9814%
    19             0.00      0.00     1,631,403.53   381,247,000.00        5.1349%
    20             0.00      0.00     1,582,626.51   381,247,000.00        4.9814%
    21             0.00      0.00     1,582,629.53   381,247,000.00        4.9814%
    22             0.00      0.00     1,582,630.92   381,247,000.00        4.9814%
    23             0.00      0.00     1,582,728.28   381,247,000.00        4.9817%
    24             0.00      0.00     1,631,389.45   381,247,000.00        5.1349%
    25             0.00      0.00     1,582,614.78   381,247,000.00        4.9814%
    26             0.00      0.00     1,631,366.94   381,247,000.00        5.1348%
    27             0.00      0.00     1,582,598.36   381,247,000.00        4.9813%
    28             0.00      0.00     1,631,343.06   381,247,000.00        5.1348%
    29             0.00      0.00     1,631,333.35   381,247,000.00        5.1347%
    30             0.00      0.00     1,582,574.94   381,247,000.00        4.9813%
    31             0.00      0.00     1,631,308.52   381,247,000.00        5.1347%
    32             0.00      0.00     1,582,557.17   381,247,000.00        4.9812%
    33             0.00      0.00     1,631,283.03   381,247,000.00        5.1346%
    34             0.00      0.00     1,619,277.37   381,247,000.00        5.0968%
    35             0.00      0.00     1,619,272.30   381,247,000.00        5.0968%
    36             0.00      0.00     1,668,748.43   381,247,000.00        5.2525%
    37             0.00      0.00     1,619,128.87   381,247,000.00        5.0963%
    38             0.00      0.00     1,668,641.68   381,247,000.00        5.2522%
    39             0.00      0.00     1,619,034.61   381,247,000.00        5.0960%
    40             0.00      0.00     1,668,536.00   381,247,000.00        5.2518%
    41             0.00      0.00     1,668,485.77   381,247,000.00        5.2517%
    42             0.00      0.00     1,618,893.95   381,247,000.00        5.0956%
    43             0.00      0.00     1,668,378.05   381,247,000.00        5.2513%
    44             0.00      0.00     1,618,796.82   381,247,000.00        5.0953%
    45             0.00      0.00     1,618,744.96   381,247,000.00        5.0951%
    46             0.00      0.00     1,618,698.42   381,247,000.00        5.0950%
    47             0.00      0.00     1,618,796.51   381,247,000.00        5.0953%
    48             0.00      0.00     1,668,098.91   381,247,000.00        5.2505%
    49             0.00      0.00     1,618,548.26   381,247,000.00        5.0945%
    50             0.00      0.00     1,667,991.27   381,247,000.00        5.2501%
    51             0.00      0.00     1,618,451.83   381,247,000.00        5.0942%
    52             0.00      0.00     1,667,882.18   381,247,000.00        5.2498%
    53             0.00      0.00     1,667,830.08   381,247,000.00        5.2496%
    54             0.00      0.00     1,618,307.42   381,247,000.00        5.0937%
    55             0.00      0.00     1,668,135.93   381,247,000.00        5.2506%
    56             0.00      0.00     1,618,372.36   381,247,000.00        5.0939%
    57             0.00      0.00     1,630,344.39   381,247,000.00        5.1316%
    58             0.00      0.00     1,653,193.73   381,247,000.00        5.2035%
    59             0.00      0.00     1,661,153.02   381,247,000.00        5.2286%
    60             0.00      0.00     1,709,598.32   381,247,000.00        5.3811%
    61             0.00      0.00     1,666,072.21   381,247,000.00        5.2441%
    62             0.00      0.00     1,721,840.47   381,247,000.00        5.4196%
    63             0.00      0.00     1,666,051.80   381,247,000.00        5.2440%
    64             0.00      0.00     1,721,819.19   381,247,000.00        5.4195%
    65             0.00      0.00     1,721,808.96   381,247,000.00        5.4195%
    66             0.00      0.00     1,666,021.03   381,247,000.00        5.2439%
    67             0.00      0.00     1,721,787.09   381,247,000.00        5.4194%
    68             0.00      0.00     1,665,999.67   381,247,000.00        5.2438%
    69             0.00      0.00     1,665,988.30   381,247,000.00        5.2438%
    70             0.00      0.00     1,665,977.91   381,247,000.00        5.2438%
    71             0.00      0.00     1,666,197.27   381,247,000.00        5.2445%
    72             0.00      0.00     1,721,728.92   381,247,000.00        5.4193%
    73             0.00      0.00     1,665,942.85   381,247,000.00        5.2437%
    74             0.00      0.00     1,721,705.55   381,247,000.00        5.4192%
    75             0.00      0.00     1,665,920.02   381,247,000.00        5.2436%
    76             0.00      0.00     1,721,681.73   381,247,000.00        5.4191%
    77             0.00      0.00     1,721,670.22   381,247,000.00        5.4191%
    78             0.00      0.00     1,665,885.51   381,247,000.00        5.2435%
    79             0.00      0.00     1,721,645.73   381,247,000.00        5.4190%
    80             0.00      0.00     1,665,861.59   381,247,000.00        5.2434%
    81             0.00      0.00     1,721,620.78   381,247,000.00        5.4189%
    82             0.00      0.00     1,673,811.04   381,247,000.00        5.2684%
    83             0.00      0.00     1,685,356.35   381,247,000.00        5.3048%
    84             0.00      0.00     1,730,678.16   381,247,000.00        5.4474%
    85             0.00      0.00     1,677,578.54   381,247,000.00        5.2803%
    86             0.00      0.00     1,733,729.33   381,247,000.00        5.4570%
    87             0.00      0.00     1,677,556.38   381,247,000.00        5.2802%
    88             0.00      0.00     1,733,706.20   381,247,000.00        5.4570%
    89             0.00      0.00     1,733,695.15   381,247,000.00        5.4569%
    90             0.00      0.00     1,677,522.99   381,247,000.00        5.2801%
    91             0.00      0.00     1,733,671.79   381,247,000.00        5.4568%
    92             0.00      0.00     1,677,499.96   381,247,000.00        5.2800%
    93             0.00      0.00     1,677,487.29   381,247,000.00        5.2800%
    94             0.00      0.00     1,677,475.85   381,247,000.00        5.2800%
    95             0.00      0.00     1,677,736.66   381,247,000.00        5.2808%
    96             0.00      0.00     1,733,607.09   381,247,000.00        5.4566%
    97             0.00      0.00     1,677,436.75   381,247,000.00        5.2798%
    98             0.00      0.00     1,733,469.66   381,247,000.00        5.4562%
    99             0.00      0.00     1,677,304.13   381,247,000.00        5.2794%
   100             0.00      0.00     1,733,444.51   381,247,000.00        5.4561%
   101             0.00      0.00     1,733,432.44   381,247,000.00        5.4561%
   102             0.00      0.00     1,677,267.76   381,247,000.00        5.2793%
   103             0.00      0.00     1,733,406.55   381,247,000.00        5.4560%
   104             0.00      0.00     1,677,242.45   381,247,000.00        5.2792%
   105             0.00      0.00     1,677,228.93   381,247,000.00        5.2792%
   106             0.00      0.00     1,677,216.64   381,247,000.00        5.2791%
   107             0.00      0.00     1,677,496.20   381,247,000.00        5.2800%
   108             0.00      0.00     1,733,337.40   381,247,000.00        5.4558%
   109             0.00      0.00     1,677,174.88   381,247,000.00        5.2790%
   110             0.00      0.00     1,733,309.61   381,247,000.00        5.4557%
   111             0.00      0.00     1,677,147.71   381,247,000.00        5.2789%
   112             0.00      0.00     1,733,281.25   381,247,000.00        5.4556%
   113             0.00      0.00     1,733,267.58   381,247,000.00        5.4556%
   114             0.00      0.00    98,391,169.91   284,532,936.72        5.2788%
   115             0.00      0.00    74,447,678.42   211,373,815.48        5.4344%
   116             0.00      0.00   150,597,963.36    61,703,726.74        5.2677%
   117             0.00      0.00    61,974,380.47             0.00        5.2636%

BACM 2005-1

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Cashflows for A-4

Base Case - Pricing                                                   Extension Scenario - 24 mth for 25% Ext
                                   343,041,000.00   117,084,021.70                                     343,041,000.00 125,579,772.71
Pd         Date      Beg Bal          Prin Pmt        Int Due      Pd          Date      Beg Bal         Prin Pmt        Int Due
--   ----------   --------------   --------------   ------------   ---   ----------   --------------   -------------   ------------
 1    5/10/2005   343,041,000.00                -   1,427,336.43     1    5/10/2005   343,041,000.00               -   1,427,336.43
 2    6/10/2005   343,041,000.00                -   1,427,336.43     2    6/10/2005   343,041,000.00               -   1,427,336.43
 3    7/10/2005   343,041,000.00                -   1,427,336.43     3    7/10/2005   343,041,000.00               -   1,427,336.43
 4    8/10/2005   343,041,000.00                -   1,427,336.43     4    8/10/2005   343,041,000.00               -   1,427,336.43
 5    9/10/2005   343,041,000.00                -   1,427,336.43     5    9/10/2005   343,041,000.00               -   1,427,336.43
 6   10/10/2005   343,041,000.00                -   1,427,336.43     6   10/10/2005   343,041,000.00               -   1,427,336.43
 7   11/10/2005   343,041,000.00                -   1,427,336.43     7   11/10/2005   343,041,000.00               -   1,427,336.43
 8   12/10/2005   343,041,000.00                -   1,427,336.43     8   12/10/2005   343,041,000.00               -   1,427,336.43
 9    1/10/2006   343,041,000.00                -   1,427,336.43     9    1/10/2006   343,041,000.00               -   1,427,336.43
10    2/10/2006   343,041,000.00                -   1,427,336.43    10    2/10/2006   343,041,000.00               -   1,427,336.43
11    3/10/2006   343,041,000.00                -   1,427,336.43    11    3/10/2006   343,041,000.00               -   1,427,336.43
12    4/10/2006   343,041,000.00                -   1,427,336.43    12    4/10/2006   343,041,000.00               -   1,427,336.43
13    5/10/2006   343,041,000.00                -   1,427,336.43    13    5/10/2006   343,041,000.00               -   1,427,336.43
14    6/10/2006   343,041,000.00                -   1,427,336.43    14    6/10/2006   343,041,000.00               -   1,427,336.43
15    7/10/2006   343,041,000.00                -   1,427,336.43    15    7/10/2006   343,041,000.00               -   1,427,336.43
16    8/10/2006   343,041,000.00                -   1,427,336.43    16    8/10/2006   343,041,000.00               -   1,427,336.43
17    9/10/2006   343,041,000.00                -   1,427,336.43    17    9/10/2006   343,041,000.00               -   1,427,336.43
18   10/10/2006   343,041,000.00                -   1,427,336.43    18   10/10/2006   343,041,000.00               -   1,427,336.43
19   11/10/2006   343,041,000.00                -   1,427,336.43    19   11/10/2006   343,041,000.00               -   1,427,336.43
20   12/10/2006   343,041,000.00                -   1,427,336.43    20   12/10/2006   343,041,000.00               -   1,427,336.43
21    1/10/2007   343,041,000.00                -   1,427,336.43    21    1/10/2007   343,041,000.00               -   1,427,336.43
22    2/10/2007   343,041,000.00                -   1,427,336.43    22    2/10/2007   343,041,000.00               -   1,427,336.43
23    3/10/2007   343,041,000.00                -   1,427,336.43    23    3/10/2007   343,041,000.00               -   1,427,336.43
24    4/10/2007   343,041,000.00                -   1,427,336.43    24    4/10/2007   343,041,000.00               -   1,427,336.43
25    5/10/2007   343,041,000.00                -   1,427,336.43    25    5/10/2007   343,041,000.00               -   1,427,336.43
26    6/10/2007   343,041,000.00                -   1,427,336.43    26    6/10/2007   343,041,000.00               -   1,427,336.43
27    7/10/2007   343,041,000.00                -   1,427,336.43    27    7/10/2007   343,041,000.00               -   1,427,336.43
28    8/10/2007   343,041,000.00                -   1,427,336.43    28    8/10/2007   343,041,000.00               -   1,427,336.43
29    9/10/2007   343,041,000.00                -   1,427,336.43    29    9/10/2007   343,041,000.00               -   1,427,336.43
30   10/10/2007   343,041,000.00                -   1,427,336.43    30   10/10/2007   343,041,000.00               -   1,427,336.43
31   11/10/2007   343,041,000.00                -   1,427,336.43    31   11/10/2007   343,041,000.00               -   1,427,336.43
32   12/10/2007   343,041,000.00                -   1,427,336.43    32   12/10/2007   343,041,000.00               -   1,427,336.43
33    1/10/2008   343,041,000.00                -   1,427,336.43    33    1/10/2008   343,041,000.00               -   1,427,336.43
34    2/10/2008   343,041,000.00                -   1,427,336.43    34    2/10/2008   343,041,000.00               -   1,427,336.43
35    3/10/2008   343,041,000.00                -   1,427,336.43    35    3/10/2008   343,041,000.00               -   1,427,336.43
36    4/10/2008   343,041,000.00                -   1,427,336.43    36    4/10/2008   343,041,000.00               -   1,427,336.43
37    5/10/2008   343,041,000.00                -   1,427,336.43    37    5/10/2008   343,041,000.00               -   1,427,336.43
38    6/10/2008   343,041,000.00                -   1,427,336.43    38    6/10/2008   343,041,000.00               -   1,427,336.43
39    7/10/2008   343,041,000.00                -   1,427,336.43    39    7/10/2008   343,041,000.00               -   1,427,336.43
40    8/10/2008   343,041,000.00                -   1,427,336.43    40    8/10/2008   343,041,000.00               -   1,427,336.43
41    9/10/2008   343,041,000.00                -   1,427,336.43    41    9/10/2008   343,041,000.00               -   1,427,336.43
42   10/10/2008   343,041,000.00                -   1,427,336.43    42   10/10/2008   343,041,000.00               -   1,427,336.43
43   11/10/2008   343,041,000.00                -   1,427,336.43    43   11/10/2008   343,041,000.00               -   1,427,336.43
44   12/10/2008   343,041,000.00                -   1,427,336.43    44   12/10/2008   343,041,000.00               -   1,427,336.43
45    1/10/2009   343,041,000.00                -   1,427,336.43    45    1/10/2009   343,041,000.00               -   1,427,336.43
46    2/10/2009   343,041,000.00                -   1,427,336.43    46    2/10/2009   343,041,000.00               -   1,427,336.43
47    3/10/2009   343,041,000.00                -   1,427,336.43    47    3/10/2009   343,041,000.00               -   1,427,336.43
48    4/10/2009   343,041,000.00                -   1,427,336.43    48    4/10/2009   343,041,000.00               -   1,427,336.43
49    5/10/2009   343,041,000.00                -   1,427,336.43    49    5/10/2009   343,041,000.00               -   1,427,336.43
50    6/10/2009   343,041,000.00                -   1,427,336.43    50    6/10/2009   343,041,000.00               -   1,427,336.43
51    7/10/2009   343,041,000.00                -   1,427,336.43    51    7/10/2009   343,041,000.00               -   1,427,336.43
52    8/10/2009   343,041,000.00                -   1,427,336.43    52    8/10/2009   343,041,000.00               -   1,427,336.43
53    9/10/2009   343,041,000.00                -   1,427,336.43    53    9/10/2009   343,041,000.00               -   1,427,336.43
54   10/10/2009   343,041,000.00                -   1,427,336.43    54   10/10/2009   343,041,000.00               -   1,427,336.43
55   11/10/2009   343,041,000.00                -   1,427,336.43    55   11/10/2009   343,041,000.00               -   1,427,336.43
56   12/10/2009   343,041,000.00                -   1,427,336.43    56   12/10/2009   343,041,000.00               -   1,427,336.43
57    1/10/2010   343,041,000.00                -   1,427,336.43    57    1/10/2010   343,041,000.00               -   1,427,336.43
58    2/10/2010   343,041,000.00                -   1,427,336.43    58    2/10/2010   343,041,000.00               -   1,427,336.43
59    3/10/2010   343,041,000.00                -   1,427,336.43    59    3/10/2010   343,041,000.00               -   1,427,336.43
60    4/10/2010   343,041,000.00                -   1,427,336.43    60    4/10/2010   343,041,000.00               -   1,427,336.43
61    5/10/2010   343,041,000.00                -   1,427,336.43    61    5/10/2010   343,041,000.00               -   1,427,336.43
62    6/10/2010   343,041,000.00                -   1,427,336.43    62    6/10/2010   343,041,000.00               -   1,427,336.43
63    7/10/2010   343,041,000.00                -   1,427,336.43    63    7/10/2010   343,041,000.00               -   1,427,336.43
64    8/10/2010   343,041,000.00                -   1,427,336.43    64    8/10/2010   343,041,000.00               -   1,427,336.43
65    9/10/2010   343,041,000.00             0.00   1,427,336.43    65    9/10/2010   343,041,000.00               -   1,427,336.43
66   10/10/2010   343,041,000.00             0.00   1,427,336.43    66   10/10/2010   343,041,000.00               -   1,427,336.43
67   11/10/2010   343,041,000.00                -   1,427,336.43    67   11/10/2010   343,041,000.00               -   1,427,336.43
68   12/10/2010   343,041,000.00                -   1,427,336.43    68   12/10/2010   343,041,000.00               -   1,427,336.43
69    1/10/2011   343,041,000.00                -   1,427,336.43    69    1/10/2011   343,041,000.00               -   1,427,336.43
70    2/10/2011   343,041,000.00                -   1,427,336.43    70    2/10/2011   343,041,000.00               -   1,427,336.43
71    3/10/2011   343,041,000.00             0.00   1,427,336.43    71    3/10/2011   343,041,000.00               -   1,427,336.43
72    4/10/2011   343,041,000.00                -   1,427,336.43    72    4/10/2011   343,041,000.00               -   1,427,336.43
73    5/10/2011   343,041,000.00                -   1,427,336.43    73    5/10/2011   343,041,000.00               -   1,427,336.43
74    6/10/2011   343,041,000.00                -   1,427,336.43    74    6/10/2011   343,041,000.00               -   1,427,336.43
75    7/10/2011   343,041,000.00                -   1,427,336.43    75    7/10/2011   343,041,000.00               -   1,427,336.43
76    8/10/2011   343,041,000.00             0.00   1,427,336.43    76    8/10/2011   343,041,000.00               -   1,427,336.43
77    9/10/2011   343,041,000.00                -   1,427,336.43    77    9/10/2011   343,041,000.00               -   1,427,336.43
78   10/10/2011   343,041,000.00                -   1,427,336.43    78   10/10/2011   343,041,000.00               -   1,427,336.43
79   11/10/2011   343,041,000.00                -   1,427,336.43    79   11/10/2011   343,041,000.00               -   1,427,336.43
80   12/10/2011   343,041,000.00                -   1,427,336.43    80   12/10/2011   343,041,000.00               -   1,427,336.43
81    1/10/2012   343,041,000.00   126,233,829.99   1,427,336.43    81    1/10/2012   343,041,000.00   52,700,908.55   1,427,336.43
82    2/10/2012   216,807,170.01   116,641,644.38     902,098.50    82    2/10/2012   290,340,091.45   98,062,306.40   1,208,056.73
83    3/10/2012   100,165,525.63    63,898,628.90     416,772.06    83    3/10/2012   192,277,785.05   48,403,185.60     800,035.82
84    4/10/2012    36,266,896.73    36,266,896.73     150,900.51    84    4/10/2012   143,874,599.45   65,097,559.71     598,638.23
                               -                -              -    85    5/10/2012    78,777,039.74      124,545.59     327,778.13
                               -                -              -    86    6/10/2012    78,652,494.15      115,099.79     327,259.92
                               -                -              -    87    7/10/2012    78,537,394.36      125,600.90     326,781.01
                               -                -              -    88    8/10/2012    78,411,793.46      116,195.09     326,258.40
                               -                -              -    89    9/10/2012    78,295,598.37      116,723.98     325,774.94
                               -                -              -    90   10/10/2012    78,178,874.38               -     325,289.27
                               -                -              -    91   11/10/2012    78,178,874.38               -     325,289.27
                               -                -              -    92   12/10/2012    78,178,874.38               -     325,289.27
                               -                -              -    93    1/10/2013    78,178,874.38               -     325,289.27
                               -                -              -    94    2/10/2013    78,178,874.38               -     325,289.27
                               -                -              -    95    3/10/2013    78,178,874.38               -     325,289.27
                               -                -              -    96    4/10/2013    78,178,874.38               -     325,289.27
                               -                -              -    97    5/10/2013    78,178,874.38               -     325,289.27
                               -                -              -    98    6/10/2013    78,178,874.38               -     325,289.27
                               -                -              -    99    7/10/2013    78,178,874.38               -     325,289.27
                               -                -              -   100    8/10/2013    78,178,874.38               -     325,289.27
                               -                -              -   101    9/10/2013    78,178,874.38               -     325,289.27
                               -                -              -   102   10/10/2013    78,178,874.38               -     325,289.27
                               -                -              -   103   11/10/2013    78,178,874.38               -     325,289.27
                               -                -              -   104   12/10/2013    78,178,874.38               -     325,289.27
                               -                -              -   105    1/10/2014    78,178,874.38   22,181,282.33     325,289.27
                               -                -              -   106    2/10/2014    55,997,592.05   28,204,280.84     232,996.65
                               -                -              -   107    3/10/2014    27,793,311.21   14,628,472.24     115,643.34
                               -                -              -   108    4/10/2014    13,164,838.97    8,448,547.64      54,776.70
                               -                -              -   109    5/10/2014     4,716,291.34       13,838.79      19,623.70
                               -                -              -   110    6/10/2014     4,702,452.54       13,191.91      19,566.12
                               -                -              -   111    7/10/2014     4,689,260.63       13,961.61      19,511.23
                               -                -              -   112    8/10/2014     4,675,299.02       13,319.40      19,453.14
                               -                -              -   113    9/10/2014     4,661,979.62       13,381.96      19,397.72
                               -                -              -   114   10/10/2014     4,648,597.67    4,648,597.67      19,342.04
                               -                -              -                                   -               -              -
                               -                -              -                                   -               -              -
                               -                -              -                                   -               -              -
                               -                -              -                                   -               -              -
                                                                                                   -               -              -
                                                                                                   -               -              -


  Default Scenario-3 CDR, mth 24, 40% Loss, 6 mth Recovery
                                   343,041,000.00  110,971,111.64
Pd         Date      Beg Bal          Prin Pmt        Int Due
--   ----------   --------------   --------------   ------------
 1    5/10/2005   343,041,000.00                -   1,427,336.43
 2    6/10/2005   343,041,000.00                -   1,427,336.43
 3    7/10/2005   343,041,000.00                -   1,427,336.43
 4    8/10/2005   343,041,000.00                -   1,427,336.43
 5    9/10/2005   343,041,000.00                -   1,427,336.43
 6   10/10/2005   343,041,000.00                -   1,427,336.43
 7   11/10/2005   343,041,000.00                -   1,427,336.43
 8   12/10/2005   343,041,000.00                -   1,427,336.43
 9    1/10/2006   343,041,000.00                -   1,427,336.43
10    2/10/2006   343,041,000.00                -   1,427,336.43
11    3/10/2006   343,041,000.00                -   1,427,336.43
12    4/10/2006   343,041,000.00                -   1,427,336.43
13    5/10/2006   343,041,000.00                -   1,427,336.43
14    6/10/2006   343,041,000.00                -   1,427,336.43
15    7/10/2006   343,041,000.00                -   1,427,336.43
16    8/10/2006   343,041,000.00                -   1,427,336.43
17    9/10/2006   343,041,000.00                -   1,427,336.43
18   10/10/2006   343,041,000.00                -   1,427,336.43
19   11/10/2006   343,041,000.00                -   1,427,336.43
20   12/10/2006   343,041,000.00                -   1,427,336.43
21    1/10/2007   343,041,000.00                -   1,427,336.43
22    2/10/2007   343,041,000.00                -   1,427,336.43
23    3/10/2007   343,041,000.00                -   1,427,336.43
24    4/10/2007   343,041,000.00                -   1,427,336.43
25    5/10/2007   343,041,000.00                -   1,427,336.43
26    6/10/2007   343,041,000.00                -   1,427,336.43
27    7/10/2007   343,041,000.00                -   1,427,336.43
28    8/10/2007   343,041,000.00                -   1,427,336.43
29    9/10/2007   343,041,000.00                -   1,427,336.43
30   10/10/2007   343,041,000.00                -   1,427,336.43
31   11/10/2007   343,041,000.00                -   1,427,336.43
32   12/10/2007   343,041,000.00                -   1,427,336.43
33    1/10/2008   343,041,000.00                -   1,427,336.43
34    2/10/2008   343,041,000.00                -   1,427,336.43
35    3/10/2008   343,041,000.00                -   1,427,336.43
36    4/10/2008   343,041,000.00                -   1,427,336.43
37    5/10/2008   343,041,000.00                -   1,427,336.43
38    6/10/2008   343,041,000.00                -   1,427,336.43
39    7/10/2008   343,041,000.00                -   1,427,336.43
40    8/10/2008   343,041,000.00                -   1,427,336.43
41    9/10/2008   343,041,000.00                -   1,427,336.43
42   10/10/2008   343,041,000.00                -   1,427,336.43
43   11/10/2008   343,041,000.00                -   1,427,336.43
44   12/10/2008   343,041,000.00                -   1,427,336.43
45    1/10/2009   343,041,000.00                -   1,427,336.43
46    2/10/2009   343,041,000.00                -   1,427,336.43
47    3/10/2009   343,041,000.00                -   1,427,336.43
48    4/10/2009   343,041,000.00                -   1,427,336.43
49    5/10/2009   343,041,000.00                -   1,427,336.43
50    6/10/2009   343,041,000.00                -   1,427,336.43
51    7/10/2009   343,041,000.00                -   1,427,336.43
52    8/10/2009   343,041,000.00                -   1,427,336.43
53    9/10/2009   343,041,000.00                -   1,427,336.43
54   10/10/2009   343,041,000.00                -   1,427,336.43
55   11/10/2009   343,041,000.00                -   1,427,336.43
56   12/10/2009   343,041,000.00                -   1,427,336.43
57    1/10/2010   343,041,000.00                -   1,427,336.43
58    2/10/2010   343,041,000.00                -   1,427,336.43
59    3/10/2010   343,041,000.00                -   1,427,336.43
60    4/10/2010   343,041,000.00    46,814,994.02   1,427,336.43
61    5/10/2010   296,226,005.98     1,663,472.60   1,232,547.04
62    6/10/2010   294,562,533.38     1,665,468.62   1,225,625.61
63    7/10/2010   292,897,064.76     1,639,657.08   1,218,695.87
64    8/10/2010   291,257,407.68     1,642,475.52   1,211,873.53
65    9/10/2010   289,614,932.15     1,631,109.19   1,205,039.46
66   10/10/2010   287,983,822.97     1,604,410.11   1,198,252.69
67   11/10/2010   286,379,412.86     1,608,340.32   1,191,577.01
68   12/10/2010   284,771,072.54     1,580,510.97   1,184,884.97
69    1/10/2011   283,190,561.57     1,585,167.56   1,178,308.73
70    2/10/2011   281,605,394.01     1,573,874.21   1,171,713.11
71    3/10/2011   280,031,519.81     1,509,291.87   1,165,164.48
72    4/10/2011   278,522,227.94     1,549,461.95   1,158,884.57
73    5/10/2011   276,972,765.99     1,519,667.18   1,152,437.52
74    6/10/2011   275,453,098.81     1,526,086.14   1,146,114.44
75    7/10/2011   273,927,012.67     1,495,520.72   1,139,764.65
76    8/10/2011   272,431,491.95     1,502,629.98   1,133,542.03
77    9/10/2011   270,928,861.96     1,491,032.96   1,127,289.84
78   10/10/2011   269,437,829.01     1,459,642.02   1,121,085.90
79   11/10/2011   267,978,186.99     1,467,770.92   1,115,012.57
80   12/10/2011   266,510,416.07     1,435,317.23   1,108,905.42
81    1/10/2012   265,075,098.84   112,266,317.00   1,102,933.31
82    2/10/2012   152,808,781.84   103,428,921.19     635,811.87
83    3/10/2012    49,379,860.65    49,379,860.65     205,461.37
                               -                -              -
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                               -                -              -

                          Price/Yield Table - Class A-2

Security ID:                BACM 2005-1                                                Initial Balance:           185,100,000
Settlement Date:                 04/12/05                                              Initial Pass-Through Rate:      4.699%
Accrual Start Date:              04/01/05
First Pay Date:                  05/10/05

Prepayment (CPR)                Scenario 1          Scenario 2          Scenario 3         Scenario 4          Scenario 5

During YM                          0.00%               0.00%              0.00%               0.00%              0.00%
During Penalty                     0.00%              25.00%              50.00%             75.00%             100.00%
During Open                        0.00%              25.00%              50.00%             75.00%             100.00%


                                Scenario 1          Scenario 2          Scenario 3         Scenario 4          Scenario 5
       100.00000000                4.70                4.70                4.70               4.70                4.69
       100.06250000                4.67                4.67                4.67               4.67                4.67
       100.12500000                4.65                4.65                4.65               4.65                4.64
       100.18750000                4.62                4.62                4.62               4.62                4.61
       100.25000000                4.60                4.60                4.60               4.60                4.59
       100.31250000                4.58                4.57                4.57               4.57                4.56
       100.37500000                4.55                4.55                4.55               4.55                4.53
       100.43750000                4.53                4.53                4.52               4.52                4.51
       100.50000000                4.50                4.50                4.50               4.50                4.48
       100.56250000                4.48                4.48                4.47               4.47                4.45
       100.62500000                4.45                4.45                4.45               4.45                4.42
       100.68750000                4.43                4.43                4.42               4.42                4.40
       100.75000000                4.40                4.40                4.40               4.40                4.37
       100.81250000                4.38                4.38                4.38               4.37                4.34
       100.87500000                4.35                4.35                4.35               4.35                4.32
       100.93750000                4.33                4.33                4.33               4.32                4.29
       101.00000000                4.30                4.30                4.30               4.30                4.26
WAL (yrs)                          2.74                2.74                2.72               2.70                2.50
Mod Dur                            2.52                2.52                2.50               2.48                2.31
First Prin Pay                   1/10/2008          10/10/2007          10/10/2007         10/10/2007          10/10/2007
Maturity                         1/10/2008           1/10/2008          1/10/2008           1/10/2008          1/10/2008
Yield Spread                        55                  55                  55                 55                  57

        Assumptions                                                                    Treasury Curve as of
1% Cleanup Call is Not Exercised                                                           Term (Yrs)         Yield (BEY%)
Initial Balance is as of April 2005                                                           1/12               3.696%
Prepay Rates are a Constant % of CPR                                                           1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                    1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                        2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-  3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                             5                4.164%
No Extensions on any Mortgage Loan                                                             10                4.506%
No Delinquencies on any Mortgage Loan                                                          30                4.813%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-3

Security ID:                   BACM 2005-1                                               Initial Balance:           555,000,000
Settlement Date:                    04/12/05                                             Initial Pass-Through Rate:      4.778%
Accrual Start Date:                 04/01/05
First Pay Date:                     05/10/05

Prepayment (CPR)                   Scenario 1          Scenario 2         Scenario 3
During YM                             0.00%              0.00%              0.00%
During Penalty                        0.00%              0.00%              0.00%
During Open                           0.00%              0.00%              0.00%

Extension (Lane Furniture, Davis
Building and Mykawa)               Scenario 1          Scenario 2         Scenario 3

Extension %                           0.00%              20.00%            100.00%
Extension Months                      0.00%                24                 24

Extension (Rest of the Pool)       Scenario 1          Scenario 2         Scenario 3

Extension %                           0.00%              20.00%             0.00%
Extension Months                      0.00%                24                 0


                                   Scenario 1          Scenario 2         Scenario 3
         100.00000000                 4.80                4.80               4.80
         100.06250000                 4.78                4.79               4.78
         100.12500000                 4.77                4.77               4.77
         100.18750000                 4.75                4.76               4.75
         100.25000000                 4.74                4.74               4.74
         100.31250000                 4.72                4.73               4.73
         100.37500000                 4.71                4.72               4.71
         100.43750000                 4.69                4.70               4.70
         100.50000000                 4.68                4.69               4.68
         100.56250000                 4.66                4.67               4.67
         100.62500000                 4.65                4.66               4.65
         100.68750000                 4.63                4.65               4.64
         100.75000000                 4.62                4.63               4.62
         100.81250000                 4.60                4.62               4.61
         100.87500000                 4.59                4.60               4.60
         100.93750000                 4.58                4.59               4.58
         101.00000000                 4.56                4.58               4.57
WAL (yrs)                             4.79                5.17               4.92
Mod Dur                               4.19                4.48               4.29
First Prin Pay                     10/10/2009          11/10/2009         10/10/2009
Maturity                           04/10/2010          01/10/2012         01/10/2012
Yield Spread                           54                  51                 53

         Assumptions                                                                              Treasury Curve as of
1% Cleanup Call is Not Exercised                                                             Term (Yrs)         Yield (BEY%)
Initial Balance is as of April 2005                                                             1/12               3.696%
Prepay Rates are a Constant % of CPR                                                             1/4               3.696%
100% of All Prepayment Premiums are assumed to be collected                                      1/2               3.696%
Prepayment Premiums are allocated to one or more classes                                          2                3.696%
of the offered certificates as described under "Description of the Certificates-Distributions-    3                3.893%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                               5                4.164%
No Extensions on any Mortgage Loan                                                               10                4.506%
No Delinquencies on any Mortgage Loan                                                            30                4.813%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be
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securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its
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into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold
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material is furnished solely by the Underwriter and not by the issuer of the
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participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not
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"Statement Regarding Assumptions and Other Information", please refer to this
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predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your
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to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any
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any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current
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analysis, which are likely to produce different results, and any further
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supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (C) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the
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take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical
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General Information: The data underlying the Information has been obtained from
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form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                    Base Case (0 cpr, 0 cdr)                           0 cpy, 1 cdr, 35% sev, 24 mth lag
                   PRINCIPAL       INTEREST       CASHFLOW         BALANCE         PRINCIPAL       INTEREST       CASHFLOW
--------------   --------------   ----------   --------------   --------------   --------------   ----------   --------------
     10-Apr-05             0.00         0.00             0.00   185,100,000.00             0.00         0.00             0.00
     10-May-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jun-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jul-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Aug-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Sep-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Oct-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Nov-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Dec-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jan-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Feb-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Mar-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Apr-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-May-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jun-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jul-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Aug-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Sep-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Oct-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Nov-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Dec-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jan-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Feb-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Mar-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Apr-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-May-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jun-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jul-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Aug-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Sep-07             0.00   724,203.75       724,203.75   185,100,000.00     1,150,359.36   724,203.75     1,874,563.11
     10-Oct-07             0.00   724,203.75       724,203.75   185,100,000.00     2,877,291.62   719,702.97     3,596,994.59
     10-Nov-07             0.00   724,203.75       724,203.75   185,100,000.00     2,705,057.27   708,445.57     3,413,502.84
     10-Dec-07             0.00   724,203.75       724,203.75   185,100,000.00     2,884,308.63   697,862.03     3,582,170.65
     10-Jan-08   185,100,000.00   724,203.75   185,824,203.75             0.00   175,482,983.12   686,577.17   176,169,560.30
     10-Feb-08             0.00         0.00             0.00             0.00             0.00         0.00             0.00
                                              O cpy, 2 cdr, 35% sev, 24 mth lag
                    BALANCE         PRINCIPAL       INTEREST       CASHFLOW         BALANCE         PRINCIPAL       INTEREST
--------------   --------------   --------------   ----------   --------------   --------------   --------------   ----------
  10-Apr-05      185,100,000.00             0.00         0.00             0.00   185,100,000.00             0.00         0.00
  10-May-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jun-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jul-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Aug-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Sep-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Oct-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Nov-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Dec-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jan-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Feb-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Mar-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Apr-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-May-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jun-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jul-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Aug-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Sep-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Oct-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Nov-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Dec-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jan-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Feb-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Mar-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Apr-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-May-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jun-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jul-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00     2,730,531.46   724,203.75
  10-Aug-07      185,100,000.00     3,072,352.89   724,203.75     3,796,556.64   182,027,647.11     4,992,661.60   713,520.55
  10-Sep-07      183,949,640.64     3,839,067.64   712,183.17     4,551,250.81   178,188,579.47     4,983,678.51   693,986.76
  10-Oct-07      181,072,349.02     4,012,900.44   697,162.82     4,710,063.26   174,175,679.04     5,149,388.17   674,488.11
  10-Nov-07      178,367,291.75     3,836,190.01   681,462.34     4,517,652.36   170,339,489.02     4,966,244.73   654,341.13
  10-Dec-07      175,482,983.12     4,009,003.60   666,453.25     4,675,456.85   166,330,485.42     5,130,670.78   634,910.70
  10-Jan-08                0.00   166,330,485.42   650,768.02   166,981,253.44             0.00   157,146,824.76   614,836.95
  10-Feb-08                0.00             0.00         0.00             0.00             0.00             0.00         0.00
     0 cpy, 3 cdr, 35% sev, 24 mth lag                           0 cpy, 4 cdr, 35% sev, 24 mth lag
                    CASHFLOW         BALANCE         PRINCIPAL       INTEREST       CASHFLOW         BALANCE         PRINCIPAL
--------------   --------------   --------------   --------------   ----------   --------------   --------------   --------------
10-Apr-05                  0.00   185,100,000.00             0.00         0.00             0.00   185,100,000.00             0.00
10-May-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jun-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jul-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Aug-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Sep-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Oct-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Nov-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Dec-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jan-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Feb-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Mar-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Apr-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-May-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jun-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jul-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Aug-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Sep-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Oct-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Nov-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Dec-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jan-07            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Feb-07            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Mar-07            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Apr-07            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-May-07            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jun-07            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00     2,294,034.81
10-Jul-07          3,454,735.21   182,369,468.54     6,256,680.31   724,203.75     6,980,884.06   178,843,319.69     7,516,449.88
10-Aug-07          5,706,182.14   177,376,806.94     6,149,425.64   699,724.49     6,849,150.13   172,693,894.05     7,311,165.62
10-Sep-07          5,677,665.26   172,393,128.43     6,131,169.55   675,664.86     6,806,834.41   166,562,724.50     7,281,560.21
10-Oct-07          5,823,876.28   167,243,740.27     6,286,738.54   651,676.66     6,938,415.20   160,275,985.96     7,424,934.36
10-Nov-07          5,620,585.86   162,277,495.54     6,095,175.00   627,079.80     6,722,254.79   154,180,810.97     7,222,932.75
10-Dec-07          5,765,581.49   157,146,824.76     6,249,238.79   603,232.42     6,852,471.22   147,931,572.18     7,364,634.07
10-Jan-08        157,761,661.71             0.00   147,931,572.18   578,782.28   148,510,354.45             0.00   138,684,288.28
10-Feb-08                  0.00             0.00             0.00         0.00             0.00             0.00             0.00
                     0 cpy, 5 cdr, 35% sev, 24 mth lag                        0 cpy, 10 cdr, 35% sev, 24 mth lag
                  INTEREST       CASHFLOW         BALANCE         PRINCIPAL      INTEREST      CASHFLOW         BALANCE
--------------   ----------   --------------   --------------   -------------   ----------   -------------   --------------
10-Apr-05              0.00             0.00   185,100,000.00            0.00         0.00            0.00   185,100,000.00
10-May-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Jun-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Jul-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Aug-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Sep-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Oct-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Nov-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Dec-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Jan-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Feb-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Mar-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Apr-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-May-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Jun-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Jul-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Aug-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Sep-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Oct-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Nov-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Dec-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Jan-07        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Feb-07        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Mar-07        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Apr-07        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-May-07        724,203.75       724,203.75   185,100,000.00    1,083,573.40   724,203.75    1,807,777.15   184,016,426.60
10-Jun-07        724,203.75     3,018,238.56   182,805,965.19   13,438,509.98   719,964.27   14,158,474.25   170,577,916.62
10-Jul-07        715,228.34     8,231,678.22   175,289,515.30   13,490,696.63   667,386.10   14,158,082.73   157,087,219.99
10-Aug-07        685,820.23     7,996,985.85   167,978,349.68   13,196,757.80   614,603.75   13,811,361.55   143,890,462.19
10-Sep-07        657,215.29     7,938,775.51   160,696,789.47   13,077,690.51   562,971.43   13,640,661.94   130,812,771.68
10-Oct-07        628,726.19     8,053,660.55   153,271,855.10   13,127,923.05   511,804.97   13,639,728.02   117,684,848.63
10-Nov-07        599,676.13     7,822,608.88   146,048,922.35   12,842,326.14   460,441.97   13,302,768.11   104,842,522.49
10-Dec-07        571,416.41     7,936,050.48   138,684,288.28   12,891,281.12   410,196.37   13,301,477.49    91,951,241.37
10-Jan-08        542,602.28   139,226,890.56             0.00   91,951,241.37   359,759.23   92,311,000.61             0.00
10-Feb-08              0.00             0.00             0.00            0.00         0.00            0.00             0.00

                                 Base Case (0 cpr, 0 cdr)                            O cpy, 1 cdr, 35% sev, 24 mth lag
              PRINCIPAL        INTEREST        CASHFLOW         BALANCE         PRINCIPAL        INTEREST        CASHFLOW
---------   --------------   ------------   --------------   --------------   --------------   ------------   --------------
10-Apr-05             0.00           0.00             0.00   555,000,000.00             0.00           0.00             0.00
10-May-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jun-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jul-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Aug-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Sep-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Oct-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Nov-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Dec-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jan-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Feb-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Mar-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Apr-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-May-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jun-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jul-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Aug-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Sep-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Oct-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Nov-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Dec-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jan-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Feb-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Mar-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Apr-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-May-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jun-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jul-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Aug-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Sep-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Oct-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Nov-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Dec-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jan-08             0.20   2,277,812.50     2,277,812.70   554,999,999.80     9,269,601.28   2,277,812.50    11,547,413.78
10-Feb-08             0.01   2,277,812.50     2,277,812.51   554,999,999.79     1,016,205.68   2,239,768.51     3,255,974.19
10-Mar-08             0.01   2,277,812.50     2,277,812.51   554,999,999.78     1,009,998.78   2,235,597.83     3,245,596.61
10-Apr-08             0.01   2,277,812.50     2,277,812.51   554,999,999.77     1,009,887.58   2,231,452.63     3,241,340.21
10-May-08             0.01   2,277,812.50     2,277,812.51   554,999,999.75     1,004,584.70   2,227,307.88     3,231,892.58
10-Jun-08             0.01   2,277,812.50     2,277,812.50   554,999,999.75     1,003,290.77   2,223,184.90     3,226,475.68
10-Jul-08             0.01   2,277,812.50     2,277,812.51   554,999,999.73       998,170.62   2,219,067.23     3,217,237.85
10-Aug-08             0.01   2,277,812.50     2,277,812.51   554,999,999.73       996,550.15   2,214,970.57     3,211,520.72
10-Sep-08             0.01   2,277,812.50     2,277,812.51   554,999,999.71       993,435.50   2,210,880.56     3,204,316.06
10-Oct-08             0.01   2,277,812.50     2,277,812.51   554,999,999.70       987,703.90   2,206,803.34     3,194,507.23
10-Nov-08             0.01   2,277,812.50     2,277,812.51   554,999,999.69       987,037.38   2,202,749.64     3,189,787.02
10-Dec-08             0.01   2,277,812.50     2,277,812.51   554,999,999.68       981,033.89   2,198,698.67     3,179,732.56
10-Jan-09             0.01   2,277,812.50     2,277,812.51   554,999,999.67       980,664.29   2,194,672.34     3,175,336.64
10-Feb-09             0.01   2,277,812.50     2,277,812.51   554,999,999.65       976,502.52   2,190,647.53     3,167,150.05
10-Mar-09             0.01   2,277,812.50     2,277,812.51   554,999,999.65       962,978.52   2,186,639.80     3,149,618.32
10-Apr-09             0.01   2,277,812.50     2,277,812.51   554,999,999.63       969,676.37   2,182,687.58     3,152,363.95
10-May-09             0.00   2,277,812.50     2,277,812.50   554,999,999.63       962,746.94   2,178,707.87     3,141,454.81
10-Jun-09             0.01   2,277,812.50     2,277,812.51   554,999,999.61       963,131.06   2,174,756.59     3,137,887.65
10-Jul-09             0.01   2,277,812.50     2,277,812.51   554,999,999.60       955,904.56   2,170,803.74     3,126,708.30
10-Aug-09             0.01   2,277,812.50     2,277,812.51   554,999,999.59       956,542.11   2,166,880.55     3,123,422.66
10-Sep-09             0.01   2,277,812.50     2,277,812.51   554,999,999.57       953,286.25   2,162,954.74     3,116,240.99
10-Oct-09    25,176,928.77   2,277,812.50    27,454,741.27   529,823,070.80    25,537,009.29   2,159,042.30    27,696,051.59
10-Nov-09    19,168,657.51   2,174,482.19    21,343,139.70   510,654,413.29    19,647,755.17   2,054,234.15    21,701,989.33
10-Dec-09    83,053,022.88   2,095,810.82    85,148,833.70   427,601,390.41    81,815,850.38   1,973,596.49    83,789,446.87
10-Jan-10   232,133,266.41   1,754,947.37   233,888,213.78   195,468,124.00   226,719,265.04   1,637,810.61   228,357,075.64
10-Feb-10    42,195,348.26     802,233.76    42,997,582.02   153,272,775.75    41,801,059.12     707,316.96    42,508,376.08
10-Mar-10     1,945,253.98     629,057.02     2,574,311.00   151,327,521.76     2,656,009.57     535,758.44     3,191,768.01
10-Apr-10   151,327,521.76     621,073.37   151,948,595.13             0.00   127,884,118.58     524,857.74   128,408,976.32
10-May-10             0.00           0.00             0.00             0.00             0.00           0.00             0.00
                                             O cpy, 2 cdr, 35% sev, 24 mth lag
               BALANCE         PRINCIPAL        INTEREST        CASHFLOW         BALANCE         PRINCIPAL        INTEREST
---------   --------------   --------------   ------------   --------------   --------------   --------------   ------------
10-Apr-05   555,000,000.00             0.00           0.00             0.00   555,000,000.00             0.00           0.00
10-May-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jun-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jul-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Aug-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Sep-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Oct-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Nov-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Dec-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jan-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Feb-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Mar-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Apr-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-May-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jun-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jul-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Aug-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Sep-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Oct-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Nov-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Dec-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jan-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Feb-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Mar-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Apr-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-May-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jun-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jul-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Aug-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Sep-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Oct-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Nov-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Dec-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jan-08   545,730,398.72    18,562,619.47   2,277,812.50    20,840,431.97   536,437,380.53    27,879,353.73   2,277,812.50
10-Feb-08   544,714,193.05     2,026,296.43   2,201,628.42     4,227,924.85   534,411,084.10     3,030,179.31   2,163,390.99
10-Mar-08   543,704,194.27     2,012,169.31   2,193,312.16     4,205,481.47   532,398,914.79     3,006,410.19   2,150,954.62
10-Apr-08   542,694,306.69     2,010,250.51   2,185,053.88     4,195,304.39   530,388,664.27     3,000,983.47   2,138,615.82
10-May-08   541,689,721.99     1,997,955.69   2,176,803.48     4,174,759.17   528,390,708.58     2,980,008.14   2,126,299.28
10-Jun-08   540,686,431.21     1,993,687.10   2,168,603.53     4,162,290.63   526,397,021.49     2,971,088.99   2,114,068.83
10-Jul-08   539,688,260.60     1,981,781.17   2,160,421.11     4,142,202.28   524,415,240.31     2,950,740.95   2,101,874.99
10-Aug-08   538,691,710.45     1,976,877.37   2,152,287.55     4,129,164.92   522,438,362.95     2,940,904.45   2,089,764.65
10-Sep-08   537,698,274.95     1,968,997.80   2,144,174.11     4,113,171.92   520,469,365.14     2,926,627.52   2,077,694.69
10-Oct-08   536,710,571.05     1,955,907.27   2,136,093.02     4,092,000.29   518,513,457.87     2,904,572.83   2,065,683.32
10-Nov-08   535,723,533.67     1,952,933.07   2,128,065.65     4,080,998.72   516,560,524.81     2,897,675.92   2,053,762.47
10-Dec-08   534,742,499.78     1,939,324.14   2,120,050.49     4,059,374.63   514,621,200.67     2,874,890.05   2,041,869.93
10-Jan-09   533,761,835.48     1,936,956.76   2,112,091.18     4,049,047.94   512,684,243.90     2,868,931.12   2,030,070.90
10-Feb-09   532,785,332.96     1,927,039.73   2,104,141.58     4,031,181.31   510,757,204.17     2,851,703.92   2,018,296.33
10-Mar-09   531,822,354.45     1,898,496.68   2,096,232.69     3,994,729.38   508,858,707.49     2,806,689.43   2,006,592.46
10-Apr-09   530,852,678.08     1,910,227.12   2,088,440.95     3,998,668.07   506,948,480.37     2,821,833.62   1,995,073.34
10-May-09   529,889,931.14     1,894,838.03   2,080,601.05     3,975,439.08   505,053,642.34     2,796,505.09   1,983,492.06
10-Jun-09   528,926,800.08     1,894,008.12   2,072,824.32     3,966,832.45   503,159,634.22     2,792,917.46   1,972,014.74
10-Jul-09   527,970,895.52     1,878,054.17   2,065,051.00     3,943,105.17   501,281,580.05     2,766,793.26   1,960,552.14
10-Aug-09   527,014,353.41     1,877,741.82   2,057,343.15     3,935,084.97   499,403,838.23     2,764,005.74   1,949,196.76
10-Sep-09   526,061,067.16     1,869,699.05   2,049,636.59     3,919,335.64   497,534,139.17     2,749,710.94   1,937,852.82
10-Oct-09   500,524,057.87    25,867,566.41   2,041,963.03    27,909,529.44   471,666,572.76    26,169,097.39   1,926,567.55
10-Nov-09   480,876,302.69    20,094,680.87   1,935,798.23    22,030,479.09   451,571,891.89    20,509,999.68   1,819,165.21
10-Dec-09   399,060,452.31    80,574,240.13   1,853,326.31    82,427,566.44   370,997,651.76    79,328,626.24   1,734,988.75
10-Jan-10   172,341,187.27   221,375,444.62   1,522,636.20   222,898,080.81   149,622,207.15   216,101,691.09   1,409,410.85
10-Feb-10   130,540,128.15    41,391,980.00     614,074.48    42,006,054.47   108,230,227.15    40,968,627.28     522,493.49
10-Mar-10   127,884,118.58     3,331,116.06     444,194.89     3,775,310.95   104,899,111.08     3,971,313.89     354,351.42
10-Apr-10             0.00   104,899,111.08     430,523.44   105,329,634.52             0.00    82,368,118.29     338,052.49
10-May-10             0.00             0.00           0.00             0.00             0.00             0.00           0.00
     O cpy, 3 cdr, 35% sev, 24 mth lag                      O cpy, 4 cdr, 35% sev, 24 mth lag
               CASHFLOW         BALANCE         PRINCIPAL        INTEREST        CASHFLOW         BALANCE         PRINCIPAL
---------   --------------   --------------   --------------   ------------   --------------   --------------   --------------
10-Apr-05             0.00   555,000,000.00             0.00           0.00             0.00   555,000,000.00             0.00
10-May-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jun-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jul-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Aug-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Sep-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Oct-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Nov-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Dec-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jan-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Feb-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Mar-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Apr-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-May-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jun-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jul-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Aug-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Sep-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Oct-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Nov-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Dec-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jan-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Feb-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Mar-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Apr-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-May-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jun-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jul-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Aug-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Sep-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Oct-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Nov-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Dec-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jan-08    30,157,166.23   527,120,646.27    37,220,109.95   2,277,812.50    39,497,922.45   517,779,890.05    46,585,201.18
10-Feb-08     5,193,570.30   524,090,466.96     4,027,759.02   2,125,054.97     6,152,813.99   513,752,131.03     5,018,937.84
10-Mar-08     5,157,364.81   521,084,056.77     3,992,617.62   2,108,524.37     6,101,142.00   509,759,513.41     4,970,685.39
10-Apr-08     5,139,599.28   518,083,073.30     3,981,978.85   2,092,138.00     6,074,116.85   505,777,534.56     4,953,126.71
10-May-08     5,106,307.42   515,103,065.16     3,950,635.12   2,075,795.30     6,026,430.42   501,826,899.44     4,909,727.59
10-Jun-08     5,085,157.82   512,131,976.17     3,935,394.68   2,059,581.23     5,994,975.91   497,891,504.76     4,886,500.53
10-Jul-08     5,052,615.94   509,181,235.22     3,904,957.77   2,043,429.72     5,948,387.49   493,986,546.98     4,844,337.97
10-Aug-08     5,030,669.11   506,240,330.76     3,888,553.13   2,027,403.12     5,915,956.25   490,097,993.85     4,819,744.02
10-Sep-08     5,004,322.21   503,313,703.24     3,866,264.60   2,011,443.85     5,877,708.45   486,231,729.25     4,787,848.33
10-Oct-08     4,970,256.15   500,409,130.41     3,833,663.07   1,995,576.06     5,829,239.12   482,398,066.19     4,743,140.28
10-Nov-08     4,951,438.39   497,511,454.49     3,821,255.04   1,979,842.06     5,801,097.11   478,576,811.14     4,723,659.79
10-Dec-08     4,916,759.97   494,636,564.45     3,787,751.58   1,964,159.00     5,751,910.58   474,789,059.56     4,677,929.42
10-Jan-09     4,899,002.02   491,767,633.33     3,776,642.16   1,948,613.43     5,725,255.59   471,012,417.40     4,660,145.79
10-Feb-09     4,870,000.25   488,915,929.41     3,750,588.83   1,933,113.46     5,683,702.29   467,261,828.57     4,623,789.67
10-Mar-09     4,813,281.89   486,109,239.97     3,687,693.46   1,917,720.42     5,605,413.89   463,574,135.11     4,541,647.29
10-Apr-09     4,816,906.96   483,287,406.35     3,704,679.24   1,902,585.51     5,607,264.75   459,869,455.87     4,558,949.40
10-May-09     4,779,997.16   480,490,901.26     3,667,982.14   1,887,380.89     5,555,363.03   456,201,473.73     4,509,505.39
10-Jun-09     4,764,932.20   477,697,983.80     3,660,147.57   1,872,326.88     5,532,474.45   452,541,326.17     4,495,989.21
10-Jul-09     4,727,345.40   474,931,190.54     3,622,468.43   1,857,305.03     5,479,773.46   448,918,857.74     4,445,428.53
10-Aug-09     4,713,202.50   472,167,184.80     3,615,742.53   1,842,437.81     5,458,180.34   445,303,115.21     4,433,362.89
10-Sep-09     4,687,563.76   469,417,473.86     3,593,796.15   1,827,598.20     5,421,394.36   441,709,319.06     4,402,430.70
10-Oct-09    28,095,664.94   443,248,376.47    26,442,100.52   1,812,848.66    28,254,949.19   415,267,218.53    26,687,075.19
10-Nov-09    22,329,164.90   422,738,376.79    20,894,277.18   1,704,325.88    22,598,603.06   394,372,941.35    21,248,079.41
10-Dec-09    81,063,614.99   343,409,750.55    78,079,441.87   1,618,572.28    79,698,014.15   316,293,499.48    76,827,119.23
10-Jan-10   217,511,101.94   127,308,059.46   210,897,887.26   1,298,121.24   212,196,008.50   105,395,612.22   205,763,912.72
10-Feb-10    41,491,120.77    86,339,432.18    40,531,515.20     432,561.16    40,964,076.36    64,864,097.01    40,081,155.85
10-Mar-10     4,325,665.31    82,368,118.29     4,577,340.61     266,213.06     4,843,553.67    60,286,756.41     5,149,930.84
10-Apr-10    82,706,170.77             0.00    60,286,756.41     247,426.90    60,534,183.30             0.00    38,650,638.83
10-May-10             0.00             0.00             0.00           0.00             0.00             0.00             0.00
                O cpy, 5 cdr, 35% sev, 24 mth lag                           O cpy, 10 cdr, 35% sev, 24 mth lag
              INTEREST        CASHFLOW         BALANCE         PRINCIPAL        INTEREST        CASHFLOW         BALANCE
---------   ------------   --------------   --------------   --------------   ------------   --------------   --------------
10-Apr-05           0.00             0.00   555,000,000.00             0.00           0.00             0.00   555,000,000.00
10-May-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jun-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jul-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Aug-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Sep-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Oct-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Nov-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Dec-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jan-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Feb-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Mar-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Apr-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-May-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jun-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jul-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Aug-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Sep-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Oct-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Nov-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Dec-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jan-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Feb-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Mar-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Apr-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-May-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jun-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jul-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Aug-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Sep-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Oct-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Nov-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Dec-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jan-08   2,277,812.50    48,863,013.68   508,414,798.82    93,787,174.05   2,277,812.50    96,064,986.55   461,212,825.95
10-Feb-08   2,086,619.07     7,105,556.91   503,395,860.97     9,875,217.62   1,892,894.31    11,768,111.93   451,337,608.33
10-Mar-08   2,066,020.51     7,036,705.91   498,425,175.58     9,735,029.91   1,852,364.77    11,587,394.68   441,602,578.41
10-Apr-08   2,045,619.99     6,998,746.70   493,472,048.87     9,657,132.13   1,812,410.58    11,469,542.71   431,945,446.28
10-May-08   2,025,291.53     6,935,019.13   488,562,321.28     9,528,197.44   1,772,776.10    11,300,973.55   422,417,248.84
10-Jun-08   2,005,141.19     6,891,641.72   483,675,820.75     9,440,268.95   1,733,670.79    11,173,939.74   412,976,979.89
10-Jul-08   1,985,086.18     6,829,424.15   478,831,482.78     9,315,301.01   1,694,926.35    11,010,227.36   403,661,678.89
10-Aug-08   1,965,204.21     6,784,948.23   474,011,738.76     9,225,973.83   1,656,694.81    10,882,668.64   394,435,705.06
10-Sep-08   1,945,423.18     6,733,271.51   469,223,890.42     9,122,794.56   1,618,829.87    10,741,624.43   385,312,910.50
10-Oct-08   1,925,773.05     6,668,913.33   464,480,750.15     8,994,997.34   1,581,388.40    10,576,385.75   376,317,913.15
10-Nov-08   1,906,306.41     6,629,966.20   459,757,090.35     8,917,714.93   1,544,471.44    10,462,186.36   367,400,198.23
10-Dec-08   1,886,919.72     6,564,849.15   455,079,160.93     8,789,338.99   1,507,871.65    10,297,210.64   358,610,859.23
10-Jan-09   1,867,720.72     6,527,866.51   450,419,015.14     8,716,592.15   1,471,798.73    10,188,390.88   349,894,267.09
10-Feb-09   1,848,594.71     6,472,384.37   445,795,225.48     8,607,975.26   1,436,024.39    10,043,999.64   341,286,291.83
10-Mar-09   1,829,617.90     6,371,265.19   441,253,578.19     8,410,643.75   1,400,695.82     9,811,339.57   332,875,648.08
10-Apr-09   1,810,978.23     6,369,927.63   436,694,628.79     8,408,308.39   1,366,177.14     9,774,485.53   324,467,339.69
10-May-09   1,792,267.54     6,301,772.93   432,185,123.40     8,276,243.83   1,331,668.04     9,607,911.87   316,191,095.86
10-Jun-09   1,773,759.78     6,269,748.99   427,689,134.18     8,214,713.31   1,297,700.96     9,512,414.26   307,976,382.56
10-Jul-09   1,755,307.49     6,200,736.02   423,243,705.65     8,081,873.94   1,263,986.40     9,345,860.35   299,894,508.62
10-Aug-09   1,737,062.71     6,170,425.60   418,810,342.76     8,024,241.68   1,230,817.05     9,255,058.73   291,870,266.93
10-Sep-09   1,718,867.45     6,121,298.15   414,407,912.06     7,930,629.13   1,197,884.22     9,128,513.35   283,939,637.80
10-Oct-09   1,700,799.14    28,387,874.33   387,720,836.87    27,509,074.53   1,165,335.60    28,674,410.12   256,430,563.27
10-Nov-09   1,591,270.93    22,839,350.34   366,472,757.47    22,579,805.71   1,052,433.77    23,632,239.48   233,850,757.56
10-Dec-09   1,504,065.28    78,331,184.50   289,645,638.24    70,533,488.00     959,762.48    71,493,250.48   163,317,269.57
10-Jan-10   1,188,753.97   206,952,666.70    83,881,725.52   163,317,269.57     670,281.29   163,987,550.86             0.00
10-Feb-10     344,264.58    40,425,420.43    43,800,569.67             0.00           0.00             0.00             0.00
10-Mar-10     179,764.84     5,329,695.68    38,650,638.83             0.00           0.00             0.00             0.00
10-Apr-10     158,628.66    38,809,267.49             0.00             0.00           0.00             0.00             0.00
10-May-10           0.00             0.00             0.00             0.00           0.00             0.00             0.00

BACM 2005-1                                           Banc of America Securities
A-4

Period   Payment Date    Beg Balance     Principal Payment   Interest Due   Interest Payment
------   ------------   --------------   -----------------   ------------   ----------------
     1     05/10/2005   343,141,000.00                0.00   1,395,565.86       1,395,565.86
     2     06/10/2005   343,141,000.00                0.00   1,439,468.28       1,439,468.28
     3     07/10/2005   343,141,000.00                0.00   1,395,587.90       1,395,587.90
     4     08/10/2005   343,141,000.00                0.00   1,439,487.52       1,439,487.52
     5     09/10/2005   343,141,000.00                0.00   1,439,497.88       1,439,497.88
     6     10/10/2005   343,141,000.00                0.00   1,395,621.56       1,395,621.56
     7     11/10/2005   343,141,000.00                0.00   1,439,517.03       1,439,517.03
     8     12/10/2005   343,141,000.00                0.00   1,395,643.53       1,395,643.53
     9     01/10/2006   343,141,000.00                0.00   1,395,653.86       1,395,653.86
    10     02/10/2006   343,141,000.00                0.00   1,395,665.47       1,395,665.47
    11     03/10/2006   343,141,000.00                0.00   1,396,885.83       1,396,885.83
    12     04/10/2006   343,141,000.00                0.00   1,440,828.75       1,440,828.75
    13     05/10/2006   343,141,000.00                0.00   1,396,921.67       1,396,921.67
    14     06/10/2006   343,141,000.00                0.00   1,440,846.68       1,440,846.68
    15     07/10/2006   343,141,000.00                0.00   1,396,942.69       1,396,942.69
    16     08/10/2006   343,141,000.00                0.00   1,440,864.51       1,440,864.51
    17     09/10/2006   343,141,000.00                0.00   1,440,874.21       1,440,874.21
    18     10/10/2006   343,141,000.00                0.00   1,396,974.81       1,396,974.81
    19     11/10/2006   343,141,000.00                0.00   1,440,891.92       1,440,891.92
    20     12/10/2006   343,141,000.00                0.00   1,396,990.20       1,396,990.20
    21     01/10/2007   343,141,000.00                0.00   1,396,992.93       1,396,992.93
    22     02/10/2007   343,141,000.00                0.00   1,396,994.17       1,396,994.17
    23     03/10/2007   343,141,000.00                0.00   1,397,081.80       1,397,081.80
    24     04/10/2007   343,141,000.00                0.00   1,440,879.25       1,440,879.25
    25     05/10/2007   343,141,000.00                0.00   1,396,979.64       1,396,979.64
    26     06/10/2007   343,141,000.00                0.00   1,440,858.98       1,440,858.98
    27     07/10/2007   343,141,000.00                0.00   1,396,964.87       1,396,964.87
    28     08/10/2007   343,141,000.00                0.00   1,440,837.49       1,440,837.49
    29     09/10/2007   343,141,000.00                0.00   1,440,828.75       1,440,828.75
    30     10/10/2007   343,141,000.00                0.00   1,396,943.79       1,396,943.79
    31     11/10/2007   343,141,000.00                0.00   1,440,806.40       1,440,806.40
    32     12/10/2007   343,141,000.00                0.00   1,396,927.79       1,396,927.79
    33     01/10/2008   343,141,000.00                0.00   1,440,783.46       1,440,783.46
    34     02/10/2008   343,141,000.00                0.00   1,429,977.78       1,429,977.78
    35     03/10/2008   343,141,000.00                0.00   1,429,973.21       1,429,973.21
    36     04/10/2008   343,141,000.00                0.00   1,474,504.16       1,474,504.16
    37     05/10/2008   343,141,000.00                0.00   1,429,844.12       1,429,844.12
    38     06/10/2008   343,141,000.00                0.00   1,474,408.07       1,474,408.07
    39     07/10/2008   343,141,000.00                0.00   1,429,759.29       1,429,759.29
    40     08/10/2008   343,141,000.00                0.00   1,474,312.96       1,474,312.96
    41     09/10/2008   343,141,000.00                0.00   1,474,267.75       1,474,267.75
    42     10/10/2008   343,141,000.00                0.00   1,429,632.68       1,429,632.68
    43     11/10/2008   343,141,000.00                0.00   1,474,170.80       1,474,170.80
    44     12/10/2008   343,141,000.00                0.00   1,429,545.26       1,429,545.26
    45     01/10/2009   343,141,000.00                0.00   1,429,498.59       1,429,498.59
    46     02/10/2009   343,141,000.00                0.00   1,429,456.69       1,429,456.69
    47     03/10/2009   343,141,000.00                0.00   1,429,544.98       1,429,544.98
    48     04/10/2009   343,141,000.00                0.00   1,473,919.55       1,473,919.55
    49     05/10/2009   343,141,000.00                0.00   1,429,321.54       1,429,321.54
    50     06/10/2009   343,141,000.00                0.00   1,473,822.67       1,473,822.67
    51     07/10/2009   343,141,000.00                0.00   1,429,234.75       1,429,234.75
    52     08/10/2009   343,141,000.00                0.00   1,473,724.49       1,473,724.49
    53     09/10/2009   343,141,000.00                0.00   1,473,677.60       1,473,677.60
    54     10/10/2009   343,141,000.00                0.00   1,429,104.78       1,429,104.78
    55     11/10/2009   343,141,000.00                0.00   1,473,952.87       1,473,952.87
    56     12/10/2009   343,141,000.00                0.00   1,429,163.22       1,429,163.22
    57     01/10/2010   343,141,000.00                0.00   1,439,938.64       1,439,938.64
    58     02/10/2010   343,141,000.00                0.00   1,460,504.16       1,460,504.16
    59     03/10/2010   343,141,000.00                0.00   1,467,667.92       1,467,667.92
    60     04/10/2010   343,141,000.00                0.00   1,511,271.07       1,511,271.07
    61     05/10/2010   343,141,000.00                0.00   1,472,095.43       1,472,095.43
    62     06/10/2010   343,141,000.00                0.00   1,522,289.60       1,522,289.60
    63     07/10/2010   343,141,000.00                0.00   1,472,077.06       1,472,077.06
    64     08/10/2010   343,141,000.00                0.00   1,522,270.45       1,522,270.45
    65     09/10/2010   343,141,000.00                0.00   1,522,261.24       1,522,261.24
    66     10/10/2010   343,141,000.00                0.00   1,472,049.37       1,472,049.37
    67     11/10/2010   343,141,000.00                0.00   1,522,241.56       1,522,241.56
    68     12/10/2010   343,141,000.00                0.00   1,472,030.14       1,472,030.14
    69     01/10/2011   343,141,000.00                0.00   1,472,019.90       1,472,019.90
    70     02/10/2011   343,141,000.00                0.00   1,472,010.56       1,472,010.56
    71     03/10/2011   343,141,000.00                0.00   1,472,207.99       1,472,207.99
    72     04/10/2011   343,141,000.00                0.00   1,522,189.20       1,522,189.20
    73     05/10/2011   343,141,000.00                0.00   1,471,979.00       1,471,979.00
    74     06/10/2011   343,141,000.00                0.00   1,522,168.16       1,522,168.16
    75     07/10/2011   343,141,000.00                0.00   1,471,958.45       1,471,958.45
    76     08/10/2011   343,141,000.00                0.00   1,522,146.72       1,522,146.72
    77     09/10/2011   343,141,000.00                0.00   1,522,136.36       1,522,136.36
    78     10/10/2011   343,141,000.00                0.00   1,471,927.39       1,471,927.39
    79     11/10/2011   343,141,000.00                0.00   1,522,114.32       1,522,114.32
    80     12/10/2011   343,141,000.00                0.00   1,471,905.86       1,471,905.86
    81     01/10/2012   343,141,000.00      126,263,289.45   1,522,091.86       1,522,091.86
    82     02/10/2012   216,877,710.55      116,671,240.80     934,820.70         934,820.70
    83     03/10/2012   100,206,469.75       63,928,110.58     434,960.37         434,960.37
    84     04/10/2012    36,278,359.17       36,278,359.17     161,784.05         161,784.05
Period   Interest Short   Expense   Total Payment     End Balance     Coupon Paid
------   --------------   -------   --------------   --------------   -----------
     1             0.00      0.00     1,395,565.86   343,141,000.00        4.8804%
     2             0.00      0.00     1,439,468.28   343,141,000.00        5.0340%
     3             0.00      0.00     1,395,587.90   343,141,000.00        4.8805%
     4             0.00      0.00     1,439,487.52   343,141,000.00        5.0340%
     5             0.00      0.00     1,439,497.88   343,141,000.00        5.0341%
     6             0.00      0.00     1,395,621.56   343,141,000.00        4.8806%
     7             0.00      0.00     1,439,517.03   343,141,000.00        5.0341%
     8             0.00      0.00     1,395,643.53   343,141,000.00        4.8807%
     9             0.00      0.00     1,395,653.86   343,141,000.00        4.8807%
    10             0.00      0.00     1,395,665.47   343,141,000.00        4.8808%
    11             0.00      0.00     1,396,885.83   343,141,000.00        4.8851%
    12             0.00      0.00     1,440,828.75   343,141,000.00        5.0387%
    13             0.00      0.00     1,396,921.67   343,141,000.00        4.8852%
    14             0.00      0.00     1,440,846.68   343,141,000.00        5.0388%
    15             0.00      0.00     1,396,942.69   343,141,000.00        4.8853%
    16             0.00      0.00     1,440,864.51   343,141,000.00        5.0389%
    17             0.00      0.00     1,440,874.21   343,141,000.00        5.0389%
    18             0.00      0.00     1,396,974.81   343,141,000.00        4.8854%
    19             0.00      0.00     1,440,891.92   343,141,000.00        5.0389%
    20             0.00      0.00     1,396,990.20   343,141,000.00        4.8854%
    21             0.00      0.00     1,396,992.93   343,141,000.00        4.8854%
    22             0.00      0.00     1,396,994.17   343,141,000.00        4.8854%
    23             0.00      0.00     1,397,081.80   343,141,000.00        4.8857%
    24             0.00      0.00     1,440,879.25   343,141,000.00        5.0389%
    25             0.00      0.00     1,396,979.64   343,141,000.00        4.8854%
    26             0.00      0.00     1,440,858.98   343,141,000.00        5.0388%
    27             0.00      0.00     1,396,964.87   343,141,000.00        4.8853%
    28             0.00      0.00     1,440,837.49   343,141,000.00        5.0388%
    29             0.00      0.00     1,440,828.75   343,141,000.00        5.0387%
    30             0.00      0.00     1,396,943.79   343,141,000.00        4.8853%
    31             0.00      0.00     1,440,806.40   343,141,000.00        5.0387%
    32             0.00      0.00     1,396,927.79   343,141,000.00        4.8852%
    33             0.00      0.00     1,440,783.46   343,141,000.00        5.0386%
    34             0.00      0.00     1,429,977.78   343,141,000.00        5.0008%
    35             0.00      0.00     1,429,973.21   343,141,000.00        5.0008%
    36             0.00      0.00     1,474,504.16   343,141,000.00        5.1565%
    37             0.00      0.00     1,429,844.12   343,141,000.00        5.0003%
    38             0.00      0.00     1,474,408.07   343,141,000.00        5.1562%
    39             0.00      0.00     1,429,759.29   343,141,000.00        5.0000%
    40             0.00      0.00     1,474,312.96   343,141,000.00        5.1558%
    41             0.00      0.00     1,474,267.75   343,141,000.00        5.1557%
    42             0.00      0.00     1,429,632.68   343,141,000.00        4.9996%
    43             0.00      0.00     1,474,170.80   343,141,000.00        5.1553%
    44             0.00      0.00     1,429,545.26   343,141,000.00        4.9993%
    45             0.00      0.00     1,429,498.59   343,141,000.00        4.9991%
    46             0.00      0.00     1,429,456.69   343,141,000.00        4.9990%
    47             0.00      0.00     1,429,544.98   343,141,000.00        4.9993%
    48             0.00      0.00     1,473,919.55   343,141,000.00        5.1545%
    49             0.00      0.00     1,429,321.54   343,141,000.00        4.9985%
    50             0.00      0.00     1,473,822.67   343,141,000.00        5.1541%
    51             0.00      0.00     1,429,234.75   343,141,000.00        4.9982%
    52             0.00      0.00     1,473,724.49   343,141,000.00        5.1538%
    53             0.00      0.00     1,473,677.60   343,141,000.00        5.1536%
    54             0.00      0.00     1,429,104.78   343,141,000.00        4.9977%
    55             0.00      0.00     1,473,952.87   343,141,000.00        5.1546%
    56             0.00      0.00     1,429,163.22   343,141,000.00        4.9979%
    57             0.00      0.00     1,439,938.64   343,141,000.00        5.0356%
    58             0.00      0.00     1,460,504.16   343,141,000.00        5.1075%
    59             0.00      0.00     1,467,667.92   343,141,000.00        5.1326%
    60             0.00      0.00     1,511,271.07   343,141,000.00        5.2851%
    61             0.00      0.00     1,472,095.43   343,141,000.00        5.1481%
    62             0.00      0.00     1,522,289.60   343,141,000.00        5.3236%
    63             0.00      0.00     1,472,077.06   343,141,000.00        5.1480%
    64             0.00      0.00     1,522,270.45   343,141,000.00        5.3235%
    65             0.00      0.00     1,522,261.24   343,141,000.00        5.3235%
    66             0.00      0.00     1,472,049.37   343,141,000.00        5.1479%
    67             0.00      0.00     1,522,241.56   343,141,000.00        5.3234%
    68             0.00      0.00     1,472,030.14   343,141,000.00        5.1478%
    69             0.00      0.00     1,472,019.90   343,141,000.00        5.1478%
    70             0.00      0.00     1,472,010.56   343,141,000.00        5.1478%
    71             0.00      0.00     1,472,207.99   343,141,000.00        5.1485%
    72             0.00      0.00     1,522,189.20   343,141,000.00        5.3233%
    73             0.00      0.00     1,471,979.00   343,141,000.00        5.1477%
    74             0.00      0.00     1,522,168.16   343,141,000.00        5.3232%
    75             0.00      0.00     1,471,958.45   343,141,000.00        5.1476%
    76             0.00      0.00     1,522,146.72   343,141,000.00        5.3231%
    77             0.00      0.00     1,522,136.36   343,141,000.00        5.3231%
    78             0.00      0.00     1,471,927.39   343,141,000.00        5.1475%
    79             0.00      0.00     1,522,114.32   343,141,000.00        5.3230%
    80             0.00      0.00     1,471,905.86   343,141,000.00        5.1474%
    81             0.00      0.00   127,785,381.32   216,877,710.55        5.3229%
    82             0.00      0.00   117,606,061.50   100,206,469.75        5.1724%
    83             0.00      0.00    64,363,070.95    36,278,359.17        5.2088%
    84             0.00      0.00    36,440,143.22             0.00        5.3514%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the 'material'), is for your private information and Banc of America Securities LLC (the 'Underwriter') is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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Information contained in this material is current as of the date appearing on
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for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may
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should consider whether the behavior of these securities should be tested at
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should be based only on the data in the prospectus and the prospectus supplement
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the spread between which may be significant due to market volatility or
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have been derived from matrix pricing that uses data relating to other
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General Information: The data underlying the Information has been obtained from
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individuals thereof may have positions in these securities while the Information
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solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                    Base Case (0 cpr, 0 cdr)                           0 cpy, 1 cdr, 35% sev, 24 mth lag
                   PRINCIPAL       INTEREST       CASHFLOW         BALANCE         PRINCIPAL       INTEREST       CASHFLOW
--------------   --------------   ----------   --------------   --------------   --------------   ----------   --------------
     10-Apr-05             0.00         0.00             0.00   185,100,000.00             0.00         0.00             0.00
     10-May-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jun-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jul-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Aug-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Sep-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Oct-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Nov-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Dec-05             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jan-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Feb-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Mar-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Apr-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-May-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jun-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jul-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Aug-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Sep-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Oct-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Nov-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Dec-06             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jan-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Feb-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Mar-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Apr-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-May-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jun-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Jul-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Aug-07             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75       724,203.75
     10-Sep-07             0.00   724,203.75       724,203.75   185,100,000.00     1,150,359.36   724,203.75     1,874,563.11
     10-Oct-07             0.00   724,203.75       724,203.75   185,100,000.00     2,877,291.62   719,702.97     3,596,994.59
     10-Nov-07             0.00   724,203.75       724,203.75   185,100,000.00     2,705,057.27   708,445.57     3,413,502.84
     10-Dec-07             0.00   724,203.75       724,203.75   185,100,000.00     2,884,308.63   697,862.03     3,582,170.65
     10-Jan-08   185,100,000.00   724,203.75   185,824,203.75             0.00   175,482,983.12   686,577.17   176,169,560.30
     10-Feb-08             0.00         0.00             0.00             0.00             0.00         0.00             0.00
                                              O cpy, 2 cdr, 35% sev, 24 mth lag
                    BALANCE         PRINCIPAL       INTEREST       CASHFLOW         BALANCE         PRINCIPAL       INTEREST
--------------   --------------   --------------   ----------   --------------   --------------   --------------   ----------
  10-Apr-05      185,100,000.00             0.00         0.00             0.00   185,100,000.00             0.00         0.00
  10-May-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jun-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jul-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Aug-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Sep-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Oct-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Nov-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Dec-05      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jan-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Feb-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Mar-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Apr-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-May-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jun-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jul-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Aug-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Sep-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Oct-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Nov-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Dec-06      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jan-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Feb-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Mar-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Apr-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-May-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jun-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00   724,203.75
  10-Jul-07      185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00     2,730,531.46   724,203.75
  10-Aug-07      185,100,000.00     3,072,352.89   724,203.75     3,796,556.64   182,027,647.11     4,992,661.60   713,520.55
  10-Sep-07      183,949,640.64     3,839,067.64   712,183.17     4,551,250.81   178,188,579.47     4,983,678.51   693,986.76
  10-Oct-07      181,072,349.02     4,012,900.44   697,162.82     4,710,063.26   174,175,679.04     5,149,388.17   674,488.11
  10-Nov-07      178,367,291.75     3,836,190.01   681,462.34     4,517,652.36   170,339,489.02     4,966,244.73   654,341.13
  10-Dec-07      175,482,983.12     4,009,003.60   666,453.25     4,675,456.85   166,330,485.42     5,130,670.78   634,910.70
  10-Jan-08                0.00   166,330,485.42   650,768.02   166,981,253.44             0.00   157,146,824.76   614,836.95
  10-Feb-08                0.00             0.00         0.00             0.00             0.00             0.00         0.00
     0 cpy, 3 cdr, 35% sev, 24 mth lag                           0 cpy, 4 cdr, 35% sev, 24 mth lag
                    CASHFLOW         BALANCE         PRINCIPAL       INTEREST       CASHFLOW         BALANCE         PRINCIPAL
--------------   --------------   --------------   --------------   ----------   --------------   --------------   --------------
10-Apr-05                  0.00   185,100,000.00             0.00         0.00             0.00   185,100,000.00             0.00
10-May-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jun-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jul-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Aug-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Sep-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Oct-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Nov-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Dec-05            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jan-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Feb-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Mar-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Apr-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-May-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jun-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jul-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Aug-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Sep-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Oct-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Nov-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Dec-06            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jan-07            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Feb-07            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Mar-07            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Apr-07            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-May-07            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00             0.00
10-Jun-07            724,203.75   185,100,000.00             0.00   724,203.75       724,203.75   185,100,000.00     2,294,034.81
10-Jul-07          3,454,735.21   182,369,468.54     6,256,680.31   724,203.75     6,980,884.06   178,843,319.69     7,516,449.88
10-Aug-07          5,706,182.14   177,376,806.94     6,149,425.64   699,724.49     6,849,150.13   172,693,894.05     7,311,165.62
10-Sep-07          5,677,665.26   172,393,128.43     6,131,169.55   675,664.86     6,806,834.41   166,562,724.50     7,281,560.21
10-Oct-07          5,823,876.28   167,243,740.27     6,286,738.54   651,676.66     6,938,415.20   160,275,985.96     7,424,934.36
10-Nov-07          5,620,585.86   162,277,495.54     6,095,175.00   627,079.80     6,722,254.79   154,180,810.97     7,222,932.75
10-Dec-07          5,765,581.49   157,146,824.76     6,249,238.79   603,232.42     6,852,471.22   147,931,572.18     7,364,634.07
10-Jan-08        157,761,661.71             0.00   147,931,572.18   578,782.28   148,510,354.45             0.00   138,684,288.28
10-Feb-08                  0.00             0.00             0.00         0.00             0.00             0.00             0.00
                     0 cpy, 5 cdr, 35% sev, 24 mth lag                        0 cpy, 10 cdr, 35% sev, 24 mth lag
                  INTEREST       CASHFLOW         BALANCE         PRINCIPAL      INTEREST      CASHFLOW         BALANCE
--------------   ----------   --------------   --------------   -------------   ----------   -------------   --------------
10-Apr-05              0.00             0.00   185,100,000.00            0.00         0.00            0.00   185,100,000.00
10-May-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Jun-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Jul-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Aug-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Sep-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Oct-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Nov-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Dec-05        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Jan-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Feb-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Mar-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Apr-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-May-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Jun-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Jul-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Aug-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Sep-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Oct-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Nov-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Dec-06        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Jan-07        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Feb-07        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Mar-07        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-Apr-07        724,203.75       724,203.75   185,100,000.00            0.00   724,203.75      724,203.75   185,100,000.00
10-May-07        724,203.75       724,203.75   185,100,000.00    1,083,573.40   724,203.75    1,807,777.15   184,016,426.60
10-Jun-07        724,203.75     3,018,238.56   182,805,965.19   13,438,509.98   719,964.27   14,158,474.25   170,577,916.62
10-Jul-07        715,228.34     8,231,678.22   175,289,515.30   13,490,696.63   667,386.10   14,158,082.73   157,087,219.99
10-Aug-07        685,820.23     7,996,985.85   167,978,349.68   13,196,757.80   614,603.75   13,811,361.55   143,890,462.19
10-Sep-07        657,215.29     7,938,775.51   160,696,789.47   13,077,690.51   562,971.43   13,640,661.94   130,812,771.68
10-Oct-07        628,726.19     8,053,660.55   153,271,855.10   13,127,923.05   511,804.97   13,639,728.02   117,684,848.63
10-Nov-07        599,676.13     7,822,608.88   146,048,922.35   12,842,326.14   460,441.97   13,302,768.11   104,842,522.49
10-Dec-07        571,416.41     7,936,050.48   138,684,288.28   12,891,281.12   410,196.37   13,301,477.49    91,951,241.37
10-Jan-08        542,602.28   139,226,890.56             0.00   91,951,241.37   359,759.23   92,311,000.61             0.00
10-Feb-08              0.00             0.00             0.00            0.00         0.00            0.00             0.00

                                 Base Case (0 cpr, 0 cdr)                            O cpy, 1 cdr, 35% sev, 24 mth lag
              PRINCIPAL        INTEREST        CASHFLOW         BALANCE         PRINCIPAL        INTEREST        CASHFLOW
---------   --------------   ------------   --------------   --------------   --------------   ------------   --------------
10-Apr-05             0.00           0.00             0.00   555,000,000.00             0.00           0.00             0.00
10-May-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jun-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jul-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Aug-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Sep-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Oct-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Nov-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Dec-05             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jan-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Feb-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Mar-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Apr-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-May-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jun-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jul-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Aug-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Sep-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Oct-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Nov-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Dec-06             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jan-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Feb-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Mar-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Apr-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-May-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jun-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jul-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Aug-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Sep-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Oct-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Nov-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Dec-07             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50
10-Jan-08             0.20   2,277,812.50     2,277,812.70   554,999,999.80     9,269,601.28   2,277,812.50    11,547,413.78
10-Feb-08             0.01   2,277,812.50     2,277,812.51   554,999,999.79     1,016,205.68   2,239,768.51     3,255,974.19
10-Mar-08             0.01   2,277,812.50     2,277,812.51   554,999,999.78     1,009,998.78   2,235,597.83     3,245,596.61
10-Apr-08             0.01   2,277,812.50     2,277,812.51   554,999,999.77     1,009,887.58   2,231,452.63     3,241,340.21
10-May-08             0.01   2,277,812.50     2,277,812.51   554,999,999.75     1,004,584.70   2,227,307.88     3,231,892.58
10-Jun-08             0.01   2,277,812.50     2,277,812.50   554,999,999.75     1,003,290.77   2,223,184.90     3,226,475.68
10-Jul-08             0.01   2,277,812.50     2,277,812.51   554,999,999.73       998,170.62   2,219,067.23     3,217,237.85
10-Aug-08             0.01   2,277,812.50     2,277,812.51   554,999,999.73       996,550.15   2,214,970.57     3,211,520.72
10-Sep-08             0.01   2,277,812.50     2,277,812.51   554,999,999.71       993,435.50   2,210,880.56     3,204,316.06
10-Oct-08             0.01   2,277,812.50     2,277,812.51   554,999,999.70       987,703.90   2,206,803.34     3,194,507.23
10-Nov-08             0.01   2,277,812.50     2,277,812.51   554,999,999.69       987,037.38   2,202,749.64     3,189,787.02
10-Dec-08             0.01   2,277,812.50     2,277,812.51   554,999,999.68       981,033.89   2,198,698.67     3,179,732.56
10-Jan-09             0.01   2,277,812.50     2,277,812.51   554,999,999.67       980,664.29   2,194,672.34     3,175,336.64
10-Feb-09             0.01   2,277,812.50     2,277,812.51   554,999,999.65       976,502.52   2,190,647.53     3,167,150.05
10-Mar-09             0.01   2,277,812.50     2,277,812.51   554,999,999.65       962,978.52   2,186,639.80     3,149,618.32
10-Apr-09             0.01   2,277,812.50     2,277,812.51   554,999,999.63       969,676.37   2,182,687.58     3,152,363.95
10-May-09             0.00   2,277,812.50     2,277,812.50   554,999,999.63       962,746.94   2,178,707.87     3,141,454.81
10-Jun-09             0.01   2,277,812.50     2,277,812.51   554,999,999.61       963,131.06   2,174,756.59     3,137,887.65
10-Jul-09             0.01   2,277,812.50     2,277,812.51   554,999,999.60       955,904.56   2,170,803.74     3,126,708.30
10-Aug-09             0.01   2,277,812.50     2,277,812.51   554,999,999.59       956,542.11   2,166,880.55     3,123,422.66
10-Sep-09             0.01   2,277,812.50     2,277,812.51   554,999,999.57       953,286.25   2,162,954.74     3,116,240.99
10-Oct-09    25,176,928.77   2,277,812.50    27,454,741.27   529,823,070.80    25,537,009.29   2,159,042.30    27,696,051.59
10-Nov-09    19,168,657.51   2,174,482.19    21,343,139.70   510,654,413.29    19,647,755.17   2,054,234.15    21,701,989.33
10-Dec-09    83,053,022.88   2,095,810.82    85,148,833.70   427,601,390.41    81,815,850.38   1,973,596.49    83,789,446.87
10-Jan-10   232,133,266.41   1,754,947.37   233,888,213.78   195,468,124.00   226,719,265.04   1,637,810.61   228,357,075.64
10-Feb-10    42,195,348.26     802,233.76    42,997,582.02   153,272,775.75    41,801,059.12     707,316.96    42,508,376.08
10-Mar-10     1,945,253.98     629,057.02     2,574,311.00   151,327,521.76     2,656,009.57     535,758.44     3,191,768.01
10-Apr-10   151,327,521.76     621,073.37   151,948,595.13             0.00   127,884,118.58     524,857.74   128,408,976.32
10-May-10             0.00           0.00             0.00             0.00             0.00           0.00             0.00
                                             O cpy, 2 cdr, 35% sev, 24 mth lag
               BALANCE         PRINCIPAL        INTEREST        CASHFLOW         BALANCE         PRINCIPAL        INTEREST
---------   --------------   --------------   ------------   --------------   --------------   --------------   ------------
10-Apr-05   555,000,000.00             0.00           0.00             0.00   555,000,000.00             0.00           0.00
10-May-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jun-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jul-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Aug-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Sep-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Oct-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Nov-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Dec-05   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jan-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Feb-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Mar-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Apr-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-May-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jun-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jul-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Aug-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Sep-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Oct-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Nov-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Dec-06   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jan-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Feb-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Mar-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Apr-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-May-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jun-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jul-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Aug-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Sep-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Oct-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Nov-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Dec-07   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50
10-Jan-08   545,730,398.72    18,562,619.47   2,277,812.50    20,840,431.97   536,437,380.53    27,879,353.73   2,277,812.50
10-Feb-08   544,714,193.05     2,026,296.43   2,201,628.42     4,227,924.85   534,411,084.10     3,030,179.31   2,163,390.99
10-Mar-08   543,704,194.27     2,012,169.31   2,193,312.16     4,205,481.47   532,398,914.79     3,006,410.19   2,150,954.62
10-Apr-08   542,694,306.69     2,010,250.51   2,185,053.88     4,195,304.39   530,388,664.27     3,000,983.47   2,138,615.82
10-May-08   541,689,721.99     1,997,955.69   2,176,803.48     4,174,759.17   528,390,708.58     2,980,008.14   2,126,299.28
10-Jun-08   540,686,431.21     1,993,687.10   2,168,603.53     4,162,290.63   526,397,021.49     2,971,088.99   2,114,068.83
10-Jul-08   539,688,260.60     1,981,781.17   2,160,421.11     4,142,202.28   524,415,240.31     2,950,740.95   2,101,874.99
10-Aug-08   538,691,710.45     1,976,877.37   2,152,287.55     4,129,164.92   522,438,362.95     2,940,904.45   2,089,764.65
10-Sep-08   537,698,274.95     1,968,997.80   2,144,174.11     4,113,171.92   520,469,365.14     2,926,627.52   2,077,694.69
10-Oct-08   536,710,571.05     1,955,907.27   2,136,093.02     4,092,000.29   518,513,457.87     2,904,572.83   2,065,683.32
10-Nov-08   535,723,533.67     1,952,933.07   2,128,065.65     4,080,998.72   516,560,524.81     2,897,675.92   2,053,762.47
10-Dec-08   534,742,499.78     1,939,324.14   2,120,050.49     4,059,374.63   514,621,200.67     2,874,890.05   2,041,869.93
10-Jan-09   533,761,835.48     1,936,956.76   2,112,091.18     4,049,047.94   512,684,243.90     2,868,931.12   2,030,070.90
10-Feb-09   532,785,332.96     1,927,039.73   2,104,141.58     4,031,181.31   510,757,204.17     2,851,703.92   2,018,296.33
10-Mar-09   531,822,354.45     1,898,496.68   2,096,232.69     3,994,729.38   508,858,707.49     2,806,689.43   2,006,592.46
10-Apr-09   530,852,678.08     1,910,227.12   2,088,440.95     3,998,668.07   506,948,480.37     2,821,833.62   1,995,073.34
10-May-09   529,889,931.14     1,894,838.03   2,080,601.05     3,975,439.08   505,053,642.34     2,796,505.09   1,983,492.06
10-Jun-09   528,926,800.08     1,894,008.12   2,072,824.32     3,966,832.45   503,159,634.22     2,792,917.46   1,972,014.74
10-Jul-09   527,970,895.52     1,878,054.17   2,065,051.00     3,943,105.17   501,281,580.05     2,766,793.26   1,960,552.14
10-Aug-09   527,014,353.41     1,877,741.82   2,057,343.15     3,935,084.97   499,403,838.23     2,764,005.74   1,949,196.76
10-Sep-09   526,061,067.16     1,869,699.05   2,049,636.59     3,919,335.64   497,534,139.17     2,749,710.94   1,937,852.82
10-Oct-09   500,524,057.87    25,867,566.41   2,041,963.03    27,909,529.44   471,666,572.76    26,169,097.39   1,926,567.55
10-Nov-09   480,876,302.69    20,094,680.87   1,935,798.23    22,030,479.09   451,571,891.89    20,509,999.68   1,819,165.21
10-Dec-09   399,060,452.31    80,574,240.13   1,853,326.31    82,427,566.44   370,997,651.76    79,328,626.24   1,734,988.75
10-Jan-10   172,341,187.27   221,375,444.62   1,522,636.20   222,898,080.81   149,622,207.15   216,101,691.09   1,409,410.85
10-Feb-10   130,540,128.15    41,391,980.00     614,074.48    42,006,054.47   108,230,227.15    40,968,627.28     522,493.49
10-Mar-10   127,884,118.58     3,331,116.06     444,194.89     3,775,310.95   104,899,111.08     3,971,313.89     354,351.42
10-Apr-10             0.00   104,899,111.08     430,523.44   105,329,634.52             0.00    82,368,118.29     338,052.49
10-May-10             0.00             0.00           0.00             0.00             0.00             0.00           0.00
     O cpy, 3 cdr, 35% sev, 24 mth lag                      O cpy, 4 cdr, 35% sev, 24 mth lag
               CASHFLOW         BALANCE         PRINCIPAL        INTEREST        CASHFLOW         BALANCE         PRINCIPAL
---------   --------------   --------------   --------------   ------------   --------------   --------------   --------------
10-Apr-05             0.00   555,000,000.00             0.00           0.00             0.00   555,000,000.00             0.00
10-May-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jun-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jul-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Aug-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Sep-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Oct-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Nov-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Dec-05     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jan-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Feb-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Mar-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Apr-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-May-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jun-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jul-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Aug-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Sep-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Oct-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Nov-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Dec-06     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jan-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Feb-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Mar-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Apr-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-May-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jun-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jul-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Aug-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Sep-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Oct-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Nov-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Dec-07     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00             0.00
10-Jan-08    30,157,166.23   527,120,646.27    37,220,109.95   2,277,812.50    39,497,922.45   517,779,890.05    46,585,201.18
10-Feb-08     5,193,570.30   524,090,466.96     4,027,759.02   2,125,054.97     6,152,813.99   513,752,131.03     5,018,937.84
10-Mar-08     5,157,364.81   521,084,056.77     3,992,617.62   2,108,524.37     6,101,142.00   509,759,513.41     4,970,685.39
10-Apr-08     5,139,599.28   518,083,073.30     3,981,978.85   2,092,138.00     6,074,116.85   505,777,534.56     4,953,126.71
10-May-08     5,106,307.42   515,103,065.16     3,950,635.12   2,075,795.30     6,026,430.42   501,826,899.44     4,909,727.59
10-Jun-08     5,085,157.82   512,131,976.17     3,935,394.68   2,059,581.23     5,994,975.91   497,891,504.76     4,886,500.53
10-Jul-08     5,052,615.94   509,181,235.22     3,904,957.77   2,043,429.72     5,948,387.49   493,986,546.98     4,844,337.97
10-Aug-08     5,030,669.11   506,240,330.76     3,888,553.13   2,027,403.12     5,915,956.25   490,097,993.85     4,819,744.02
10-Sep-08     5,004,322.21   503,313,703.24     3,866,264.60   2,011,443.85     5,877,708.45   486,231,729.25     4,787,848.33
10-Oct-08     4,970,256.15   500,409,130.41     3,833,663.07   1,995,576.06     5,829,239.12   482,398,066.19     4,743,140.28
10-Nov-08     4,951,438.39   497,511,454.49     3,821,255.04   1,979,842.06     5,801,097.11   478,576,811.14     4,723,659.79
10-Dec-08     4,916,759.97   494,636,564.45     3,787,751.58   1,964,159.00     5,751,910.58   474,789,059.56     4,677,929.42
10-Jan-09     4,899,002.02   491,767,633.33     3,776,642.16   1,948,613.43     5,725,255.59   471,012,417.40     4,660,145.79
10-Feb-09     4,870,000.25   488,915,929.41     3,750,588.83   1,933,113.46     5,683,702.29   467,261,828.57     4,623,789.67
10-Mar-09     4,813,281.89   486,109,239.97     3,687,693.46   1,917,720.42     5,605,413.89   463,574,135.11     4,541,647.29
10-Apr-09     4,816,906.96   483,287,406.35     3,704,679.24   1,902,585.51     5,607,264.75   459,869,455.87     4,558,949.40
10-May-09     4,779,997.16   480,490,901.26     3,667,982.14   1,887,380.89     5,555,363.03   456,201,473.73     4,509,505.39
10-Jun-09     4,764,932.20   477,697,983.80     3,660,147.57   1,872,326.88     5,532,474.45   452,541,326.17     4,495,989.21
10-Jul-09     4,727,345.40   474,931,190.54     3,622,468.43   1,857,305.03     5,479,773.46   448,918,857.74     4,445,428.53
10-Aug-09     4,713,202.50   472,167,184.80     3,615,742.53   1,842,437.81     5,458,180.34   445,303,115.21     4,433,362.89
10-Sep-09     4,687,563.76   469,417,473.86     3,593,796.15   1,827,598.20     5,421,394.36   441,709,319.06     4,402,430.70
10-Oct-09    28,095,664.94   443,248,376.47    26,442,100.52   1,812,848.66    28,254,949.19   415,267,218.53    26,687,075.19
10-Nov-09    22,329,164.90   422,738,376.79    20,894,277.18   1,704,325.88    22,598,603.06   394,372,941.35    21,248,079.41
10-Dec-09    81,063,614.99   343,409,750.55    78,079,441.87   1,618,572.28    79,698,014.15   316,293,499.48    76,827,119.23
10-Jan-10   217,511,101.94   127,308,059.46   210,897,887.26   1,298,121.24   212,196,008.50   105,395,612.22   205,763,912.72
10-Feb-10    41,491,120.77    86,339,432.18    40,531,515.20     432,561.16    40,964,076.36    64,864,097.01    40,081,155.85
10-Mar-10     4,325,665.31    82,368,118.29     4,577,340.61     266,213.06     4,843,553.67    60,286,756.41     5,149,930.84
10-Apr-10    82,706,170.77             0.00    60,286,756.41     247,426.90    60,534,183.30             0.00    38,650,638.83
10-May-10             0.00             0.00             0.00           0.00             0.00             0.00             0.00
                O cpy, 5 cdr, 35% sev, 24 mth lag                           O cpy, 10 cdr, 35% sev, 24 mth lag
              INTEREST        CASHFLOW         BALANCE         PRINCIPAL        INTEREST        CASHFLOW         BALANCE
---------   ------------   --------------   --------------   --------------   ------------   --------------   --------------
10-Apr-05           0.00             0.00   555,000,000.00             0.00           0.00             0.00   555,000,000.00
10-May-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jun-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jul-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Aug-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Sep-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Oct-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Nov-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Dec-05   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jan-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Feb-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Mar-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Apr-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-May-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jun-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jul-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Aug-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Sep-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Oct-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Nov-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Dec-06   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jan-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Feb-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Mar-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Apr-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-May-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jun-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jul-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Aug-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Sep-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Oct-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Nov-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Dec-07   2,277,812.50     2,277,812.50   555,000,000.00             0.00   2,277,812.50     2,277,812.50   555,000,000.00
10-Jan-08   2,277,812.50    48,863,013.68   508,414,798.82    93,787,174.05   2,277,812.50    96,064,986.55   461,212,825.95
10-Feb-08   2,086,619.07     7,105,556.91   503,395,860.97     9,875,217.62   1,892,894.31    11,768,111.93   451,337,608.33
10-Mar-08   2,066,020.51     7,036,705.91   498,425,175.58     9,735,029.91   1,852,364.77    11,587,394.68   441,602,578.41
10-Apr-08   2,045,619.99     6,998,746.70   493,472,048.87     9,657,132.13   1,812,410.58    11,469,542.71   431,945,446.28
10-May-08   2,025,291.53     6,935,019.13   488,562,321.28     9,528,197.44   1,772,776.10    11,300,973.55   422,417,248.84
10-Jun-08   2,005,141.19     6,891,641.72   483,675,820.75     9,440,268.95   1,733,670.79    11,173,939.74   412,976,979.89
10-Jul-08   1,985,086.18     6,829,424.15   478,831,482.78     9,315,301.01   1,694,926.35    11,010,227.36   403,661,678.89
10-Aug-08   1,965,204.21     6,784,948.23   474,011,738.76     9,225,973.83   1,656,694.81    10,882,668.64   394,435,705.06
10-Sep-08   1,945,423.18     6,733,271.51   469,223,890.42     9,122,794.56   1,618,829.87    10,741,624.43   385,312,910.50
10-Oct-08   1,925,773.05     6,668,913.33   464,480,750.15     8,994,997.34   1,581,388.40    10,576,385.75   376,317,913.15
10-Nov-08   1,906,306.41     6,629,966.20   459,757,090.35     8,917,714.93   1,544,471.44    10,462,186.36   367,400,198.23
10-Dec-08   1,886,919.72     6,564,849.15   455,079,160.93     8,789,338.99   1,507,871.65    10,297,210.64   358,610,859.23
10-Jan-09   1,867,720.72     6,527,866.51   450,419,015.14     8,716,592.15   1,471,798.73    10,188,390.88   349,894,267.09
10-Feb-09   1,848,594.71     6,472,384.37   445,795,225.48     8,607,975.26   1,436,024.39    10,043,999.64   341,286,291.83
10-Mar-09   1,829,617.90     6,371,265.19   441,253,578.19     8,410,643.75   1,400,695.82     9,811,339.57   332,875,648.08
10-Apr-09   1,810,978.23     6,369,927.63   436,694,628.79     8,408,308.39   1,366,177.14     9,774,485.53   324,467,339.69
10-May-09   1,792,267.54     6,301,772.93   432,185,123.40     8,276,243.83   1,331,668.04     9,607,911.87   316,191,095.86
10-Jun-09   1,773,759.78     6,269,748.99   427,689,134.18     8,214,713.31   1,297,700.96     9,512,414.26   307,976,382.56
10-Jul-09   1,755,307.49     6,200,736.02   423,243,705.65     8,081,873.94   1,263,986.40     9,345,860.35   299,894,508.62
10-Aug-09   1,737,062.71     6,170,425.60   418,810,342.76     8,024,241.68   1,230,817.05     9,255,058.73   291,870,266.93
10-Sep-09   1,718,867.45     6,121,298.15   414,407,912.06     7,930,629.13   1,197,884.22     9,128,513.35   283,939,637.80
10-Oct-09   1,700,799.14    28,387,874.33   387,720,836.87    27,509,074.53   1,165,335.60    28,674,410.12   256,430,563.27
10-Nov-09   1,591,270.93    22,839,350.34   366,472,757.47    22,579,805.71   1,052,433.77    23,632,239.48   233,850,757.56
10-Dec-09   1,504,065.28    78,331,184.50   289,645,638.24    70,533,488.00     959,762.48    71,493,250.48   163,317,269.57
10-Jan-10   1,188,753.97   206,952,666.70    83,881,725.52   163,317,269.57     670,281.29   163,987,550.86             0.00
10-Feb-10     344,264.58    40,425,420.43    43,800,569.67             0.00           0.00             0.00             0.00
10-Mar-10     179,764.84     5,329,695.68    38,650,638.83             0.00           0.00             0.00             0.00
10-Apr-10     158,628.66    38,809,267.49             0.00             0.00           0.00             0.00             0.00
10-May-10           0.00             0.00             0.00             0.00           0.00             0.00             0.00

From: GEORDIE WALKER, BANC OF AMERICA SECU [mailto:GYRO@bloomberg.net]
Sent: Thursday, March 31, 2005 1:23 PM
Subject: CMBS NEW ISSUE: BACM 05-1 *Publics* PRICING SPREADS


Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-1 Approx. $2.32B NEW ISSUE CMBS

Joint Bks/LDS:       Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Co-Lead Mgr:         Barclays Capital Inc.
Co-Managers:         Goldman Sachs/RBS Greenwich Capital
Rating Agencies:     S&P and Fitch
Expected Timing:     Price 2:00,  Settles Tuesday 4/12

Class Size($mm) (F/S&P)   Sub Lvl  WAL   Prin Window  PX SPD
A1     39.8     AAA/AAA    20.000  1.52     1- 33     EDSF+5
A2    185.1     AAA/AAA    20.000  2.74    33- 33     S+9
A3    555.2*    AAA/AAA    20.000  4.79    54- 60     S+17
A4    343.1*    AAA/AAA    20.000  6.83    81- 84     S+23
ASB   134.0*    AAA/AAA    20.000  6.37    33-114     S+23
A5    381.2*    AAA/AAA    20.000  9.62   114-117     S+24
A1A   219.2     AAA/AAA    20.000  7.39  No longer avail.
AJ    168.4     AAA/AAA    12.750  9.79   117-118     S+30
B      61.0     AA/AA      10.125  9.87   118-119     S+35
C      20.3     AA-/AA-     9.250  9.91   119-119     S+37
D      43.5     A/A         7.375  9.91   119-119     S+45

*Size changes on A3, A4, A5 and ASB

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc., Barclays Capital Inc., and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.

Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179, or Craig Leonard/Brian Dixon at Barclays Capital Inc., 200 Park Avenue, 5th Floor, New York, NY 101566. Such securities may not be suitable for all investors.

From: CHRIS SPRINGER, BANC OF AMERICA SECU
[mailto:SPRINGERJC@bloomberg.net]
Sent: Thursday, March 31, 2005 1:29 PM
To: Springer, Chris
Subject: CMBS NEW ISSUE: BACM 05-1 CUSIPS **PUBLICS**


Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-1 Approx. $2.32B NEW ISSUE CMBS

Class    CUSIP
A1   05947U C6 3
A2   05947U C7 1
A3   05947U C8 9
A4   05947U C9 7
ASB  05947U D2 1
A5   05947U D3 9
A1A  05947U D4 7
AJ   05947U D5 4
B    05947U D6 2
C    05947U D7 0
D    05947U D8 8


This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc., Barclays Capital Inc., and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.

Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179, or Craig Leonard/Brian Dixon at Barclays Capital Inc., 200 Park Avenue, 5th Floor, New York, NY 101566. Such securities may not be suitable for all investors.

From: GEORDIE WALKER, BANC OF AMERICA SECU [mailto:GYRO@bloomberg.net]
Sent: Thursday, March 31, 2005 2:21 PM
Subject: CMBS NEW ISSUE: BACM 2005-1 *Pricing Benchmarks*


Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-1 Approx. $2.32B NEW ISSUE CMBS

EDSF 4.098%
Swaps                         Tsy Px      Tsy Yld
02 41.75                    2 99-29 3/4   3.787
03 46.75                    3 98-15 3/4   3.934
04 47.25                    5 99-06 1/4   4.181
05 44.75                   10 96-01+      4.500
06 46.75                   30 108-29      4.772
07 47.50
08 47.50
09 46.75
10 45.50
11 50.00         *Spd to 10Y


This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc., Barclays Capital Inc., and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.

Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179, or Craig Leonard/Brian Dixon at Barclays Capital Inc., 200 Park Avenue, 5th Floor, New York, NY 101566. Such securities may not be suitable for all investors.